UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 29, 2012

Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Connecticut Municipal Bond Fund	FCTTX	FCTBX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NMABX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NNJBX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NNYBX	NNYCX	NTNYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the US and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the Continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the US, strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control act of 2011, both scheduled to take place at year-end loom closer with little progress being made to deal with them.

During the last year investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 20, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio managers Michael Hamilton, Paul Brennan and Scott Romans examine key investment strategies and the Funds’ performance during the twelve months ending February 29, 2012. Michael has 23 years of investment experience and manages both the Nuveen Connecticut Municipal Bond Fund and the Nuveen Massachusetts Municipal Bond Fund. Paul has 21 years of investment experience and manages the Nuveen New Jersey Municipal Bond Fund. Scott has 13 years of investment experience and manages the Nuveen New York Municipal Bond Fund. They have each managed their respective Funds since January 2011.

What factors affected the U.S. economy, the national municipal bond market and the state municipal bond markets during the twelve-month reporting period ending February 29, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its March 2012 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.0%, the best growth number since the end of second quarter 2010 and the tenth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 2.9% year-over-year as of February 2012, while the core CPI (which excludes food and energy) increased 2.2% during the same period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.3% in February 2012, the lowest level in three years, down from 9.0% in February 2011. The housing market continued to be the major weak spot in the economy. For the twelve months ended January 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 3.8%, as housing prices hit their lowest levels

Nuveen Investments	5

since early 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied over this period. Historically light issuance of new tax-exempt bonds served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities. The depressed level of municipal bond issuance was due in part to the continued impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. This reduced the need for many borrowers to come to market with new tax-exempt issues during this period. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity.

Over the twelve months ended February 29, 2012, municipal bond issuance nationwide totaled $307.4 billion, a decrease of 24% compared with issuance during the twelve-month period ended February 28, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

The Connecticut economy continued its recovery from the recession. Employment has expanded in Connecticut, as evidenced by the state’s unemployment rate dropping from 9.3% at the beginning of 2011 to 8.0% at the beginning of 2012, slightly below the national rate of 8.3%. In May 2011, Connecticut enacted its current biennial budget for the 2012 and 2013 fiscal years. This budget raised the state’s top income-tax rate from 6.5% to 6.7%, increased the state sales tax from 6.00% to 6.35% and raised a host of other taxes as well. The new budget also relied on expenditure reductions, which included concessions from the state’s public service unions. According to Moody’s Investors Service, Inc. (Moody’s), Connecticut’s per-capita debt burden is the highest in the nation at $5,236 in 2010, in contrast to the national median of $1,066. Connecticut enjoys the highest per-capita income of the 50 states, at 137% of the national average in 2010. Approximately $5.5 billion in Connecticut municipal bonds were issued during the twelve months ending February 29, 2012, an 11% year-over-year decline. At period end, the state held credit ratings of Aa3 and AA from Moody’s and S&P, respectively. Moody’s downgraded the state’s rating from Aa2 to Aa3 on January 20, 2012, citing its depleted reserves and high debt burden.

Massachusetts enjoys a highly diverse economy. Bolstered by significant levels of employment in the relatively stable education and health care industries, the state’s economic downturn was milder than that of the nation as a whole. Massachusetts also experienced a stronger-than-average economic recovery, according to Moody’s Analytics. Payrolls in the state have been expanding since January 2010, and the January 2012 unemployment rate of 6.9% was well below the national average of 8.3%. Massachusetts is a wealthy state with per-capita income at 129% of the U.S. average, ranking second highest among the 50 states. On January 25, 2012, the governor presented his proposed

6	Nuveen Investments

$32.2 billion fiscal 2013 budget. It is 5.6% larger than the adopted fiscal 2012 budget and calls for a 50-cent-per-pack hike in the cigarette tax. For the twelve months ending February 29, 2012, Massachusetts tax-exempt bond supply totaled $9.0 billion, a 29% year-over-year decrease. At period end, Massachusetts maintained credit ratings of Aa1 and AA+ from Moody’s and S&P, respectively. S&P raised its rating on the state to AA+ from AA on September 16, 2011.

Although New Jersey’s recession was milder than the nation’s, its subsequent economic recovery has been slow. Cutbacks in public sector employment and financial services have weighed on the state. In January 2012, New Jersey’s unemployment rate stood at 9.0%, well above the national rate of 8.3%. According to Moody’s, New Jersey’s economy is projected to lag the nation as a whole, due in part to the state’s high cost structure and slow population growth. New Jersey is a wealthy state, its per-capita income was third highest among the 50 states in 2011, at 128% of the national average. The state’s $29.7 billion budget for fiscal 2012, enacted in June 2011, held total spending to about the same level as fiscal 2011. The fiscal year 2012 budget contained no new taxes. Additional legislation adopted at the same time as the fiscal 2012 budget reformed employee benefits for state employees. The reforms included raising the retirement age, increasing employee contributions to pensions, suspending cost-of-living increases on pensions and requiring state employees to pay a portion of their health care premiums. In February 2012, the governor proposed a fiscal 2013 budget of $32.1 billion. The fiscal 2013 budget proposes cutting state income taxes by 10% over three years. Both Moody’s and S&P reduced their credit ratings for New Jersey in 2011. Moody’s lowered its rating from Aa2 to Aa3 on April 27, 2011, citing depleted reserves, the state’s high debt burden and its poorly funded retirement plans, and S&P lowered its rating from AA to AA- on February 9, 2011, citing the same reasons. For the twelve months ending February 29, 2012, the state issued $7.2 billion in tax-exempt debt, a 50% year-over-year decrease.

New York’s $1.2 trillion economy represents 8.3% of U.S. gross domestic product and, according to the International Monetary Fund, would be the 14th largest economy in the world on a stand-alone basis. As of February 2012, the state’s unemployment rate registered 8.5%, slightly above the national rate of 8.3%. New York’s budget picture has improved considerably over the past year. Revenues have been increased through a tax hike passed in December 2011, and expenditures have been more tightly controlled. The state’s top tax rate was raised to 8.82% from 6.85% for high-income earners. The governor’s proposed $132.5 billion budget for fiscal 2013 holds spending to fiscal 2012 levels. As a result of increased revenues and flat expenditures, the fiscal 2013 budget, if enacted, will move the state’s finances closer to structural balance. New York is heavily indebted, with debt per capita at $3,149 in 2010, versus the national median of $1,066, according to Moody’s. New York is a high-income state, with per-capita income at 121% of the U.S. average, fifth highest among the 50 states. The state’s pensions have traditionally been well funded, though they did decline with the stock market crash. As of March 31, 2010, the state’s combined pension funding ratio stood at 94.3%, among the best of the 50 states. New York tax-exempt bond supply totaled $38.4 billion for the twelve-month period ending February 2012, a 1.6% decline from 2011, while issuance nationwide declined 24% in 2011. At period end, New York’s credit ratings were Aa2 and AA from Moody’s and S&P, respectively.

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How did the Funds perform during the twelve-month period ended February 29, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year and ten-year periods ending February 29, 2012. Each Fund’s Class A Share total returns at net asset value are compared with the performance of the national and corresponding state-specific S&P municipal bond index and relevant Lipper classification average. During the twelve-month period, in a very favorable environment for tax-exempt bond investing, the Connecticut, Massachusetts and New York Funds trailed the S&P National Municipal Bond Index, while the New Jersey Fund outpaced the National S&P Index. All the Funds surpassed the results of their respective state-specific indexes. The New Jersey Fund outperformed its corresponding Lipper average, while the Connecticut, Massachusetts and New York Funds underperformed their corresponding Lipper averages.

Nuveen Connecticut Municipal Bond Fund

The reporting period was a particularly favorable year for tax-exempt bond performance, with municipal bond yields peaking near the start and steadily dropping over the subsequent twelve months, while bond prices rose accordingly (bond yields and prices move in opposite directions). Against a backdrop of declining interest rates, bonds with longer maturities benefited to a greater extent than shorter-dated bonds. This situation was a helpful factor behind the Connecticut Fund’s outperformance relative to the S&P Connecticut Municipal Bond Index, given that its portfolio duration, meaning its sensitivity to interest rate changes, was longer than average within the Connecticut municipal bond market. Specifically, the Fund was underweighted in shorter-dated bonds, the weakest-performing segment of the yield curve, while generally maintaining overweightings among bonds with longer maturities.

Another positive impact on performance relative to the overall Connecticut tax-exempt bond market was the Fund’s credit-quality allocations. Because higher-rated bonds tended to lag their lower-rated counterparts during the past twelve months, the Fund’s results were helped by our underweighting of high-quality bonds with credit ratings of AAA and AA and our elevated exposure to the BBB segment of the credit-quality universe relative to the S&P Connecticut Municipal Bond Index. That said, the Fund had an underweighting in A-rated debt, which as a category performed well, so this particular allocation slightly hampered results on a relative basis.

Sector allocation, meanwhile, had a very slight negative effect on results. For example, our overweighting in housing bonds detracted, as these securities tend to underperform during periods of falling interest rates, when the risk of mortgage prepayments increases. Underweighting two other sectors that enjoyed favorable returns on a relative basis, local general obligation bonds and transportation debt, also hindered performance compared to the Connecticut municipal bond market. However, an overweighting in health care bonds had a counterbalancing positive impact, with many of our lower-investment-grade bond purchases in this category performing well.

8	Nuveen Investments

Nuveen Massachusetts Municipal Bond Fund

During the reporting period at a meeting held on November 7, 2011, shareholders of the Nuveen Massachusetts Municipal Bond Fund 2 approved the merger of the Fund into the Nuveen Massachusetts Municipal Bond Fund. On November 18, 2011 the Fund merger took place.

The reporting period was a particularly favorable year for tax-exempt bond performance, with municipal bond yields peaking near the start and steadily dropping over the subsequent twelve months, while bond prices rose accordingly (bond yields and prices move in opposite directions). Against a backdrop of declining interest rates, bonds with longer maturities benefited to a greater extent than shorter-dated bonds. This situation was a helpful factor behind the Massachusetts Fund’s outperformance relative to the S&P Massachusetts Municipal Bond Index, given that its portfolio duration, meaning its sensitivity to interest rate changes, was longer than average within the Massachusetts municipal bond market. Specifically, the Fund was underweighted in shorter-dated bonds, the weakest-performing segment of the yield curve, while generally maintaining overweightings among bonds with longer maturities.

Another positive impact on performance was provided by the Fund’s credit-quality allocations. Because higher-rated bonds tended to lag their lower-rated counterparts during the past twelve months, the Fund’s results were helped by our underweighting of high-quality bonds with credit ratings of AAA and AA and our elevated exposure to bonds with credit ratings of BBB and lower, relative to the S&P Massachusetts Municipal Bond Index. Also, the Fund benefited from its position in an inverse floating rate security, which performed as expected by providing additional income in an environment of declining municipal bond yields.

Meanwhile, disappointing sector and security selection weighed heavily on relative performance, primarily due to two unfortunate health care positions in the portfolio. The Fund’s returns were significantly hampered when two hospital bond issuers, Quincy Medical Center and Northern Berkshire Community Hospital, declared bankruptcy during the summer of 2011. As a result, the Fund’s holdings in their bonds lost value.

Nuveen New Jersey Municipal Bond Fund

Relative to the S&P New Jersey Municipal Bond Index, the Fund was well positioned from a duration standpoint. In other words, the portfolio’s longer duration was slightly more sensitive to the beneficial effects of declining interest rates during the twelve-month period, and this positioning supported the Fund’s returns.

A second positive impact on the Fund’s relative performance came from the portfolio’s credit-quality allocation. Bonds with a greater degree of credit risk, especially bonds with credit ratings of A and lower, performed well. Given that interest rates have been historically very low for a number of years, investors have been increasingly eager to own securities with added credit risk in exchange for higher levels of income and willing to accept increasingly less yield in exchange for taking on this risk. The Fund’s sizeable allocation to lower-investment-grade bonds, with close to half of the portfolio invested in A-rated and BBB-rated issues, as well as a modest allocation to non-rated bonds and below-investment-grade-rated debt, proved very helpful to the Fund’s performance in this environment.

Nuveen Investments	9

We did have some exposure to sectors that lagged the overall New Jersey market and detracted to a small degree from performance . For example, at period end the Fund had an allocation to advance refunded bonds. These securities tend to have relatively short average lives and very high credit quality, which were not advantageous characteristics in an environment in which investors were interested in reaching for yield through longer-dated, lower-rated issues. Another source of relative underperformance was the Fund’s exposure to housing bonds, a category that encountered some difficulty given the increased risk of mortgage prepayments in a falling interest-rate environment. Yet, these were relatively modest disappointments in what was otherwise a very favorable twelve months for the Fund.

Nuveen New York Municipal Bond Fund

During the reporting period at a meeting held on November 7, 2011, shareholders of the Nuveen New York Municipal Bond Fund 2 approved the merger of the Fund into the Nuveen New York Municipal Bond Fund. On November 18, 2011 the Fund merger took place.

The biggest factor underlying the New York Fund’s outperformance of the S&P New York Municipal Bond Index was the Fund’s credit-rating allocation. Investors, seeking additional yield in a low-interest rate environment by taking on added credit risk, favored lower-rated bonds over higher-grade issues. This trend had a positive impact on the Fund’s performance in relative terms, given the Fund’s significant allocation to non-rated bonds as well as to A-rated and BBB-rated issues. At the same time, the Fund’s relative underweighting in bonds with AAA and AA credit ratings further contributed to results.

The Fund’s duration positioning, meaning its sensitivity to interest rate changes, also supported relative performance. With declining yields throughout the period, the Fund’s longer duration than that of the New York municipal bond market was a helpful factor, as the Fund was more sensitive to the favorable effects of falling interest rates. More specifically, the Fund benefited the most from underweighting bonds on the short end of the yield curve, which lagged their longer-dated counterparts, a category in which we were generally overweighted and which further contributed to performance.

The Fund’s sector weightings also added to results on a relative basis, although to a much smaller extent. The strongest sector-related outperformance came from overweighting health care bonds, a group that generated better returns than that of the index. The Fund also benefited from modest overweightings in tobacco-securitization and utility bonds. In contrast, this outperformance was somewhat offset by an underweighting in the transportation sector. In particular, we lacked sufficient investments in public transportation and parking bonds, which did relatively well, and we would have benefited from owning more.

What strategies were used to manage the Funds during the twelve-month period ended February 29, 2012?

All the Funds invest primarily in investment-grade municipal bonds and are designed to provide as high a level of current income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

10	Nuveen Investments

Nuveen Connecticut Municipal Bond Fund

With relatively limited supply of new tax-exempt Connecticut bonds throughout the period, our purchase activity tended to be opportunistic in nature. In other words, we took advantage of individual opportunities when they became available, across a variety of sectors, applying Nuveen’s in-depth credit research to select those securities we believed could provide our shareholders with long-term value. Much of the municipal bond issuance in Connecticut tends to be highly rated, with credit ratings of AA and higher, and we did not generally see attractive values among these securities. When possible, our preference was to invest in bonds rated lower on the credit spectrum, after we thoroughly investigated their credit quality and decided they offered a favorable risk/reward tradeoff. In our purchases, we emphasized longer-dated bonds and added a variety of new issues with maturity dates of around 25 years and longer, which enabled us to maintain the portfolio’s duration sufficiently long. Facing strong competition for these attractive longer-duration holdings, we also purchased bonds with intermediate maturities of about 12 years, given the healthy amount of issuance in this maturity range.

We were especially active in adding new bonds to the portfolio in the second half of the period, notably in the fall of 2011. One area in which we saw opportunities to meet our management objectives was the health care sector, where we were able to find suitable lower-investment-grade rated securities offering a higher rate of income at a manageable level of risk. We also added to the Fund’s exposure to higher education bonds, favoring those with credit ratings in the A range as a source of particular value.

Nuveen Massachusetts Municipal Bond Fund

With relatively limited supply of new tax-exempt Massachusetts bonds throughout the period, our purchase activity tended to be opportunistic in nature. When available, we bought longer-dated issues, but given recent supply patterns, we were often more successful in adding bonds with longer intermediate maturities of about 15 to 20 years.

One notable purchase made during the reporting period was in April 2011, when we purchased bonds for the Broad Institute, a genomic medical research center that is a joint venture of Massachusetts Institute of Technology and Harvard University. Other key purchases included a Massachusetts school building authority sales tax bond and a small allocation to Puerto Rico bonds (bonds issued by U.S. territories are generally fully tax exempt for residents of all 50 states). We also made smaller purchases in the secondary municipal bond market to add on to positions we already held in the portfolio when we believed the bonds were attractively priced.

In addition, we sold AAA-rated higher education bonds with a 20-year maturity date and a five-year call date. We believed these were good sale candidates because we thought these bonds, of which there is a large supply within Massachusetts, were fully valued. With the proceeds of this sale, we added two positions to the portfolio, a AA rated local general obligation bond and a AA rated student loan revenue bond both having longer call dates. Through this exchange, we were able to sell a position we saw as fully valued and replace it with holdings from sectors that we believed would improve the structure of the portfolio.

Nuveen Investments	11

Nuveen New Jersey Municipal Bond Fund

Although we initiated a variety of new bond purchases throughout the twelve-month period, with a modest pickup in activity in the period’s second half, the portfolio’s sector allocations remained relatively stable. One area of opportunity was among local general obligation bonds, a category that saw increased issuance during the period and where we identified several noteworthy bond issues. For example, we purchased utility bonds backed by Union County, as well as those of several local townships issuing debt to fund area schools. In each case, we believed the bonds were backed by a creditworthy issuer and provided an attractive yield relative to the securities’ prices. Other purchases during the period were scattered across a variety of sectors, including higher education and health care bonds. To fund these purchases, we used the proceeds of bond maturities and calls. Bond calls have accelerated in the low-interest rate environment, as issuers have taken advantage of historically low rates to refinance their debt at more favorable terms. In addition, as investor interest in the municipal bond market increased over the course of the period, we saw more new investment inflows from shareholders, which in turn provided us with additional cash to buy bonds we found attractive.

We did not initiate meaningful changes to the portfolio’s credit-quality allocation during the period, although underlying changes to the credit ratings of certain bond issuers resulted in some movement among the ratings of corresponding securities in the portfolio. For example, the Fund’s allocation to BBB-rated bonds moved slightly lower during the past year given the downgrade of the state’s tobacco-securitization bonds. Similarly, the Fund saw significant movement between the AA and A rating categories, as New Jersey saw its credit rating downgraded by Moody’s early in the period, which resulted in a similar re-rating of state-backed debt. Accordingly, the Fund’s allocation to AA-rated debt went from about 42% to 28% of the portfolio, while its exposure to A-rated bonds accordingly went from about 23% to 33%. Despite the downgrade, the Fund’s New Jersey-backed debt performed quite well for the Fund, given investors’ preference for lower-rated, higher-yielding bonds, and at period end we remained confident in the underlying creditworthiness of these state bonds.

Nuveen New York Municipal Bond Fund

Throughout the yearlong period, which was characterized by relatively limited supply of new tax-exempt New York bonds, our management approach was opportunistic in nature. Periodically, we took advantage of individual bond deals that we believed offered good value for shareholders, generally using the proceeds of new investment inflows and bond calls. Because of the lack of substantial new issuance in New York, and because we often found the securities we already held in the portfolio more attractive than newer bonds paying prevailing lower interest rates, we were not active buyers during the past year. When we did make purchases, we tended to focus on securities with credit ratings of AA and A, where much of the New York bond supply was concentrated during the period and with longer-dated maturities, which we believed provided value.

One area in which we added portfolio exposure was in tobacco-securitization bonds. These securities declined significantly in price during the year, and because the portfolio was underweighted in this category compared with the New York municipal bond market, we

12	Nuveen Investments

took advantage of opportunities to purchase these tobacco issues at what we believed were attractive prices. Another area of opportunity was among health care bond swaps. We exchanged some of our health care bonds for similar securities of issuers we believed were more financially secure, based on our in-depth credit research, enabling us to obtain a comparable level of income for the portfolio at what we believed was a lower level of risk.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Dividend Information

The Class A Shares of the Connecticut, New Jersey and New York Funds remained stable and the Massachusetts Fund had two monthly dividend decreases during the twelve-month reporting period ended February 29, 2012. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2012, all four Funds had positive UNII balances for both tax purposes and financial reporting purposes.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper classification return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Connecticut Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 29, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.40%	4.90%	4.92%
Class A Shares at maximum Offering Price	7.64%	4.00%	4.46%
Standard & Poor’s (S&P) Connecticut Municipal Bond Index*	9.33%	4.86%	4.78%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper Connecticut Municipal Debt Funds Classification Average*	13.02%	4.40%	4.37%

Class B Shares w/o CDSC	11.48%	4.13%	4.29%
Class B Shares w/CDSC	7.48%	3.96%	4.29%
Class C Shares	11.72%	4.34%	4.34%
Class I Shares	12.60%	5.13%	5.13%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.11%	4.87%	5.04%
Class A Shares at maximum Offering Price	7.44%	3.98%	4.59%
Class B Shares w/o CDSC	11.30%	4.10%	4.40%
Class B Shares w/CDSC	7.30%	3.93%	4.40%
Class C Shares	11.55%	4.31%	4.47%
Class I Shares	12.31%	5.09%	5.25%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.80%
Class B Shares	1.55%
Class C Shares	1.35%
Class I Shares	0.60%

*	Refer to the Glossary of Terms Used in the Report for definitions.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 29, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Massachusetts Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 29, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.66%	4.86%	4.95%
Class A Shares at maximum Offering Price	7.88%	3.97%	4.50%
Standard & Poor’s (S&P) Massachusetts Municipal Bond Index*	11.78%	5.68%	5.53%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper Massachusetts Municipal Debt Funds Classification Average*	14.00%	4.30%	4.61%

Class B Shares w/o CDSC	11.93%	4.08%	4.32%
Class B Shares w/CDSC	7.93%	3.91%	4.32%
Class C Shares	12.14%	4.29%	4.38%
Class I Shares	12.89%	5.07%	5.17%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	13.24%	4.84%	5.10%
Class A Shares at maximum Offering Price	8.48%	3.95%	4.64%
Class B Shares w/o CDSC	12.40%	4.05%	4.47%
Class B Shares w/CDSC	8.40%	3.88%	4.47%
Class C Shares	12.61%	4.27%	4.52%
Class I Shares	13.48%	5.05%	5.31%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.85%
Class B Shares	1.60%
Class C Shares	1.40%
Class I Shares	0.65%

*	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 29, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen New Jersey Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 29, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	15.13%	5.20%	4.99%
Class A Shares at maximum Offering Price	10.28%	4.31%	4.55%
Standard & Poor’s (S&P) New Jersey Municipal Bond Index*	13.97%	5.26%	5.52%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper New Jersey Municipal Debt Funds Classification Average*	14.16%	4.27%	4.61%

Class B Shares w/o CDSC	14.28%	4.42%	4.37%
Class B Shares w/CDSC	10.28%	4.25%	4.37%
Class C Shares	14.54%	4.64%	4.44%
Class I Shares	15.30%	5.41%	5.21%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	15.07%	5.17%	5.16%
Class A Shares at maximum Offering Price	10.28%	4.28%	4.71%
Class B Shares w/o CDSC	14.22%	4.41%	4.53%
Class B Shares w/CDSC	10.22%	4.24%	4.53%
Class C Shares	14.48%	4.63%	4.59%
Class I Shares	15.24%	5.40%	5.37%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

*	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 29, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen New York Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 29, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.45%	5.11%	5.11%
Class A Shares at maximum Offering Price	7.69%	4.21%	4.66%
Standard & Poor’s (S&P) New York Municipal Bond Index*	11.49%	5.24%	5.32%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper New York Municipal Debt Funds Classification Average*	12.97%	4.20%	4.46%

Class B Shares w/o CDSC	11.66%	4.33%	4.48%
Class B Shares w/CDSC	7.66%	4.16%	4.48%
Class C Shares	11.83%	4.54%	4.54%
Class I Shares	12.65%	5.34%	5.32%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.37%	5.07%	5.23%
Class A Shares at maximum Offering Price	7.67%	4.18%	4.78%
Class B Shares w/o CDSC	11.47%	4.28%	4.60%
Class B Shares w/CDSC	7.47%	4.11%	4.60%
Class C Shares	11.65%	4.48%	4.65%
Class I Shares	12.47%	5.26%	5.43%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

*	Refer to the Glossary of Terms Used in the Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 29, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Yields as of February 29, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Connecticut Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	3.66%	2.59%	3.83%
Class B Shares	3.12%	1.96%	2.90%
Class C Shares	3.28%	2.17%	3.21%
Class I Shares	4.03%	2.91%	4.30%

Nuveen Massachusetts Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	3.66%	2.30%	3.37%
Class B Shares	3.11%	1.73%	2.54%
Class C Shares	3.26%	1.91%	2.80%
Class I Shares	4.00%	2.64%	3.87%

Nuveen New Jersey Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.77%	2.77%	4.11%
Class B Shares	3.19%	2.14%	3.18%
Class C Shares	3.41%	2.35%	3.49%
Class I Shares	4.13%	3.09%	4.58%

Nuveen New York Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	3.70%	1.78%	2.65%
Class B Shares	3.17%	1.06%	1.58%
Class C Shares	3.33%	1.30%	1.93%
Class I Shares	4.08%	2.12%	3.15%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%
2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.8%

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

24	Nuveen Investments

Holding Summaries as of February 29, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Connecticut Municipal Bond Fund

Bond Credit Quality1

Nuveen Massachusetts Municipal Bond Fund

Bond Credit Quality1

Nuveen New Jersey Municipal Bond Fund

Bond Credit Quality1

Nuveen New York Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Education and Civic Organizations	23.1%
Tax Obligation/General	16.4%
Health Care	15.5%
Tax Obligation/Limited	10.9%
Utilities	10.0%
Water and Sewer	9.7%
Housing/Single Family	5.2%
Other	9.2%

Portfolio Composition[1]
Education and Civic Organizations	26.2%
Health Care	17.1%
Tax Obligation/Limited	10.0%
Tax Obligation/General	9.3%
Water and Sewer	9.1%
Transportation	8.8%
Housing/Multifamily	5.5%
Long-Term Care	5.0%
Other	9.0%

Portfolio Composition[1]
Tax Obligation/Limited	25.4%
Health Care	19.6%
Transportation	13.0%
Education and Civic Organizations	10.6%
U.S. Guaranteed	7.0%
Tax Obligation/General	6.9%
Consumer Staples	4.0%
Other	13.5%

Portfolio Composition[1]
Tax Obligation/Limited	27.9%
Transportation	16.4%
Health Care	11.6%
Education and Civic Organizations	10.6%
Utilities	9.7%
Water and Sewer	6.8%
Tax Obligation/General	5.9%
Other	11.1%

1	As a percentage of total investments, as of February 29, 2012. Holdings are subject to change.

Nuveen Investments	25

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Connecticut Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/12)	$1,058.90	$1,055.10	$1,056.30	$1,059.80	$1,020.79	$1,017.06	$1,018.05	$1,021.78
Expenses Incurred During Period	$4.20	$8.02	$7.00	$3.18	$4.12	$7.87	$6.87	$3.12

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Massachusetts Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/12)	$1,066.00	$1,062.10	$1,063.60	$1,066.00	$1,020.49	$1,016.76	$1,017.75	$1,021.48
Expense Incurred During Period	$4.52	$8.36	$7.34	$3.49	$4.42	$8.17	$7.17	$3.42

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.63%, 1.43% and .68% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

26	Nuveen Investments

Nuveen New Jersey Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/12)	$1,075.60	$1,071.70	$1,073.90	$1,077.50	$1,020.69	$1,016.96	$1,017.95	$1,021.68
Expenses Incurred During Period	$4.33	$8.19	$7.17	$3.31	$4.22	$7.97	$6.97	$3.22

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen New York Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/12)	$1,057.90	$1,054.20	$1,055.00	$1,058.90	$1,020.64	$1,016.91	$1,017.90	$1,021.63
Expenses Incurred During Period	$4.35	$8.17	$7.15	$3.33	$4.27	$8.02	$7.02	$3.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	27

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on November 7, 2011; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization.

	Massachusetts Municipal Bond Fund 2	New York Municipal Bond Fund 2
To approve an Agreement and Plan of Reorganization
For	3,975,573	12,544,838
Against	156,893	828,667
Abstain	230,595	1,192,167
Total	4,363,061	14,565,672

28	Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, and Nuveen New York Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereinafter referred to as the “Funds”) at February 29, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 26, 2012

Nuveen Investments	29

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 2.0%

$3,830	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$3,789,057

3,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	3,434,880
6,830	Total Consumer Staples			7,223,937
	Education and Civic Organizations – 23.1%

210	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/20	4/17 at 100.00	N/R	208,887

1,185	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,300,253

1,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 – NPFG Insured	7/13 at 100.00	BBB	1,566,349

1,490	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 1998A, 5.000%, 7/01/18 – RAAI Insured	7/12 at 100.00	N/R	1,492,339

1,435	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	1,447,140

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A:
960	5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	991,238
400	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	N/R	406,148

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A2	2,050,940

3,200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/35	7/20 at 100.00	A–	3,497,184

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%, 7/01/29 – NPFG Insured	7/12 at 100.00	Baa2	2,002,440

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16 – NPFG Insured	1/15 at 100.00	Baa2	708,429

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	4,182,800

4,450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A–	4,861,759

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-K2, 5.000%, 7/01/31 – NPFG Insured	7/18 at 100.00	A–	4,334,720

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
395	5.000%, 7/01/30 – AMBAC Insured	7/17 at 100.00	N/R	417,005
965	5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	994,770

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
1,000	5.125%, 7/01/26	7/21 at 100.00	BBB	1,085,680
2,500	5.625%, 7/01/41	7/21 at 100.00	BBB	2,739,325

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,255	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA–	1,400,906
1,750	5.000%, 7/01/27 – AGM Insured	7/22 at 100.00	AA–	1,940,715

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	A+	711,614

2,005	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A1	2,066,774

1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2010M, 4.250%, 7/01/28	7/20 at 100.00	A+	1,530,914

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E:
$1,400	5.500%, 7/01/22 – RAAI Insured	7/12 at 101.00	BBB–	$1,421,770
6,000	5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	BBB–	6,068,880

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G:
4,995	5.250%, 7/01/26 – RAAI Insured	7/16 at 100.00	BBB–	5,206,788
2,250	5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	2,277,653

685	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42	7/13 at 100.00	AAA	717,257

10,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	11,028,970

3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42	7/17 at 100.00	AAA	3,309,300

2,000	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2010A, 4.000%, 11/15/30	11/20 at 100.00	Aa3	2,062,300

2,670	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – AGM Insured	2/15 at 100.00	AA	3,009,651

	University of Connecticut, General Obligation Bonds, Series 2009A:
1,000	5.000%, 2/15/27	2/19 at 100.00	AA	1,159,780
1,000	5.000%, 2/15/28	2/19 at 100.00	AA	1,153,630

630	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	735,777

3,120	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/20 – FGIC Insured	11/12 at 101.00	Aa2	3,252,444
78,240	Total Education and Civic Organizations			83,342,529
	Health Care – 15.5%

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue, Series 1992A, 6.625%, 7/01/18 – NPFG Insured	7/12 at 100.00	BBB	2,015,700

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
1,000	5.500%, 7/01/21 – RAAI Insured	7/12 at 101.00	N/R	1,012,270
4,025	5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	4,045,689

640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	5/12 at 100.00	N/R	640,787

2,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	2,256,262

7,575	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	7,958,067

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
500	5.250%, 7/01/22 – RAAI Insured	No Opt. Call	BBB–	530,985
1,005	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	1,023,874

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A+	1,060,820

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
495	5.000%, 7/01/25	7/21 at 100.00	A2	549,940
500	5.000%, 7/01/27	7/21 at 100.00	A2	550,700

90	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/12 at 101.00	N/R	90,306

Nuveen Investments	31

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,620	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 100.00	A	$3,918,397

2,560	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	2,793,344

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	2,166,640

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F, 5.000%, 7/01/28 – AGM Insured	7/18 at 100.00	AA–	2,168,540

11,460	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	12,224,378

1,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	1,459,081

2,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	2,687,500

590	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	628,521

3,900	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	4,404,231

1,670	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,781,723
52,670	Total Health Care			55,967,755
	Housing/Multifamily – 0.8%

2,875	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	2,925,140
	Housing/Single Family – 5.2%

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C:
1,595	5.300%, 11/15/33 (Alternative Minimum Tax)	5/12 at 100.00	AAA	1,595,941
5,160	5.450%, 11/15/43 (Alternative Minimum Tax)	5/12 at 100.00	AAA	5,162,838

5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	5,068,500

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
1,610	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,636,468
1,735	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,755,751

3,410	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	3,535,079
18,510	Total Housing/Single Family			18,754,577
	Long-Term Care – 2.2%

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Connecticut Baptist Homes Inc., Series 1999:
720	5.500%, 9/01/15 – RAAI Insured	9/12 at 100.00	BBB–	721,642
500	5.625%, 9/01/22 – RAAI Insured	9/12 at 100.00	BBB–	500,700

1,525	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Elim Park Baptist Home Inc., Series 1998A, 5.375%, 12/01/18	6/12 at 100.00	BBB	1,546,838

3,270	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA	3,580,846

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
$160	6.125%, 1/01/14	1/14 at 100.00	N/R	$160,160
830	7.625%, 1/01/30	1/20 at 100.00	N/R	881,834
350	7.750%, 1/01/43	1/20 at 100.00	N/R	369,030
7,355	Total Long-Term Care			7,761,050
	Tax Obligation/General – 16.4%

1,500	Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 – FGIC Insured	8/12 at 100.00	A1	1,523,730

2,330	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	2,528,236

5,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,795,400

2,200	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA	2,552,132

1,000	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 100.00	AA	1,181,890

	Connecticut State, General Obligation Bonds, Series 2008C:
1,000	5.000%, 11/01/26	11/18 at 100.00	AA	1,189,170
1,000	5.000%, 11/01/27	11/18 at 100.00	AA	1,182,790
1,000	5.000%, 11/01/28	11/18 at 100.00	AA	1,178,760

1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,177,360

	Connecticut, General Obligation Bonds, Series 2001C:
5,000	5.500%, 12/15/13 (UB)	No Opt. Call	AA	5,466,650
10,000	5.500%, 12/15/14 (UB)	No Opt. Call	AA	11,415,500

	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
1,195	5.000%, 8/01/20 – AGM Insured	8/15 at 100.00	AA–	1,356,194
595	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA–	673,968
1,210	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA–	1,278,075

485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	632,295

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
700	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA–	766,577
2,125	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–	2,434,953
2,500	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–	2,909,250
2,870	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	3,366,223
1,875	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–	2,213,438

1,700	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa1	1,937,320

1,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	1,143,300

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
1,280	7.000%, 12/01/24 – AGM Insured	12/20 at 100.00	AA–	1,557,606
1,415	7.000%, 12/01/25 – AGM Insured	12/20 at 100.00	AA–	1,711,527
1,725	7.000%, 12/01/27 – AGM Insured	12/20 at 100.00	AA–	2,064,048
51,705	Total Tax Obligation/General			59,236,392
	Tax Obligation/Limited – 10.8%

2,600	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA–	2,737,956

1,250	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2008G, 6.000%, 7/01/28 – AGC Insured	7/18 at 100.00	AA–	1,441,175

	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
1,275	5.000%, 12/15/20	12/13 at 100.00	AA–	1,292,251
1,000	5.000%, 12/15/30	12/13 at 100.00	AA–	1,011,450

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2008A, 5.000%, 11/01/28	No Opt. Call	AA	5,715,750

Nuveen Investments	33

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$410	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12	No Opt. Call	AA		$422,243

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/26 – AMBAC Insured	8/17 at 100.00	AA		5,659,600

1,900	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–		2,023,804

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
200	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1		217,732
4,100	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1		4,486,056

4,650	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA–		5,105,561

1,050	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		1,109,651

13,230	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/33	No Opt. Call	A+		4,298,824

305	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3		351,299

1,720	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R		1,782,969

1,370	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB		1,444,761
45,060	Total Tax Obligation/Limited				39,101,082
	Transportation – 0.4%

1,360	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R		1,453,310

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	6/12 at 100.00	N/R		68,910
1,610	Total Transportation				1,522,220
	U.S. Guaranteed – 3.7% (5)

1,440	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 (Pre-refunded 9/15/13) – AGM Insured	9/13 at 100.00	AA–	(5)	1,551,154

65	Connecticut Development Authority, Revenue Bonds, Duncaster Inc., Series 2002, 4.750%, 8/01/32 (Pre-refunded 8/01/12) – RAAI Insured	8/12 at 101.00	BBB	(5)	66,868

860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System – Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	5/12 at 100.00	Aaa		1,052,700

605	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2001A, 5.250%, 11/15/18 (Pre-refunded 5/15/12) – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	Aa3	(5)	606,174

4,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B, 5.000%, 12/01/20 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(5)	4,144,480

1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA	(5)	1,085,830

1,550	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA		1,666,281

1,395	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	(5)	1,798,183

1,435	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/16 (Pre-refunded 1/15/14) – NPFG Insured	1/14 at 100.00	AA	(5)	1,562,098
12,350	Total U.S. Guaranteed				13,533,768

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 10.0%

$1,000	Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc., Series 2005, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA	$1,014,660

3,000	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/12 at 100.00	BBB+	3,015,870

3,740	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1	3,761,954

5,250	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	5/12 at 100.00	Ba1	5,253,570

1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/12 at 101.00	Ba1	1,008,450

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
500	5.500%, 1/01/14 (Alternative Minimum Tax)	7/12 at 100.00	BBB	501,590
6,685	5.500%, 1/01/20 (Alternative Minimum Tax)	7/12 at 100.00	BBB	6,708,731

	Guam Power Authority, Revenue Bonds, Series 1999A:
2,280	5.125%, 10/01/29 – NPFG Insured	4/12 at 100.00	BBB	2,279,818
1,000	5.125%, 10/01/29 – AMBAC Insured	4/12 at 100.00	Ba1	970,080

	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002:
5,000	5.000%, 7/01/19 – NPFG Insured	No Opt. Call	A3	5,698,300
5,000	5.000%, 7/01/20 – NPFG Insured	No Opt. Call	A3	5,714,900
34,455	Total Utilities			35,927,923
	Water and Sewer – 9.6%

160	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Refunding Series 2005B, 4.400%, 8/01/29 – SYNCORA GTY Insured	8/12 at 102.00	N/R	161,301

5,625	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	5,680,069

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
3,840	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	4,059,878
4,670	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	4,879,263

2,350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	2,359,894

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,136,370

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,229,729

	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
3,000	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	3,122,130
3,955	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	4,043,948

2,760	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – NPFG Insured	8/16 at 100.00	Aa3	2,969,760

4,130	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	4,590,165

Nuveen Investments	35

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$550	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	$584,249
33,180	Total Water and Sewer			34,816,756
$344,840	Total Investments (cost $337,218,286) – 99.7%			360,113,129
	Floating Rate Obligations – (2.8)%			(10,000,000)
	Other Assets Less Liabilities – 3.1%			11,067,055
	Net Assets – 100%			$361,180,184

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.5%

$1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	$1,064,076
	Consumer Staples – 0.8%

745	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	737,036

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,144,960
1,745	Total Consumer Staples			1,881,996
	Education and Civic Organizations – 25.6%

1,270	Massachusetts Development Finance Agency, Revenue Bonds, Bentley University, Series 2010, 5.000%, 7/01/28	7/20 at 100.00	A3	1,405,230

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1, 5.000%, 7/01/40	7/20 at 100.00	AA–	1,656,300

865	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A	892,014

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2008U-4, 5.600%, 10/01/35	No Opt. Call	A2	1,118,580

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A	836,820

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University, Series 2008N, 5.000%, 10/01/39	10/18 at 100.00	A1	3,176,610

6,000	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30	No Opt. Call	Aa3	6,956,880

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	1,018,430

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2010B-1, 5.000%, 10/15/40	10/20 at 100.00	AAA	3,424,860

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	1,101,400

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	3,854,340

1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	1,155,290

	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B:
100	5.000%, 10/01/25 – SYNCORA GTY Insured	10/15 at 100.00	Baa1	104,021
3,000	5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	Baa1	3,021,900

895	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	944,485

3,000	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 1999A, 5.500%, 3/01/29 – ACA Insured	9/12 at 100.00	BBB	3,002,370

	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004:
1,000	5.625%, 10/01/24	10/14 at 100.00	BBB	1,030,860
1,000	5.700%, 10/01/34	10/14 at 100.00	BBB	1,015,540

3,075	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AA–	3,268,879

2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	2,602,866

1,955	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	2,165,710

Nuveen Investments	37

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,720	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	1/20 at 100.00	AA	$1,977,484

1,500	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,598,550

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.835%, 12/15/34 (IF) (4)	12/19 at 100.00	AAA	1,148,440

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lesley University, Series 2009A, 5.000%, 7/01/29 – AGC Insured	No Opt. Call	AA–	1,102,760

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38	8/18 at 100.00	Aa2	3,521,970

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, University of Massachusetts, Series 2005D, 5.250%, 10/01/24 – FGIC Insured	10/14 at 100.00	AA–	1,058,100

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	Aaa	524,230

610	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AAA	686,079

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,577,220

345	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	8/12 at 100.00	BBB–	345,217
51,985	Total Education and Civic Organizations			57,293,435
	Health Care – 16.6%

1,750	Boston, Massachusetts, Special Obligation Bonds, Boston Medical Center, Series 2002, 5.000%, 8/01/18 – NPFG Insured	8/12 at 100.00	AA+	1,776,530

2,410	Massachusetts Development Finance Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 1999A, 6.250%, 8/15/29 – ACA Insured (5), (6), (7)	8/12 at 100.00	N/R	867,600

1,500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.500%, 1/15/38 (7)	1/18 at 100.00	N/R	14,955

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	2,184,020

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31	10/13 at 100.00	BBB+	1,263,875

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston Medical Center, Series 2008B, 5.250%, 7/01/38	7/18 at 100.00	BBB+	3,023,100

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	5/12 at 101.00	BBB+	3,031,320

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA–	1,068,820

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Auction Rate Series 2004D, 5.250%, 7/01/24 – NPFG Insured	7/18 at 100.00	A–	1,134,210

810	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 – NPFG Insured	7/12 at 100.00	A–	810,705

350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13, 2008, 5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A–	391,391

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009:
500	5.000%, 2/01/25 – NPFG Insured	8/18 at 100.00	A–	555,880
100	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A–	112,441

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$790	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31	1/14 at 100.00	A	$799,022

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – AGM Insured	8/12 at 100.00	AA–	2,018,720

1,450	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	1,293,748

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – AGM Insured	7/12 at 100.00	AA–	1,502,265

3,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	3,615,492

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	2,139,240

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
2,040	5.000%, 7/15/32	7/17 at 100.00	BBB–	1,995,242
1,000	5.000%, 7/15/37	7/17 at 100.00	BBB–	941,740

220	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Millford-Whitinsville Regional Hospital, Series 1998C, 5.750%, 7/15/13	5/12 at 100.00	BBB–	220,513

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	1,322,706

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34 (5), (6), (7)	7/14 at 100.00	D	1,080,000

4,065	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	4,107,642
41,535	Total Health Care			37,271,177
	Housing/Multifamily – 5.4%

1,535	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA–	1,731,787

1,115	Framingham Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Refunding Bonds, Beaver Terrace Apartments, Series 2000A, 6.350%, 2/20/32	8/15 at 100.00	Aaa	1,182,513

3,185	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	3,244,209

2,565	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	6/12 at 100.00	N/R	2,472,583

190	Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, Series 1998A, 5.375%, 6/01/16 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	BBB	190,177

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	504,410

2,575	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/12 at 103.00	N/R	2,662,061
11,665	Total Housing/Multifamily			11,987,740
	Housing/Single Family – 0.7%

1,120	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.414%, 6/01/16 (IF)	No Opt. Call	AA	1,337,381

245	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	246,257
1,365	Total Housing/Single Family			1,583,638

Nuveen Investments	39

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials – 0.3%

$320	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	$314,202

400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	432,488
720	Total Industrials			746,690
	Long-Term Care – 4.8%

1,500	Massachusetts Development Finance Agency, Human Service Provider Revenue Bonds, Seven Hills Foundation and Affiliates Issue, Series 2005, 5.000%, 9/01/35 – RAAI Insured	9/15 at 100.00	BBB–	1,394,250

240	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	259,370

4,220	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	3,840,369

50	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/12 at 101.00	BBB	51,092

2,500	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)	3/12 at 105.00	AAA	2,643,900

1,790	Massachusetts Development Finance Authority, Revenue Bonds, May Institute, Series 1999, 5.750%, 9/01/24 – RAAI Insured	9/12 at 100.00	BBB–	1,750,244

255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cable Housing and Health Services, Series 1993A, 5.625%, 7/01/13 – NPFG Insured	7/12 at 100.00	BBB	255,793

610	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	5/12 at 100.00	BBB	610,622
11,165	Total Long-Term Care			10,805,640
	Tax Obligation/General – 9.1%

500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	544,140

850	Beverly, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	Aa2	906,644

1,000	Erving, Massachusetts, General Obligation Bonds, Series 2002, 5.500%, 6/15/16	6/12 at 101.00	A1	1,020,770

	Fall River, Massachusetts, General Obligation Bonds, Series 2003:
1,520	5.250%, 2/01/17 – AGM Insured	2/13 at 101.00	AA–	1,598,523
1,000	5.000%, 2/01/21 – AGM Insured	2/13 at 101.00	AA–	1,033,700

1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,987,580

1,200	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,576,668

1,350	Norwell, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 2/15/25 – AMBAC Insured	No Opt. Call	AAA	1,508,504

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
275	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–	315,112
1,490	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–	1,733,913
980	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–	1,156,890

4,300	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa1	4,900,280

1,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	1,143,300

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$690	Westfield, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 8/01/19 – AMBAC Insured	8/14 at 100.50	A+	$755,585

120	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	8/12 at 100.00	A1	120,382
18,025	Total Tax Obligation/General			20,301,991
	Tax Obligation/Limited – 9.8%

680	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	5/13 at 100.00	A–	706,445

395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A–	422,867

2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	Aa2	2,723,075

	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
2,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	Aa2	2,569,786
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,439,674

1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37 (WI/DD, Settling 3/01/12)	5/22 at 100.00	AA	1,294,537

3,200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 – AGM Insured	8/15 at 100.00	AA+	3,652,576

1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/22 – AMBAC Insured	8/17 at 100.00	AA+	1,560,263

2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AA+	2,249,420

1,130	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	1,333,897

1,650	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	1,791,108

475	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	473,927

1,650	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	Baa1	1,725,504
19,325	Total Tax Obligation/Limited			21,943,079
	Transportation – 8.6%

1,765	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A	1,935,534

2,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA–	2,256,120

3,835	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/24 – NPFG Insured	7/13 at 100.00	AA–	4,032,924

1,000	Massachusetts Port Authority, Revenue Bonds, Series 2003C, 5.000%, 7/01/18 – NPFG Insured	7/13 at 100.00	AA–	1,052,710

2,600	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A2	2,670,252

500	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	542,840

4,055	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R	3,339,536

820	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	879,040

Nuveen Investments	41

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$2,250	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA–		$2,487,263
18,825	Total Transportation				19,196,219
	U.S. Guaranteed – 2.8% (8)

1,115	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R	(8)	1,306,669

75	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA		93,616

1,375	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2	(8)	1,623,408

50	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A	(8)	54,536

750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA–	(8)	802,380

295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	BBB	(8)	360,753

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 101.00	N/R	(8)	1,030,110

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(8)	505,360

185	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	5/12 at 100.00	AAA		203,831

350	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa1	(8)	387,398
5,695	Total U.S. Guaranteed				6,368,061
	Utilities – 3.6%

900	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–		972,657

2,500	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – NPFG Insured	1/13 at 100.00	BBB		2,531,150

500	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Dominion Energy Brayton Point Project, Refunding Series 2009, 5.750%, 12/01/42 (Mandatory put 5/01/19)	No Opt. Call	A–		589,140

1,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/12 at 100.00	A–		1,003,700

2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	A3		3,028,267
7,800	Total Utilities				8,124,914
	Water and Sewer – 8.9%

1,700	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–		1,889,788

1,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+		1,161,020

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA		63,625

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$380	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA	$415,469

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,262,220

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,650	5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA+	1,861,398
750	5.000%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA+	842,692
2,080	5.000%, 8/01/29 – NPFG Insured	8/17 at 100.00	AA+	2,327,000

2,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005B, 5.000%, 8/01/35 – NPFG Insured	8/17 at 100.00	AA+	2,716,474

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A:
1,500	5.000%, 8/01/31 – AMBAC Insured	8/16 at 100.00	AA+	1,687,694
2,000	4.000%, 8/01/46	8/16 at 100.00	AA+	1,991,779

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	819,819

1,500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	No Opt. Call	AA–	1,740,254

1,000	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A+	1,053,039
17,880	Total Water and Sewer			19,832,271
$209,155	Total Investments (cost $206,913,773) – 97.5%			218,400,927
	Other Assets Less Liabilities – 2.5%			5,505,704
	Net Assets – 100%			$223,906,631

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(6)	For fair value measurement disclosure purposes, investment catagorized as Level 3. See notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.1%

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$280	5.000%, 1/01/32	1/15 at 100.00	B3	$171,917
240	5.125%, 1/01/37	1/15 at 100.00	B3	147,593
520	Total Consumer Discretionary			319,510
	Consumer Staples – 3.9%

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007–1A:
4,290	4.500%, 6/01/23	6/17 at 100.00	B1	4,046,714
7,010	4.750%, 6/01/34	6/17 at 100.00	B2	5,307,692
1,715	5.000%, 6/01/41	6/17 at 100.00	B2	1,305,732
13,015	Total Consumer Staples			10,660,138
	Education and Civic Organizations – 10.2%

2,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	2,063,080

375	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	388,894

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	N/R	2,514,900

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	N/R	1,037,870

1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D, 5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	1,587,929

45	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – NPFG Insured	7/14 at 100.00	A1	47,582

1,400	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A1	1,574,566

1,035	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A1	1,082,300

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
125	5.000%, 7/01/18 – AMBAC Insured	1/14 at 100.00	A+	132,411
265	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	A+	279,056
815	4.250%, 7/01/24 – AMBAC Insured	1/14 at 100.00	A+	832,482

	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2005A:
465	5.000%, 7/01/23	7/15 at 100.00	AAA	525,348
465	5.000%, 7/01/24	7/15 at 100.00	AAA	520,707

2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Richard Stockton College of New Jersey, Refunding Series 2008A, 5.375%, 7/01/38	7/18 at 100.00	A2	2,188,820

290	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 – RAAI Insured	7/14 at 100.00	BBB+	303,935

190	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2007C, 5.000%, 7/01/37 – RAAI Insured	7/12 at 100.00	BBB+	190,317

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2007B, 4.250%, 7/01/34 – FGIC Insured	7/17 at 100.00	A+	505,310

1,840	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Kean University, Series 2009A, 5.500%, 9/01/36 – AGC Insured	9/19 at 100.00	AA–	2,073,938

2,500	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	3,055,800

510	New Jersey Higher Education Assistance Authority Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	553,804

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	$4,356,320

630	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	685,056

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	1,492,710
25,945	Total Education and Civic Organizations			27,993,135
	Financials – 0.7%

750	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	5/12 at 100.00	Ba1	753,510

1,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,054,190
1,750	Total Financials			1,807,700
	Health Care – 18.9%

2,530	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	2,569,746

350	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	355,313

3,000	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	3,057,660

4,225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	4,536,340

3,280	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001, 5.000%, 8/01/31 – AMBAC Insured	8/12 at 100.00	N/R	3,280,558

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
800	6.000%, 7/01/26	7/21 at 100.00	BBB–	903,976
75	6.250%, 7/01/35	7/21 at 100.00	BBB–	83,971

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,201,377

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa3	1,593,990

140	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	142,139

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/26	7/16 at 100.00	A–	2,076,820

1,710	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	1,749,227

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001:
600	5.500%, 7/01/21	7/12 at 100.00	A3	608,748
265	5.625%, 7/01/31	7/12 at 100.00	A3	265,514

5,475	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	5,764,518

305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BB+	306,220

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
2,500	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	2,544,400
900	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	894,420

Nuveen Investments	45

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	No Opt. Call	BBB	$380,315

750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB	765,285

15,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	BBB	3,757,650

3,050	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	3,258,132

1,315	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	1,228,368

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
1,125	5.500%, 7/01/23	7/13 at 100.00	Ba2	1,105,380
1,785	5.500%, 7/01/33	7/13 at 100.00	Ba2	1,595,451

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
855	5.000%, 7/01/25	7/16 at 100.00	A2	904,051
100	5.000%, 7/01/26	7/16 at 100.00	A2	105,142
810	5.000%, 7/01/36	7/16 at 100.00	A2	828,800

1,035	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Atlantic City Medical Center, Series 2002, 5.750%, 7/01/25	7/12 at 100.00	A+	1,045,267

	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002:
1,710	5.000%, 7/01/22 – RAAI Insured	5/12 at 100.00	N/R	1,710,051
1,000	5.125%, 7/01/32 – RAAI Insured	5/12 at 100.00	N/R	926,670

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	2,130,580
61,710	Total Health Care			51,676,079
	Housing/Multifamily – 3.7%

1,000	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Housing Revenue Bonds, Ballantyne House Project, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	1,005,960

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
2,055	5.750%, 6/01/31	6/20 at 100.00	Baa3	2,231,812
1,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,185,162

1,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31 – AGM Insured (Alternative Minimum Tax)	9/12 at 100.00	AA–	1,502,280

530	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 – AGM Insured	8/12 at 100.00	AA–	530,790

3,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	3,108,240

655	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)	4/12 at 100.00	Aaa	656,421
9,840	Total Housing/Multifamily			10,220,665
	Housing/Single Family – 1.9%

1,900	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	1,923,503

2,775	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008AA, 6.375%, 10/01/28	10/18 at 100.00	AA	3,076,865

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$65	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	9/12 at 100.00	N/R	$65,155
4,740	Total Housing/Single Family			5,065,523
	Long-Term Care – 3.3%

735	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	730,480

975	New Jersey Economic Development Authority, First Mortgage Fixed Rate Revenue Bonds, Cadbury Corporation, Series 1998A, 5.500%, 7/01/18 – ACA Insured	7/12 at 100.00	N/R	932,695

1,975	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	N/R	2,038,872

600	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/13 at 100.00	A–	613,560

140	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	144,054

	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998:
1,500	5.125%, 7/01/25	7/12 at 100.00	BB+	1,411,650
1,165	6.625%, 7/01/38	1/14 at 100.00	BB+	1,174,763

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd Obligated Group, Series 2001:
1,000	5.100%, 7/01/21 – RAAI Insured	7/12 at 100.00	N/R	943,100
1,350	5.200%, 7/01/31 – RAAI Insured	7/12 at 100.00	N/R	1,159,299
9,440	Total Long-Term Care			9,148,473
	Tax Obligation/General – 6.7%

	Jefferson Township School District, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2012:
755	4.000%, 9/15/26 (WI/DD, Settling 3/15/12)	9/22 at 100.00	AA–	844,905
1,270	4.000%, 9/15/27 (WI/DD, Settling 3/15/12)	9/22 at 100.00	AA–	1,410,145

525	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	613,473

735	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 4.000%, 12/01/17 – AMBAC Insured	12/15 at 100.00	N/R	769,258

620	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	681,330

750	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	Aa3	938,558

	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011:
875	5.125%, 1/15/28	1/21 at 100.00	AA	1,004,614
875	5.250%, 1/15/30	1/21 at 100.00	AA	1,004,255

	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012:
500	4.000%, 12/01/22 (WI/DD, Settling 3/07/12)	6/22 at 100.00	AA	581,315
450	4.000%, 12/01/23 (WI/DD, Settling 3/07/12)	6/22 at 100.00	AA	517,302
305	4.000%, 12/01/24 (WI/DD, Settling 3/07/12)	6/22 at 100.00	AA	345,592

3,685	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	No Opt. Call	AA+	4,008,764

2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011, 5.000%, 6/15/41	6/21 at 100.00	Aaa	2,817,278

300	Upper Freehold Township, New Jersey, General Obligation Bonds, Series 2012, 3.000%, 12/15/14	No Opt. Call	AA	317,670

Nuveen Investments	47

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,110	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 1/01/21 – AGM Insured	1/16 at 100.00	Aa3	$2,352,249
16,270	Total Tax Obligation/General			18,206,708
	Tax Obligation/Limited – 24.4%

650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	860,210

	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
1,000	5.000%, 12/01/20 – NPFG Insured	12/13 at 100.00	AA	1,073,100
695	5.000%, 12/01/21 – NPFG Insured	12/13 at 100.00	AA	745,805

825	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	1,018,900

900	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,116,126

1,395	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,551,812

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
395	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	AA–	421,319
920	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AA–	957,720

1,750	Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22 – NPFG Insured	8/12 at 100.00	Aa3	1,756,580

2,255	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	A+	2,392,916

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
930	5.500%, 6/15/24	6/12 at 100.00	BBB	935,217
1,595	5.750%, 6/15/29	6/14 at 100.00	BBB	1,663,154
2,560	5.750%, 6/15/34	6/14 at 100.00	BBB	2,652,851

1,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA–	1,050,370

2,600	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	2,822,274

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
85	5.125%, 6/15/27	6/17 at 100.00	Baa3	87,070
145	5.125%, 6/15/37	6/17 at 100.00	Baa3	146,159

830	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U, 5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	883,942

700	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	785,967

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
1,050	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	A+	1,160,292
1,875	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	2,002,463
4,495	5.000%, 9/15/26 – AMBAC Insured	No Opt. Call	A+	4,753,957
1,325	5.000%, 9/15/28 – AMBAC Insured	9/15 at 100.00	A+	1,390,919

	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformatiom Program, Series 2008A:
3,145	5.000%, 10/01/28	10/18 at 100.00	A+	3,432,925
1,950	5.250%, 10/01/38	10/18 at 100.00	A+	2,082,327

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A+	$2,309,820

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
560	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	646,867
1,000	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	1,139,470

14,635	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	6,006,643

1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	2,398,845

1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,810,275

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
4,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	1,481,200
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,389,440
5,450	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,781,115

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	555,810

5,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A+	1,286,835

2,750	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	3,359,208

485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	483,904

2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,270,420

1,495	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,629,505

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	475,565
83,295	Total Tax Obligation/Limited			66,769,297
	Transportation – 12.5%

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,335	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	1,412,136
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	527,350

1,295	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	1,435,210

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
40	6.500%, 1/01/16	No Opt. Call	A+	47,738
485	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	578,828

5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	5,281,500

1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	1,637,987

3,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	3,878,560

900	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	988,146

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Third Series 2008, 5.000%, 7/15/38	7/18 at 100.00	Aa2	2,187,420

Nuveen Investments	49

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
$2,500	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2		$2,699,650
500	5.000%, 12/01/34	No Opt. Call	Aa2		532,020

420	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.382%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	Aa2		576,122

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2		6,254,400

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
1,000	7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1		1,025,720
2,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	Baa1		2,000,180
3,125	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	BBB		3,124,969
31,900	Total Transportation				34,187,936
	U.S. Guaranteed – 6.7% (4)

2,500	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,598,375

520	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R	(4)	640,432

420	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A–	(4)	498,133

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,825	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1	(4)	2,100,192
525	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1	(4)	604,165

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+	(4)	532,035

1,195	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R	(4)	1,268,899

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R	(4)	1,072,026

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
10	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+	(4)	12,285
165	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	202,701
495	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+	(4)	554,301
145	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3	(4)	162,371
90	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	100,782
5	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3	(4)	5,599

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	BBB	(4)	409,121

4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured	No Opt. Call	Aaa		4,830,920

1,910	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		1,937,447

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
25	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		25,383
750	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		796,703
16,300	Total U.S. Guaranteed				18,351,870

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 0.5%

$1,250	New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, Public Service Electric and Gas Company, Series 2001A, 5.000%, 3/01/12	No Opt. Call	Baa1	$1,250,250
	Water and Sewer – 2.8%

2,550	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	2,834,682

1,380	Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Refunding Bonds, Series 2003A, 5.000%, 4/01/18 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,402,701

1,050	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, American Water Company, Series 1998A, 5.250%, 7/01/38 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	A	1,052,531

960	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	1,040,388

500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	N/R	506,315

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	819,815
7,200	Total Water and Sewer			7,656,432
$283,175	Total Investments (cost $243,818,102) – 96.3%			263,313,716
	Other Assets Less Liabilities – 3.7%			10,140,667
	Net Assets – 100%			$273,454,383

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments

Nuveen New York Municipal Bond Fund

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.1%

$665	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	$665,738
	Consumer Staples – 2.1%

540	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/12 at 100.00	A3	507,983

1,105	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,093,188

260	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/12 at 100.00	A3	247,764

6,650	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008C, 0.000%, 6/01/44	6/22 at 100.00	BB+	5,838,102

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,965	4.750%, 6/01/22	6/16 at 100.00	BB+	1,949,123
1,225	5.000%, 6/01/26	6/16 at 100.00	B+	1,135,195
4,410	5.125%, 6/01/42	6/16 at 100.00	B–	3,170,746

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,717,440
17,655	Total Consumer Staples			15,659,541
	Education and Civic Organizations – 10.5%

660	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	684,823

	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
520	5.000%, 4/01/20	4/17 at 100.00	N/R	517,244
1,000	5.000%, 4/01/27	4/17 at 100.00	N/R	929,730
290	5.000%, 4/01/37	4/17 at 100.00	N/R	253,976

1,000	Allegany County Industrial Development Agency, New York, Revenue Bonds, Alfred University, Series 1998, 5.000%, 8/01/28 – NPFG Insured	8/12 at 100.00	Baa1	1,000,920

2,190	Buffalo and Erie County, New York, Industrial Land Development Corporation Tax-Exempt Revenue Bonds (Enterprise Charter School Project), Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	N/R	2,423,498

215	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	217,892

1,750	Dormitory Authority of the State of New York, Brooklyn Law School Revenue Bonds, Series 2009, 5.750%, 7/01/33	7/19 at 100.00	BBB+	1,986,443

	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A:
2,655	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	N/R	2,697,055
2,820	5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	2,839,514

1,000	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	1,320,250

1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A–	2,013,800

	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	BBB	1,896,519
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	819,327

685	Dormitory Authority of the State of New York, Insured Revenue Bonds, D’Youville College, Series 2001, 5.250%, 7/01/20 – RAAI Insured	7/12 at 101.00	N/R	699,775

605	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 2002, 5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	A2	610,354

1,850	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	7/12 at 100.00	BBB	1,855,717

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$60	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/30 – AMBAC Insured	7/12 at 100.00	A2	$60,077

	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B:
1,250	5.250%, 7/01/31 (Mandatory put 7/01/13) – FGIC Insured	No Opt. Call	Aa2	1,329,913
2,000	5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	2,127,860

2,120	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	2,316,821

435	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	453,048

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 – NPFG Insured	7/12 at 100.00	BBB	1,003,950

750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 – AGM Insured	5/21 at 100.00	AA–	881,483

350	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	389,533

585	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	639,130

1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	1,641,900

1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,348,068

1,845	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Baa1	1,849,779

615	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	639,206

250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	272,590

1,175	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,283,112

940	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 13.132%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	1,068,630

1,370	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, American Council of Learned Societies, Series 2002, 5.250%, 7/01/27	7/12 at 100.00	A1	1,379,179

2,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Polytechnic University, Series 2007, 5.250%, 11/01/37 – ACA Insured	11/17 at 100.00	BBB–	2,545,175

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2006:
5,520	5.000%, 8/01/26	8/16 at 100.00	A–	5,866,822
2,000	5.000%, 8/01/36	8/16 at 100.00	A–	2,053,740

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,060	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	983,224
2,845	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	2,492,334
2,000	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	1,824,260

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	748,966
1,350	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	BBB	1,384,722
3,550	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	3,502,430

Nuveen Investments	53

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Carnegie Hall, Series 2009A, 5.000%, 12/01/39	12/19 at 100.00	A+	$2,145,200

1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%, 7/01/31 – AMBAC Insured	7/12 at 100.00	Aa2	1,012,900

600	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	661,890

	Niagara County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Niagara University, Series 2001A:
2,575	5.500%, 11/01/16 – RAAI Insured	11/12 at 100.00	BBB+	2,608,449
1,000	5.350%, 11/01/23 – RAAI Insured	11/12 at 100.00	BBB+	1,011,430

430	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	449,578

1,600	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,719,744

925	Utica Industrial Development Agency, New York, Revenue Bonds, Utica College, Series 1998A, 5.750%, 8/01/28	5/12 at 100.00	N/R	925,185

	Yonkers Economic Development Corporation, New York, Revenue Bonds, Charter School Educational Excellence Project, Series 2010A:
1,340	6.000%, 10/15/30	10/20 at 100.00	BB	1,347,048
1,200	6.250%, 10/15/40	10/20 at 100.00	BB	1,208,628

1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	1,109,190
74,185	Total Education and Civic Organizations			77,052,031
	Financials – 0.6%

500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	554,530

3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A1	3,996,876
3,975	Total Financials			4,551,406
	Health Care – 11.4%

1,000	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	BBB+	1,130,190

3,575	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	3,771,983

	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A:
1,910	5.125%, 2/01/22 – AMBAC Insured	8/12 at 100.00	N/R	1,939,089
245	5.000%, 2/01/31 – AMBAC Insured	8/12 at 100.00	N/R	248,477

1,405	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	1,539,852

1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	2,081,212

3,410	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 1999, 4.750%, 2/15/37	2/17 at 100.00	N/R	3,484,713

	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005:
3,000	5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	3,335,340
1,775	5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	BBB	1,934,111

8,400	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	8,865,612

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$550	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	$594,473

3,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/27 – RAAI Insured	7/12 at 100.00	A3	3,003,000

3,310	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	No Opt. Call	A–	3,511,943

2,015	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.250%, 12/01/37	12/18 at 100.00	Ba1	2,077,908

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island, Series 2004, 5.100%, 7/01/34	7/14 at 100.00	A–	1,274,050

3,955	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	4,306,481

1,650	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System Obligated Group, Series 1998, 5.000%, 11/01/23 – NPFG Insured	5/12 at 100.00	A3	1,651,947

600	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	626,478

500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34	11/16 at 100.00	A3	523,365

1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37	5/19 at 100.00	A–	1,112,760

2,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	A3	2,185,800

5,600	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A3	5,907,888

1,500	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	1,537,635

2,400	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA–	2,476,416

5,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/31 – AMBAC Insured	7/12 at 100.00	Baa1	5,015,850

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	1,015,060

	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vassar Brothers Medical Center Facility, Series 2005:
545	5.500%, 4/01/30	10/20 at 100.00	AA–	610,002
950	5.500%, 4/01/34	10/20 at 100.00	AA–	1,055,973

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
275	4.500%, 2/01/17	No Opt. Call	BBB–	284,911
710	5.250%, 2/01/27	No Opt. Call	BBB–	718,399
635	5.500%, 2/01/32	No Opt. Call	BBB–	642,188

2,720	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	3,253,120

	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,000	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	2,073,540
4,300	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	4,482,621

Nuveen Investments	55

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Saratoga County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Saratoga Hospital Project, Series 2007B:
$1,000	5.125%, 12/01/27	12/17 at 100.00	BBB+	$1,050,180
500	5.250%, 12/01/32	12/17 at 100.00	BBB+	522,270

1,965	Suffolk County Economic Development Corp / Nassau County Local Economic Assistance & Financing Corp., New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	2,178,989

2,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/12 at 100.00	B	2,003,960
79,560	Total Health Care			84,027,786
	Housing/Multifamily – 3.3%

1,110	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 – AMBAC Insured	8/12 at 101.00	N/R	1,125,707

1,600	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA–	1,656,864

295	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/12 at 100.00	AA+	295,791

1,000	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Morrisville State College Foundation, Series 2005A, 5.000%, 6/01/37 – CIFG Insured	6/15 at 101.00	BBB–	1,002,580

	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	438,308
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	450,648
4,030	5.000%, 7/01/25 – FGIC Insured	7/15 at 100.00	AA+	4,313,228

310	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	3/12 at 105.00	N/R	326,317

35	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001A, 5.600%, 11/01/42	5/12 at 100.00	AA	35,068

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A:
910	5.375%, 11/01/23 (Alternative Minimum Tax)	5/12 at 100.00	AA	920,301
450	5.500%, 11/01/34 (Alternative Minimum Tax)	5/12 at 100.00	AA	455,769

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	2,052,660

540	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004-H2, 5.125%, 11/01/34 (Alternative Minimum Tax)	11/14 at 100.00	AA	548,807

855	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010-D1A, 5.000%, 11/01/42	5/20 at 100.00	AA	900,041

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,589,500

705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	723,464

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
240	6.100%, 11/01/15 – AGM Insured	5/12 at 100.00	AA–	241,135
305	6.125%, 11/01/20 – AGM Insured	5/12 at 100.00	AA–	305,631

1,775	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,829,617

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	8/12 at 100.00	Aa1	$1,000,640

3,030	Westchester County Industrial Development Agency, New York, GNMA Collateralized Mortgage Loan Revenue Bonds, Living Independently for the Elderly Inc., Series 2001A, 5.400%, 8/20/32	8/12 at 101.00	Aaa	3,094,903
23,490	Total Housing/Multifamily			24,306,979
	Housing/Single Family – 0.9%

2,375	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,396,328

845	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	866,235

890	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	921,559

420	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)	4/12 at 100.00	Aa1	420,395

1,660	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	1,690,046
6,190	Total Housing/Single Family			6,294,563
	Long-Term Care – 2.4%

220	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2001, 5.400%, 2/01/31 – NPFG Insured	8/12 at 101.00	BBB	222,946

570	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, W.K. Nursing Home Corporation, Series 1996, 5.950%, 2/01/16	8/12 at 100.00	AAA	581,714

1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	1,164,021

	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2007B:
290	6.000%, 7/01/26 – AMBAC Insured	7/19 at 100.00	A–	339,723
310	6.000%, 7/01/27 – AMBAC Insured	7/19 at 100.00	A–	362,055
330	6.000%, 7/01/28 – AMBAC Insured	7/28 at 100.00	A–	383,549
350	6.000%, 7/01/29 – AMBAC Insured	7/19 at 100.00	A–	405,076
1,460	6.000%, 7/01/36 – AMBAC Insured	7/19 at 100.00	A–	1,657,436

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2009A, 6.000%, 7/01/38	7/19 at 100.00	Aa3	1,129,100

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34 – AGM Insured	7/15 at 100.00	AA–	2,089,500

650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	545,734

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Miriam Osborn Memorial Home Association, Series 2000B, 6.375%, 7/01/29 – ACA Insured	7/12 at 100.00	BBB	1,004,240

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	41,293
415	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	316,691

1,150	East Rochester Housing Authority, New York, GNMA Secured Revenue Refunding Bonds, Genesee Valley Presbyterian Nursing Center, Series 2001, 5.200%, 12/20/24	12/13 at 100.00	Aaa	1,163,674

1,700	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	1,537,497

340	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	7/12 at 100.00	N/R	342,560

Nuveen Investments	57

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
$1,000	5.800%, 7/01/23	7/16 at 101.00	N/R	$939,090
1,175	6.100%, 7/01/28	7/16 at 101.00	N/R	1,084,795
800	6.200%, 7/01/33	7/16 at 101.00	N/R	729,536

1,225	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 6.000%, 12/01/40	12/20 at 100.00	N/R	1,317,635

220	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001C-1, 7.250%, 7/01/16	7/12 at 100.50	N/R	222,033
17,325	Total Long-Term Care			17,579,898
	Materials – 0.1%

700	Essex County Industrial Development Agency, New York, Environmental Improvement Revenue Bonds, International Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative Minimum Tax)	5/12 at 100.00	BBB	701,022
	Tax Obligation/General – 5.8%

1,000	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	1,046,070

3,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – NPFG Insured	12/15 at 100.00	A2	3,324,210

2,250	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16 – FGIC Insured	5/12 at 100.00	A3	2,256,120

2,000	Monroe-Woodbury Central School District, Orange County, New York, General Obligation Bonds, Series 2004A, 4.250%, 5/15/22 – FGIC Insured	5/14 at 100.00	Aa3	2,074,460

	Mount Sinai Union Free School District, Suffolk County, New York, General Obligation Refunding Bonds, Series 1992:
500	6.200%, 2/15/15 – AMBAC Insured	No Opt. Call	Aa3	582,570
1,035	6.200%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa3	1,251,946

1,505	Nassau County, North Hempstead, New York, General Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14 – FGIC Insured	No Opt. Call	Aa1	1,686,924

10,000	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/26	12/17 at 100.00	AA	11,786,000

400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	460,188

1,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	1,183,990

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
1,600	5.000%, 11/01/19 – AGM Insured	11/14 at 100.00	AA	1,777,520
1,050	5.000%, 11/01/20 – AGM Insured	11/14 at 100.00	AA	1,166,498

3,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	4,127,271

600	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	673,014

1,725	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA	1,978,989

	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/13 – AMBAC Insured	No Opt. Call	AA–	1,017,341
960	6.700%, 2/15/14 – AMBAC Insured	No Opt. Call	AA–	1,072,070
960	6.700%, 2/15/15 – AMBAC Insured	No Opt. Call	AA–	1,122,298

	Yonkers, New York, General Obligation Bonds, Series 2005B:
1,985	5.000%, 8/01/17 – NPFG Insured	8/15 at 100.00	BBB+	2,166,608
2,085	5.000%, 8/01/18 – NPFG Insured	8/15 at 100.00	BBB+	2,251,571
38,235	Total Tax Obligation/General			43,005,658

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 27.4%

$1,500	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	N/R	$1,177,410

	Canton Human Services Initiative Inc., New York, Facility Revenue Bonds, Series 2001:
920	5.700%, 9/01/24	9/12 at 101.00	A3	934,288
1,155	5.750%, 9/01/32	9/12 at 101.00	A3	1,163,247

2,255	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/13 – NPFG Insured	No Opt. Call	Aa3	2,336,406

80	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – AGM Insured	5/12 at 100.00	AA–	80,130

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	AA–	1,056,060

	Dormitory Authority of the State of New York, Residential Insitutions for Children Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	6/18 at 100.00	Aa1	2,180,620
2,500	5.000%, 6/01/38	6/18 at 100.00	Aa1	2,690,725

2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	2,615,019

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,076,490

	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D:
5,675	5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	5,808,873
875	5.000%, 10/01/30 – NPFG Insured	10/12 at 100.00	A+	883,199

1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA–	1,648,065

4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured	No Opt. Call	AA–	4,808,480

1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	5/14 at 100.00	AA–	1,160,920

4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2008A, 5.000%, 3/15/28	3/18 at 100.00	AAA	4,687,440

3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/34	2/19 at 100.00	AAA	3,323,700

685	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	768,029

1,460	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured	5/18 at 100.00	AA–	1,685,336

1,100	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured	5/14 at 100.00	AA–	1,195,128

14,675	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	15,117,451

	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
7,400	5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	7,608,384
2,000	5.000%, 11/15/30	11/12 at 100.00	AA	2,051,800

Nuveen Investments	59

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
$1,825	5.750%, 7/01/18	No Opt. Call	AA–	$2,277,290
2,000	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	2,030,360
1,350	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	1,367,159
4,400	5.125%, 1/01/29	7/12 at 100.00	AA–	4,455,836

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	1,671,835

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
5,570	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	6,154,794
3,095	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	3,414,837
5,875	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	6,424,606
500	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	545,960

7,800	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	8,578,908

4,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA–	5,147,055

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E:
25	5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	26,043
310	5.000%, 2/01/23 – FGIC Insured	2/13 at 100.00	AAA	322,137

3,705	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	4,169,978

	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
440	13.263%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	535,212
1,395	13.249%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,612,174

180	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	193,480

	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
5,050	5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	5,894,411
60	5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	69,979

2,100	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,307,480

1,625	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – AGM Insured	No Opt. Call	AAA	1,861,048

	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds, Series 2001A:
1,185	5.250%, 5/15/25 – AMBAC Insured	5/12 at 100.00	A1	1,189,159
1,250	5.250%, 5/15/26 – AMBAC Insured	5/12 at 100.00	A1	1,254,088

1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	AA	1,085,080

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
5,385	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	6,886,877
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,705,005

2,750	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	3,098,068

5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB)	No Opt. Call	AA	7,033,950

5,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2011A-1, 5.000%, 4/01/31	4/21 at 100.00	AA	5,711,150

1,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,654,560

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$7,200	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	$7,626,960
3,005	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	3,183,617
10,345	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	10,953,079

3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	3,187,680

1,200	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	1,304,208

7,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2011A, 5.000%, 3/15/29	No Opt. Call	AAA	8,212,470

675	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA–	712,996

4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	4,691,600

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	640,000

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C:
1,810	5.250%, 8/01/41	8/20 at 100.00	A+	1,949,569
1,055	5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	1,118,595

1,850	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	1,955,099

2,235	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	BBB–	2,110,041
189,120	Total Tax Obligation/Limited			202,381,633
	Transportation – 16.1%

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A:
3,000	5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A	3,432,630
2,605	5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA–	2,769,141

1,180	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A, 4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA–	1,304,171

7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006A, 5.000%, 11/15/31	11/16 at 100.00	A	7,444,220

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
4,250	5.500%, 11/15/18 – AMBAC Insured	11/12 at 100.00	A	4,398,750
1,500	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	A	1,550,850
1,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A	1,027,690

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
3,185	5.500%, 11/15/18 – NPFG Insured	11/12 at 100.00	A	3,296,475
7,155	5.500%, 11/15/19 – NPFG Insured	11/12 at 100.00	A	7,397,555

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	5.750%, 10/01/37	10/17 at 100.00	N/R	1,426,488
2,000	5.875%, 10/01/46	10/17 at 102.00	N/R	1,018,840

500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB–	406,555

Nuveen Investments	61

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$3,670	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3		$3,898,127

3,040	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+		3,243,376

580	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+		664,918

	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
5,265	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+		5,845,887
295	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+		320,279

	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
1,600	5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–		1,768,720
3,000	5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA–		3,316,350

	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1998:
1,000	5.000%, 4/01/18 – FGIC Insured (Alternative Minimum Tax)	4/12 at 100.00	BBB		1,000,170
1,500	5.000%, 4/01/28 – FGIC Insured (Alternative Minimum Tax)	4/12 at 100.00	BBB		1,425,135

4,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/12 at 100.00	BBB		4,060,000

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)	5/18 at 100.00	Aa2		5,522,350

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
500	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	Aa2		570,335
2,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2		2,159,720
1,725	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2		1,845,440

1,535	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.382%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	Aa2		2,105,590

3,485	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB–		3,913,202

4,545	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	BBB		4,544,955

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	6/12 at 100.00	N/R		68,910

15,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Bonds, Series 2011A, 5.000%, 1/01/28	No Opt. Call	Aa2		18,013,200

15,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds, Series 2002B, 5.250%, 11/15/19	11/12 at 100.00	Aa2		15,514,950

1,560	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3		2,002,229

1,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.173%, 5/15/16 (IF)	No Opt. Call	Aa2		1,834,200
112,225	Total Transportation				119,111,408
	U.S. Guaranteed – 1.5% (5)

2,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2	(5)	2,127,040

1,250	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Group, Series 2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)	5/13 at 100.00	Aaa		1,325,975

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (5) (continued)

$220	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 (ETM)	10/12 at 102.34	Baa1	(5)	$244,609

500	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	N/R	(5)	550,835

	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B:
855	5.000%, 7/01/20 – AMBAC Insured (ETM)	5/12 at 100.00	N/R	(5)	892,586
1,295	5.125%, 7/01/24 – AMBAC Insured (ETM)	5/12 at 100.00	N/R	(5)	1,355,593

735	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31 (Pre-refunded 7/01/12)	7/12 at 100.00	N/R	(5)	750,354

575	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aaa		600,461

1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa		1,044,280

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital, Series 2002C:
850	6.000%, 11/01/22 (Pre-refunded 11/01/12)	11/12 at 100.00	A–	(5)	883,439
1,220	5.875%, 11/01/32 (Pre-refunded 11/01/12)	11/12 at 100.00	A–	(5)	1,266,970
10,500	Total U.S. Guaranteed				11,042,142
	Utilities – 9.5%

3,000	Chautauqua County, New York, Industrial Development Agency, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3		3,230,790

1,200	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–		1,296,876

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–		5,124,540

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,350	0.000%, 6/01/20 – AGM Insured	No Opt. Call	AA–		1,944,578
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA–		1,405,020
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA–		1,350,040

1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – AGM Insured	9/12 at 100.00	AA–		1,503,240

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 – CIFG Insured	9/13 at 100.00	A3		6,329,160

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
8,800	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–		9,712,560
1,200	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A–		1,314,708
2,615	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–		2,854,822

750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–		782,168

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – BHAC Insured	9/16 at 100.00	AA+		5,317,600

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A:
10,000	6.000%, 5/01/33	5/19 at 100.00	A–		11,812,900
5,000	5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+		5,781,850

2,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–		2,452,584

Nuveen Investments	63

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds, Long Island Lighting Company, Series 1995A, 5.300%, 8/01/25 – NPFG Insured (Alternative Minimum Tax)	9/12 at 100.00	A–	$1,001,190

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)	5/12 at 101.00	Baa2	1,517,220

400	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%, 11/15/24 (Mandatory put 11/15/14) (Alternative Minimum Tax)	5/12 at 100.00	Baa2	404,588

200	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)	5/12 at 101.00	Baa2	202,276

520	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	598,354

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
480	5.300%, 1/01/13 (Alternative Minimum Tax)	7/12 at 100.00	N/R	480,005
4,000	5.500%, 1/01/23 (Alternative Minimum Tax)	7/12 at 100.00	N/R	3,918,880
67,915	Total Utilities			70,335,949
	Water and Sewer – 6.7%

8,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	8,816,400

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2011HH:
10,500	5.000%, 6/15/29	No Opt. Call	AA+	12,359,655
4,500	5.000%, 6/15/31	No Opt. Call	AA+	5,211,270
2,000	5.000%, 6/15/32	6/21 at 100.00	AA+	2,298,640

2,105	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured	6/16 at 100.00	AAA	2,246,664

3,340	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured	6/15 at 100.00	AAA	3,733,181

4,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18	11/12 at 100.00	AAA	4,140,515

2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – SYNCORA GTY Insured	7/15 at 100.00	BBB–	3,084,814

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,639,638

4,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured	6/15 at 100.00	AA+	4,282,800

1,455	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	A1	1,611,150
44,370	Total Water and Sewer			49,424,727
$686,110	Total Investments (cost $679,778,489) – 98.4%			726,140,481
	Floating Rate Obligations – (1.1)%			(7,955,000)
	Other Assets Less Liabilities – 2.7%			20,090,628
	Net Assets – 100%			$738,276,109

64	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Assets and Liabilities

February 29, 2012

	Connecticut	Massachusetts	New Jersey	New York
Assets
Investments, at value ($337,218,286, $206,913,773, $243,818,102 and 679,778,489, respectively)	$360,113,129	$218,400,927	$263,313,716	$726,140,481
Cash	6,259,965	4,343,837	10,287,719	10,555,609
Receivables:
Interest	3,597,364	2,615,595	2,885,993	8,507,829
Investments sold	1,242,642	185,000	138,755	5,549,345
Shares sold	1,278,581	497,467	1,383,190	1,765,187
Other assets	29,056	113	131	79,849
Total assets	372,520,737	226,042,939	278,009,504	752,598,300
Liabilities
Floating rate obligations	10,000,000	—	—	7,955,000
Payables:
Dividends	447,394	236,895	362,481	699,108
Investments purchased	—	1,303,411	3,671,175	3,580,442
Shares redeemed	509,082	211,072	248,585	959,614
Accrued expenses:
Management fees	145,767	169,255	110,237	514,663
12b-1 distribution and service fees	76,906	41,482	51,552	123,623
Other	161,404	174,193	111,091	489,741
Total liabilities	11,340,553	2,136,308	4,555,121	14,322,191
Net assets	$361,180,184	$223,906,631	$273,454,383	$738,276,109
Class A Shares
Net assets	$259,183,492	$92,565,218	$145,946,397	$316,904,130
Shares outstanding	23,597,161	9,063,666	12,921,601	28,363,276
Net asset value per share	$10.98	$10.21	$11.29	$11.17
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.46	$10.66	$11.78	$11.66
Class B Shares
Net assets	$1,692,463	$1,383,845	$3,100,843	$4,666,238
Shares outstanding	154,244	135,316	274,367	418,096
Net asset value and offering price per share	$10.97	$10.23	$11.30	$11.16
Class C Shares
Net assets	$58,829,179	$30,815,089	$45,045,816	$91,281,351
Shares outstanding	5,362,253	3,042,776	4,001,400	8,171,500
Net asset value and offering price per share	$10.97	$10.13	$11.26	$11.17
Class I Shares
Net assets	$41,475,050	$99,142,479	$79,361,327	$325,424,390
Shares outstanding	3,762,317	9,724,782	7,002,981	29,082,718
Net asset value and offering price per share	$11.02	$10.19	$11.33	$11.19
Net assets consist of:
Capital paid-in	$337,811,939	$212,315,986	$254,819,342	$690,936,976
Undistrubuted (Over-distribution of) net investment income	427,014	245,838	1,330,710	1,343,732
Accumulated net realized gain (loss)	46,388	(142,347)	(2,191,283)	(366,591)
Net unrealized appreciation (depreciation)	22,894,843	11,487,154	19,495,614	46,361,992
Net assets	$361,180,184	$223,906,631	$273,454,383	$738,276,109
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of Operations

Year Ended February 29, 2012

	Connecticut	Massachusetts	New Jersey	New York
Investment Income	$16,802,951	$8,064,120	$12,718,841	$25,319,402
Expenses
Management fees	1,769,153	821,529	1,289,514	2,564,371
12b-1 service fees – Class A	504,300	140,654	265,025	471,332
12b-1 distribution and service fees – Class B	17,861	7,246	32,281	41,937
12b-1 distribution and service fees – Class C	406,369	145,443	296,990	520,061
Shareholders’ servicing agent fees and expenses	136,113	82,498	119,536	265,867
Interest expense on floating rate obligations	38,736	—	—	72,892
Custodian’s fees and expenses	62,465	32,661	48,339	94,485
Trustees’ fees and expenses	10,284	4,857	7,436	15,280
Professional fees	73,569	157,369	56,655	87,531
Shareholders’ reports – printing and mailing expenses	41,877	39,555	39,086	61,909
Federal and state registration fees	2,434	5,658	2,450	33,174
Reorganization expense	—	21,000	—	63,000
Other expenses	8,334	4,607	6,876	14,385
Total expenses before custodian fee credit and expense reimbursement	3,071,495	1,463,077	2,164,188	4,306,224
Custodian fee credit	(2,786)	(608)	(1,746)	(811)
Expense reimbursement	—	(81,667)	—	—
Net expenses	3,068,709	1,380,802	2,162,442	4,305,413
Net investment income (loss)	13,734,242	6,683,318	10,556,399	21,013,989
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	588,911	(33,141)	(2,016,875)	2,538,571
Net change in unrealized appreciation (depreciation) of investments	25,523,194	13,449,045	26,493,162	38,017,753
Net realized and unrealized gain (loss)	26,112,105	13,415,904	24,476,287	40,556,324
Net increase (decrease) in net assets from operations	$39,846,347	$20,099,222	$35,032,686	$61,570,313

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets

	Connecticut		Massachusetts
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/29/11
Operations
Net investment income (loss)	$13,734,242	$13,707,617	$6,683,318	$6,108,750
Net realized gain (loss) from investments	588,911	593,660	(33,141)	269,649
Change in net unrealized appreciation (depreciation) of investments	25,523,194	(10,670,226)	13,449,045	(4,401,248)
Net increase (decrease) in net assets from operations	39,846,347	3,631,051	20,099,222	1,977,151
Distributions to Shareholders
From net investment income:
Class A	(10,035,318)	(10,268,834)	(3,073,723)	(2,935,932)
Class B	(61,062)	(129,771)	(27,301)	(39,391)
Class C	(1,877,113)	(1,993,081)	(738,745)	(570,032)
Class I	(1,441,986)	(1,268,457)	(3,001,123)	(2,647,711)
From accumulated net realized gains:
Class A	(644,935)	(61,243)	—	—
Class B	(4,411)	(760)	—	—
Class C	(138,191)	(14,290)	—	—
Class I	(89,001)	(7,785)	—	—
Decrease in net assets from distributions to shareholders	(14,292,017)	(13,744,221)	(6,840,892)	(6,193,066)
Fund Share Transactions
Fund reorganization	—	—	76,804,893	—
Proceeds from sale of shares	38,469,721	75,890,386	19,763,480	20,358,389
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,926,102	7,656,224	4,149,780	3,507,119
	46,395,823	83,546,610	100,718,153	23,865,508
Cost of shares redeemed	(53,476,672)	(75,036,986)	(20,495,726)	(18,256,041)
Net increase (decrease) in net assets from Fund share transactions	(7,080,849)	8,509,624	80,222,427	5,609,467
Net increase (decrease) in net assets	18,473,481	(1,603,546)	93,480,757	1,393,552
Net assets at the beginning of period	342,706,703	344,310,249	130,425,874	129,032,322
Net assets at the end of period	$361,180,184	$342,706,703	$223,906,631	$130,425,874
Undistributed (Over-distribution of) net investment income at the end of period	$427,014	$113,715	$245,838	$358,129

See accompanying notes to financial statements.

68	Nuveen Investments

	New Jersey		New York
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11
Operations
Net investment income (loss)	$10,556,399	$10,610,383	$21,013,989	$19,418,819
Net realized gain (loss) from investments	(2,016,875)	(54,839)	2,538,571	(195,747)
Change in net unrealized appreciation (depreciation) of investments	26,493,162	(10,646,481)	38,017,753	(14,294,940)
Net increase (decrease) in net assets from operations	35,032,686	(90,937)	61,570,313	4,928,132
Distributions to Shareholders
From net investment income:
Class A	(5,494,799)	(5,237,266)	(9,958,747)	(9,475,130)
Class B	(116,421)	(219,630)	(155,056)	(248,394)
Class C	(1,424,614)	(1,457,982)	(2,546,077)	(2,384,714)
Class I	(3,115,912)	(3,395,340)	(8,518,271)	(6,751,310)
From accumulated net realized gains:
Class A	—	—	(568,910)	—
Class B	—	—	(9,586)	—
Class C	—	—	(173,146)	—
Class I	—	—	(395,675)	—
Decrease in net assets from distributions to shareholders	(10,151,746)	(10,310,218)	(22,325,468)	(18,859,548)
Fund Share Transactions
Fund reorganization	—	—	271,199,012	—
Proceeds from sale of shares	47,720,256	62,151,938	76,284,317	76,108,260
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,275,139	5,327,069	13,807,037	11,242,766
	52,995,395	67,479,007	361,290,366	87,351,026
Cost of shares redeemed	(42,220,748)	(63,745,709)	(79,266,235)	(103,288,694)
Net increase (decrease) in net assets from Fund share transactions	10,774,647	3,733,298	282,024,131	(15,937,668)
Net increase (decrease) in net assets	35,655,587	(6,667,857)	321,268,976	(29,869,084)
Net assets at the beginning of period	237,798,796	244,466,653	417,007,133	446,876,217
Net assets at the end of period	$273,454,383	$237,798,796	$738,276,109	$417,007,133
Undistributed (Over-distribution of) net investment income at the end of period	$1,330,710	$956,483	$1,343,732	$1,404,501

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONNECTICUT
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (7/87)
2012	$10.19	$.43	$.81	$1.24	$(.42)	$(.03)	$(.45)	$10.98	12.40%
2011	10.49	.42	(.30)	.12	(.42)	— *	(.42)	10.19	1.13
2010	9.77	.43	.71	1.14	(.42)	—	(.42)	10.49	11.86
2009	10.01	.42	(.21)	.21	(.42)	(.03)	(.45)	9.77	2.20
2008	10.67	.42	(.65)	(.23)	(.42)	(.01)	(.43)	10.01	(2.24)
Class B (2/97)
2012	10.19	.35	.80	1.15	(.34)	(.03)	(.37)	10.97	11.48
2011	10.48	.34	(.29)	.05	(.34)	— *	(.34)	10.19	.48
2010	9.77	.35	.71	1.06	(.35)	—	(.35)	10.48	10.97
2009	10.00	.35	(.21)	.14	(.34)	(.03)	(.37)	9.77	1.53
2008	10.66	.34	(.65)	(.31)	(.34)	(.01)	(.35)	10.00	(2.97)
Class C (10/93)
2012	10.19	.37	.81	1.18	(.37)	(.03)	(.40)	10.97	11.72
2011	10.48	.36	(.28)	.08	(.37)	— *	(.37)	10.19	.71
2010	9.77	.37	.71	1.08	(.37)	—	(.37)	10.48	11.17
2009	10.00	.37	(.21)	.16	(.36)	(.03)	(.39)	9.77	1.73
2008	10.66	.36	(.65)	(.29)	(.36)	(.01)	(.37)	10.00	(2.80)
Class I (2/97)(f)
2012	10.23	.45	.81	1.26	(.44)	(.03)	(.47)	11.02	12.60
2011	10.53	.45	(.31)	.14	(.44)	— *	(.44)	10.23	1.36
2010	9.81	.45	.71	1.16	(.44)	—	(.44)	10.53	12.07
2009	10.05	.44	(.21)	.23	(.44)	(.03)	(.47)	9.81	2.44
2008	10.71	.44	(.65)	(.21)	(.44)	(.01)	(.45)	10.05	(2.01)

70	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$259,183	.82%	.81%	4.08%	9%
255,092	.81	.80	4.01	10
257,989	.85	.83	4.20	4
241,958	.93	.83	4.22	14
247,654	1.07	.81	3.96	16

1,692	1.57	1.56	3.34	9
2,537	1.56	1.55	3.28	10
5,784	1.60	1.58	3.45	4
9,341	1.68	1.58	3.46	14
13,256	1.82	1.56	3.21	16

58,829	1.37	1.36	3.53	9
53,317	1.36	1.35	3.48	10
54,948	1.40	1.38	3.65	4
45,761	1.48	1.38	3.68	14
39,561	1.62	1.36	3.41	16

41,475	.62	.61	4.27	9
31,761	.61	.60	4.22	10
25,590	.65	.63	4.40	4
17,875	.73	.63	4.43	14
17,518	.87	.61	4.17	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MASSACHUSETTS
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2012	$9.47	$.42	$.75	$1.17	$(.43)	$—	$(.43)	$10.21	12.66%
2011	9.75	.44	(.27)	.17	(.45)	—	(.45)	9.47	1.69
2010	8.81	.45	.94	1.39	(.45)	—	(.45)	9.75	16.03
2009	9.34	.41	(.51)	(.10)	(.39)	(.04)	(.43)	8.81	(1.05)
2008	10.11	.39	(.74)	(.35)	(.38)	(.04)	(.42)	9.34	(3.61)
Class B (3/97)
2012	9.48	.35	.76	1.11	(.36)	—	(.36)	10.23	11.93
2011	9.76	.37	(.27)	.10	(.38)	—	(.38)	9.48	.94
2010	8.83	.38	.93	1.31	(.38)	—	(.38)	9.76	15.04
2009	9.35	.34	(.50)	(.16)	(.32)	(.04)	(.36)	8.83	(1.69)
2008	10.13	.31	(.74)	(.43)	(.31)	(.04)	(.35)	9.35	(4.41)
Class C (10/94)
2012	9.39	.36	.76	1.12	(.38)	—	(.38)	10.13	12.14
2011	9.67	.39	(.27)	.12	(.40)	—	(.40)	9.39	1.14
2010	8.74	.39	.93	1.32	(.39)	—	(.39)	9.67	15.37
2009	9.26	.36	(.50)	(.14)	(.34)	(.04)	(.38)	8.74	(1.53)
2008	10.04	.33	(.75)	(.42)	(.32)	(.04)	(.36)	9.26	(4.27)
Class I (12/86)(f)
2012	9.45	.44	.75	1.19	(.45)	—	(.45)	10.19	12.89
2011	9.73	.46	(.27)	.19	(.47)	—	(.47)	9.45	1.91
2010	8.80	.47	.92	1.39	(.46)	—	(.46)	9.73	16.15
2009	9.32	.43	(.50)	(.07)	(.41)	(.04)	(.45)	8.80	(.74)
2008	10.09	.41	(.74)	(.33)	(.40)	(.04)	(.44)	9.32	(3.45)

72	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (loss)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$92,565	.95%	.95%	4.21%	.89%	.89%	4.26%	3%
61,883	.85	.85	4.54	.85	.85	4.54	7
61,382	.91	.91	4.77	.91	.91	4.77	5
45,433	.91	.91	4.47	.91	.91	4.47	20
67,297	.88	.88	3.90	.88	.88	3.90	12

1,384	1.67	1.67	3.43	1.64	1.64	3.47	3
741	1.60	1.60	3.80	1.60	1.60	3.80	7
1,402	1.65	1.65	4.03	1.65	1.65	4.03	5
2,741	1.67	1.67	3.71	1.67	1.67	3.71	20
3,519	1.63	1.63	3.15	1.63	1.63	3.15	12

30,815	1.49	1.49	3.63	1.44	1.44	3.68	3
14,872	1.40	1.40	3.98	1.40	1.40	3.98	7
12,550	1.46	1.46	4.23	1.46	1.46	4.23	5
10,944	1.47	1.47	3.91	1.47	1.47	3.91	20
11,661	1.44	1.44	3.35	1.44	1.44	3.35	12

99,142	.74	.74	4.39	.69	.69	4.44	3
52,930	.65	.65	4.74	.65	.65	4.74	7
53,698	.71	.71	4.98	.71	.71	4.98	5
47,238	.72	.72	4.67	.72	.72	4.67	20
52,832	.69	.69	4.10	.69	.69	4.10	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the fiscal years ended 2008 through 2011.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW JERSEY
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2012	$10.22	$.46	$1.05	$1.51	$(.44)	$—	$(.44)	$11.29	15.13%
2011	10.64	.46	(.44)	.02	(.44)	—	(.44)	10.22	.14
2010	9.81	.45	.81	1.26	(.43)	— *	(.43)	10.64	13.14
2009	10.09	.43	(.26)	.17	(.42)	(.03)	(.45)	9.81	1.66
2008	10.82	.42	(.72)	(.30)	(.41)	(.02)	(.43)	10.09	(2.82)
Class B (2/97)
2012	10.23	.38	1.06	1.44	(.37)	—	(.37)	11.30	14.28
2011	10.65	.38	(.43)	(.05)	(.37)	—	(.37)	10.23	(.59)
2010	9.83	.37	.81	1.18	(.36)	— *	(.36)	10.65	12.21
2009	10.10	.36	(.26)	.10	(.34)	(.03)	(.37)	9.83	.98
2008	10.83	.34	(.72)	(.38)	(.33)	(.02)	(.35)	10.10	(3.58)
Class C (9/94)
2012	10.19	.40	1.05	1.45	(.38)	—	(.38)	11.26	14.54
2011	10.61	.40	(.43)	(.03)	(.39)	—	(.39)	10.19	(.41)
2010	9.79	.39	.81	1.20	(.38)	— *	(.38)	10.61	12.48
2009	10.05	.38	(.25)	.13	(.36)	(.03)	(.39)	9.79	1.28
2008	10.79	.36	(.73)	(.37)	(.35)	(.02)	(.37)	10.05	(3.47)
Class I (2/92)(f)
2012	10.26	.48	1.06	1.54	(.47)	—	(.47)	11.33	15.30
2011	10.68	.48	(.43)	.05	(.47)	—	(.47)	10.26	.36
2010	9.85	.47	.81	1.28	(.45)	— *	(.45)	10.68	13.32
2009	10.11	.45	(.25)	.20	(.43)	(.03)	(.46)	9.85	2.05
2008	10.85	.44	(.73)	(.29)	(.43)	(.02)	(.45)	10.11	(2.74)

74	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$145,946	.83%	.83%	4.30%	7%
125,945	.82	.82	4.29	7
121,371	.85	.85	4.36	8
91,348	.87	.85	4.31	21
83,210	.96	.84	3.91	11

3,101	1.58	1.58	3.59	7
4,275	1.57	1.57	3.53	7
8,442	1.60	1.60	3.64	8
11,881	1.62	1.60	3.52	21
14,539	1.71	1.59	3.16	11

45,046	1.38	1.38	3.75	7
37,511	1.37	1.37	3.74	7
37,482	1.40	1.40	3.81	8
29,143	1.42	1.40	3.75	21
28,363	1.51	1.39	3.37	11

79,361	.63	.63	4.51	7
70,068	.62	.62	4.49	7
77,172	.65	.65	4.57	8
66,899	.67	.65	4.48	21
68,499	.76	.64	4.11	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW YORK
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2012	$10.39	$.46	$.81	$1.27	$(.46)	$(.03)	$(.49)	$11.17	12.45%
2011	10.72	.47	(.34)	.13	(.46)	—	(.46)	10.39	1.12
2010	9.84	.46	.88	1.34	(.46)	— *	(.46)	10.72	13.87
2009	10.15	.45	(.28)	.17	(.44)	(.04)	(.48)	9.84	1.67
2008	10.86	.44	(.70)	(.26)	(.44)	(.01)	(.45)	10.15	(2.53)
Class B (2/97)
2012	10.38	.38	.81	1.19	(.38)	(.03)	(.41)	11.16	11.66
2011	10.71	.39	(.34)	.05	(.38)	—	(.38)	10.38	.39
2010	9.84	.38	.87	1.25	(.38)	— *	(.38)	10.71	12.96
2009	10.14	.38	(.28)	.10	(.36)	(.04)	(.40)	9.84	1.00
2008	10.86	.36	(.71)	(.35)	(.36)	(.01)	(.37)	10.14	(3.34)
Class C (9/94)
2012	10.39	.40	.81	1.21	(.40)	(.03)	(.43)	11.17	11.83
2011	10.72	.41	(.34)	.07	(.40)	—	(.40)	10.39	.58
2010	9.84	.41	.87	1.28	(.40)	— *	(.40)	10.72	13.28
2009	10.15	.40	(.28)	.12	(.39)	(.04)	(.43)	9.84	1.12
2008	10.87	.39	(.71)	(.32)	(.39)	(.01)	(.40)	10.15	(3.12)
Class I (12/86)(f)
2012	10.41	.48	.81	1.29	(.48)	(.03)	(.51)	11.19	12.65
2011	10.73	.49	(.33)	.16	(.48)	—	(.48)	10.41	1.44
2010	9.86	.48	.87	1.35	(.48)	— *	(.48)	10.73	14.00
2009	10.17	.48	(.29)	.19	(.46)	(.04)	(.50)	9.86	1.91
2008	10.88	.47	(.71)	(.24)	(.46)	(.01)	(.47)	10.17	(2.31)

76	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$316,904	.85%	.84%	4.19%	16%
209,283	.83	.81	4.38	7
226,162	.87	.84	4.46	3
181,049	.97	.84	4.49	30
190,598	1.12	.83	4.13	17

4,666	1.60	1.59	3.48	16
5,114	1.58	1.56	3.62	7
8,898	1.62	1.59	3.73	3
12,094	1.72	1.59	3.71	30
19,133	1.87	1.58	3.38	17

91,281	1.40	1.39	3.65	16
61,439	1.38	1.36	3.82	7
60,840	1.42	1.39	3.91	3
51,978	1.52	1.39	3.95	30
49,910	1.67	1.38	3.58	17

325,424	.65	.64	4.35	16
141,171	.63	.61	4.58	7
150,977	.67	.64	4.66	3
132,815	.77	.64	4.69	30
137,731	.92	.63	4.33	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	77

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Securities, LLC (the “Distributor”).

The Funds’ investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of their net assets in municipal bonds that pay interest that is exempt from regular federal and each state’s respective personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period.

78	Nuveen Investments

The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2012, Massachusetts and New Jersey had outstanding delayed delivery purchase commitments of $1,303,411 and $3,671,175, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An

Nuveen Investments	79

Notes to Financial Statements (continued)

investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 29, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 29, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure to Recourse Trusts	$—	$1,600,000	$—	$3,670,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended February 29, 2012, were as follows:

	Connecticut	New York
Average floating rate obligations outstanding	$10,000,000	$17,791,066
Average annual interest rate and fees	.39%	.41%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

80	Nuveen Investments

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of February 29, 2012:

Connecticut	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$360,113,129	$ —	$360,113,129

Massachusetts	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$216,453,327	$1,947,600	$218,400,927

New Jersey	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$263,313,716	$ —	$263,313,716

New York	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$726,140,481	$ —	$726,140,481

Nuveen Investments	81

Notes to Financial Statements (continued)

The following is a reconciliation of Massachusetts’s Level 3 investments held at the beginning and end of the measurement period:

Massachusetts Level 3 Municipal Bonds
Balance at the beginning of period	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	1,947,600
Transfers out of	—
Balance at the end of period	$1,947,600
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of February 29, 2012	$(1,383,799)

During the fiscal year ended February 29, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 29, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Connecticut
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,720,104	$18,238,586	4,927,201	$50,950,249
Class A – automatic conversion of Class B Shares	34,580	356,260	132,958	1,402,220
Class B	1,125	11,870	1,279	13,378
Class C	769,189	8,178,708	962,099	10,110,141
Class I	1,096,864	11,684,297	1,282,346	13,414,398
Shares issued to shareholders due to reinvestment of distributions:
Class A	600,365	6,355,193	594,719	6,235,595
Class B	3,263	34,445	6,012	63,167
Class C	96,884	1,024,538	90,865	952,356
Class I	48,085	511,926	38,496	405,106
	4,370,459	46,395,823	8,035,975	83,546,610
Shares redeemed:
Class A	(3,781,861)	(39,657,269)	(5,222,261)	(54,177,083)
Class B	(64,570)	(670,940)	(176,982)	(1,852,282)
Class B – automatic conversion to Class A Shares	(34,614)	(356,260)	(133,083)	(1,402,220)
Class C	(738,238)	(7,728,440)	(1,059,247)	(10,934,012)
Class I	(486,729)	(5,063,763)	(646,883)	(6,671,389)
	(5,106,012)	(53,476,672)	(7,238,456)	(75,036,986)
Net increase (decrease)	(735,553)	$(7,080,849)	797,519	$8,509,624

82	Nuveen Investments

	Massachusetts
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization (1)
Class A	2,427,261	$23,874,084	—	$—
Class B	97,752	962,788	—	—
Class C	1,349,215	13,159,703	—	—
Class I	3,952,842	38,808,318	—	—
Shares sold:
Class A	828,446	8,110,454	1,150,012	11,294,385
Class A – automatic conversion of Class B Shares	4,993	48,251	34,459	343,346
Class B	491	4,861	3,306	33,162
Class C	439,588	4,280,548	483,998	4,746,426
Class I	743,869	7,319,366	397,856	3,941,070
Shares issued to shareholders due to reinvestment of distributions:
Class A	154,319	1,516,902	128,024	1,252,928
Class B	1,702	16,730	2,201	21,578
Class C	41,092	400,923	30,467	295,641
Class I	226,162	2,215,225	198,244	1,936,972
	10,267,732	100,718,153	2,428,567	23,865,508
Shares redeemed:
Class A	(889,098)	(8,657,165)	(1,072,214)	(10,411,712)
Class B	(37,830)	(363,920)	(36,524)	(362,843)
Class B – automatic conversion to Class A Shares	(4,986)	(48,251)	(34,425)	(343,346)
Class C	(371,208)	(3,601,323)	(228,199)	(2,184,739)
Class I	(800,341)	(7,825,067)	(512,149)	(4,953,401)
	(2,103,463)	(20,495,726)	(1,883,511)	(18,256,041)
Net increase (decrease)	8,164,269	$80,222,427	545,056	$5,609,467

	New Jersey
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,457,556	$26,517,220	3,831,748	$40,106,932
Class A – automatic conversion of Class B Shares	40,304	421,209	125,979	1,334,171
Class B	740	7,902	4,600	48,576
Class C	765,501	8,258,655	757,973	8,113,739
Class I	1,153,202	12,515,270	1,170,063	12,548,520
Shares issued to shareholders due to reinvestment of distributions:
Class A	279,301	3,003,065	274,467	2,920,372
Class B	7,764	83,090	12,722	135,729
Class C	77,168	825,878	75,628	801,640
Class I	126,513	1,363,106	137,613	1,469,328
	4,908,049	52,995,395	6,390,793	67,479,007
Shares redeemed:
Class A	(2,175,078)	(23,282,340)	(3,314,503)	(34,561,475)
Class B	(111,719)	(1,176,905)	(265,916)	(2,841,882)
Class B – automatic conversion to Class A Shares	(40,266)	(421,209)	(125,906)	(1,334,171)
Class C	(522,603)	(5,543,996)	(684,820)	(7,123,243)
Class I	(1,108,764)	(11,796,298)	(1,701,741)	(17,884,938)
	(3,958,430)	(42,220,748)	(6,092,886)	(63,745,709)
Net increase (decrease)	949,619	$10,774,647	297,907	$3,733,298
(1)	– Refer to Footnote 8 – Fund Reorganizations for further details.

Nuveen Investments	83

Notes to Financial Statements (continued)

	New York
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization (1)
Class A	7,732,611	$83,804,432	—	$—
Class B	143,786	1,556,846	—	—
Class C	1,842,680	19,966,920	—	—
Class I	15,282,356	165,870,814	—	—
Shares sold:
Class A	4,194,452	45,511,005	4,559,056	48,190,715
Class A – automatic conversion of Class B Shares	81,913	883,759	188,047	2,025,689
Class B	1,242	13,558	4,227	44,648
Class C	1,346,785	14,599,411	1,120,644	12,098,530
Class I	1,406,462	15,276,584	1,279,450	13,748,678
Shares issued to shareholders due to reinvestment of distributions:
Class A	528,882	5,733,214	475,611	5,109,488
Class B	9,260	99,893	13,019	139,905
Class C	149,611	1,618,959	120,133	1,288,820
Class I	583,994	6,354,971	437,547	4,704,553
	33,304,034	361,290,366	8,197,734	87,351,026
Shares redeemed:
Class A	(4,312,417)	(46,290,843)	(6,185,389)	(65,255,387)
Class B	(146,738)	(1,568,908)	(167,110)	(1,792,075)
Class B – automatic conversion to Class A Shares	(82,006)	(883,759)	(188,195)	(2,025,689)
Class C	(1,081,180)	(11,565,747)	(1,004,248)	(10,665,580)
Class I	(1,755,622)	(18,956,978)	(2,216,471)	(23,549,963)
	(7,377,963)	(79,266,235)	(9,761,413)	(103,288,694)
Net increase (decrease)	25,926,071	$282,024,131	(1,563,679)	$(15,937,668)
(1)	– Refer to Footnote 8 – Fund Reorganizations for further details.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended February 29, 2012, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Purchases	$30,358,628	$8,254,575	$21,904,961	$83,322,066
Sales and maturities	34,174,258	5,212,334	17,391,747	96,960,265

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 29, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Cost of investments	$326,830,159	$206,718,177	$243,199,670	$671,356,573
Gross unrealized:
Appreciation	$23,539,036	$16,035,971	$20,927,877	$50,534,094
Depreciation	(256,066)	(4,353,221)	(813,831)	(3,706,163)
Net unrealized appreciation (depreciation) of investments	$23,282,970	$11,682,750	$20,114,046	$46,827,931

Permanent differences, primarily due to federal taxes paid, taxable market discount, paydowns, nondeductible reorganization expenses and capital loss carryforward from reorganization resulted in reclassifications among the Funds’ components of net assets at February 29, 2012, the Funds’ tax year end, as follows:

	Connecticut	Massachusetts	New Jersey	New York
Capital paid-in	$4,230	$(46,903)	$13,805	$1,342,864
Undistributed (Over-distribution of) net investment income	(5,464)	45,283	(30,426)	103,393
Accumulated net realized gain (loss)	1,234	1,620	16,621	(1,446,257)

84	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2012, the Funds’ tax year end, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income*	$1,156,707	$758,101	$1,583,800	$3,252,541
Undistributed net ordinary income**	17,073	—	5,028	—
Undistributed net long-term capital gains	36,425	—	—	397,242
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period on February 1, 2012, through February 29, 2012 and paid on March 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 29, 2012 and February 28, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income***	$13,439,511	$6,649,266	$10,126,225	$20,234,370
Distributions from net ordinary income**	—	—	—	83,130
Distributions from net long-term capital gains****	876,538	—	—	1,147,317

2011	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$13,635,179	$6,174,180	$10,300,588	$18,921,417
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains	84,078	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2012, as Exempt Interest Dividends.
****	The Funds designate as long term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits to the Funds related to net capital gain to zero for the tax year ended February 29, 2012.

At February 29, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Massachusetts	New Jersey	New York*
Expiration:
February 28, 2017	$12,497	$—	$763,829
February 28, 2018	98,330	—	—
February 28, 2019	—	80,823	—
Total	$110,827	$80,823	$763,829
*	A portion of New York’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Fund’s tax year ended February 29, 2012, New York utilized $876,646 of its capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which RICs might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Massachusetts	New Jersey
Post-enactment losses
Short-term	$21,278	$30,675
Long-term	—	2,079,784

Nuveen Investments	85

Notes to Financial Statements (continued)

The Funds have elected to defer losses incurred from November 1, 2011 through February 29, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Massachusetts
Post-October capital losses	$10,243
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Connecticut Massachusetts New Jersey New York Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2012, the complex-level fee rate for these Funds was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of Massachusetts and New York so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .750% and .750%, respectively, of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

86	Nuveen Investments

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended February 29, 2012, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected (Unaudited)	$188,497	$86,477	$240,550	$475,182
Paid to financial intermediaries (Unaudited)	161,631	73,309	212,812	421,677

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Connecticut	Massachusetts	New Jersey	New York
Commission advances (Unaudited)	$89,307	$37,712	$134,772	$227,468

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2012, the Distributor retained such 12b-1 fees as follows:

	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained (Unaudited)	$66,701	$52,490	$65,583	$137,410

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2012, as follows:

	Connecticut	Massachusetts	New Jersey	New York
CDSC retained (Unaudited)	$32,581	$2,716	$8,647	$17,210

8. Fund Reorganizations

During the current fiscal period, the following Nuveen open-end funds were reorganized into the following Funds included in this report as follows (each the “Reorganization” and collectively, the “Reorganizations”):

•	Nuveen Massachusetts Municipal Bond Fund 2 (“Massachusetts 2”) into Massachusetts; and

•	Nuveen New York Municipal Bond Fund 2 (“New York 2”) into New York.

Massachusetts 2 and New York 2 are collectively the “Acquired Funds.” Massachusetts and New York are collectively the “Acquiring Funds.”

The Adviser proposed the Reorganizations of the Acquired Funds into the Acquiring Funds, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Funds’ Board of Trustees has determined that the Reorganizations were in the best interest of the Acquired Funds and that the interests of existing shareholders will not be diluted as a result of the Reorganizations. The Board of Trustees unanimously approved the Reorganizations on July 25, 2011.

A special meeting of the Acquired Funds’ shareholders was held on November 7, 2011, for the purpose of voting on the Reorganizations, at which time, each of the Reorganizations was approved. The Reorganizations were consummated at the close of business on November 18, 2011.

Upon consummation of each Fund’s Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for the Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders became shareholders of the Acquiring Funds and the Acquired Funds’ shareholders received the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of their Reorganization.

Nuveen Investments	87

Notes to Financial Statements (continued)

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	Massachusetts 2	New York 2
Cost of investments	$73,289,208	$259,335,054
Fair value of investments	75,981,201	271,526,604
Net unrealized appreciation (depreciation) of investments	2,691,993	12,191,550

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Massachusetts 2
Class A	2,330,540	$23,874,084	$10.24
Class B	93,821	962,788	10.26
Class C	1,283,761	13,159,703	10.25
Class I	3,767,642	38,808,318	10.30
New York 2
Class A	8,174,772	$83,804,433	$10.25
Class B	151,405	1,556,846	10.28
Class C	1,944,842	19,966,920	10.27
Class I	16,116,725	165,870,814	10.29

Acquiring Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Massachusetts
Class A	6,541,304	$64,338,693	$9.84
Class B	44,501	438,299	9.85
Class C	1,598,047	15,586,736	9.75
Class I	5,746,796	56,421,142	9.82
New York
Class A	19,685,275	$213,345,066	$10.84
Class B	329,194	3,564,354	10.83
Class C	5,971,043	64,700,880	10.84
Class I	13,612,569	147,746,231	10.85

Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Massachusetts
Class A	8,968,565	$88,212,776	$9.84
Class B	142,253	1,401,087	9.85
Class C	2,947,262	28,746,440	9.75
Class I	9,699,638	95,229,459	9.82
New York
Class A	27,417,886	$297,149,499	$10.84
Class B	472,980	5,121,200	10.83
Class C	7,813,723	84,667,800	10.84
Class I	28,894,925	313,617,045	10.85

The beginning of the Acquired Funds’ current fiscal period was March 1, 2011.

88	Nuveen Investments

The net investment income (loss), net realized and unrealized gains (losses) and change in net assets resulting from operations for the period March 1, 2011 through November 18, 2011, each Acquired Fund’s Reorganization date, were as follows:

	Massachusetts 2	New York 2
Net investment income (loss)	$2,050,603	$7,777,893
Net realized and unrealized gains (losses)	2,934,464	13,313,948
Change in net assets resulting from operations	(2,598,940)	(4,364,395)

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since November 18, 2011.

9. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	89

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	235
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	235
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	235
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	235
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	235
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	235
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235

90	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	235
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	235

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	235
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	235
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	235

Nuveen Investments	91

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	235
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	235
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	235
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	235
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	235

92	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	235
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	235
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	93

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and

94	Nuveen Investments

mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that each Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for the Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”), the Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”) and the Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”).

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher,

Nuveen Investments	95

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members noted that the Connecticut Fund and the New Jersey Fund each had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average, while the Nuveen New York Municipal Bond Fund and the Massachusetts Fund had net management fees higher than the peer average and a net expense ratio slightly higher than the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

96	Nuveen Investments

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	97

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage: Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floaters: Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Connecticut Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Connecticut Municipal Debt Funds Classification Average. The Lipper Connecticut Municipal Debt Funds Classification Average contained 20, 16 and 15 funds for the 1-year, 5-year and 10-year periods, respectively, ended February 29, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification Average. The Lipper Massachusetts Municipal Debt Funds Classification Average contained 38, 33 and 31 funds for the 1-year, 5-year and 10-year periods, respectively, ended February 29, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification Average. The Lipper New Jersey Municipal Debt Funds Classification Average contained 48, 34 and 33 funds for the 1-year, 5-year and 10-year periods, respectively, ended February 29, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification Average. The Lipper New York Municipal Debt Funds Classification Average contained 99, 82 and 76 funds for the 1-year, 5-year and 10-year periods, respectively, ended February 29, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Connecticut Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Standard & Poor’s (S&P) Massachusetts Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charge or management fees. It is not possible to invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Standard & Poor’s (S&P) New Jersey Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Standard & Poor’s (S&P) New York Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

98	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	99

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS3-0212D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 29, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen California Municipal Bond Fund	NCAAX	NCBBX	NCACX	NCSPX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the US and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the Continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the US, strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control act of 2011, both scheduled to take place at year-end loom closer with little progress being made to deal with them.

During the last year investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio manager Scott Romans examines key investment strategies and the Fund’s performance during the twelve months ending February 29, 2012. Scott, who has 13 years of investment experience, has managed the Nuveen California Municipal Bond Fund since 2003.

What factors affected the U.S. economy, the national municipal bond market and the California municipal bond market during the twelve-month reporting period ending February 29, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its March 2012 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.0%, the best growth number since the end of second quarter 2010 and the tenth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 2.9% year-over-year as of February 2012, while the core CPI (which excludes food and energy) increased 2.2% during the same period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.3% in February 2012, the lowest level in three years, down from 9.0% in February 2011. The housing market continued to be the major weak spot in the economy. For the twelve months ended January 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 3.8%, as housing prices hit their lowest levels since early 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied over this period. Historically light issuance of new tax-exempt bonds served as a key driver of performance, as tight supply and strong

Nuveen Investments	5

demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities. The depressed level of municipal bond issuance was due in part to the continued impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. This reduced the need for many borrowers to come to market with new issues during this period. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity.

Over the twelve months ended February 29, 2012, municipal bond issuance nationwide totaled $307.4 billion, a decrease of 24% compared with issuance during the twelve-month period ended February 28, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

California’s economy is the largest among the 50 states and the ninth largest in the world on a stand-alone basis, according to the International Monetary Fund. The state continued to be burdened by serious budget problems, with persistent deficits and high spending outweighing its revenues. The $120.1 billion 2011 Budget Act remained structurally unbalanced, relying on additional revenue assumptions and, if not met, the execution of “trigger” cuts in expenditures. Those revenue assumptions did not come to fruition, and the state implemented close to $1 billion of trigger cuts effective January 1, 2012, mainly affecting state universities, community colleges and human services. The governor’s fiscal 2013 budget proposal closes an estimated $9.2 billion gap and assumes additional revenues generated from a voter-approved, temporary five-year tax increase or, if rejected, the execution of another round of trigger cuts. The governor’s $137.3 billion budget also calls for expenditure reductions largely to welfare and childcare for the poor.

The state’s economy is gaining momentum through rebounding job growth, leading to an improvement in the state’s unemployment rate, which measured 10.9% in February 2012, its lowest level since April 2009, down from 12% in February 2011. The state’s monthly revenues for February 2012 trailed the governor’s proposed fiscal 2013 budget projections by 3.2%, which the state controller attributed to a large increase in early tax refunds going out in February. At the end of the reporting period, California maintained credit ratings of A1, A- and A- from rating agencies Moody’s Investors Service, S&P and Fitch, respectively. For the twelve months ended February 29, 2012, municipal issuance in California totaled $38.5 billion, a decrease of 33% from the previous twelve months. For this period, California was the second largest issuer in the nation, representing approximately 12.5% of total issuance nationwide.

How did the Fund perform during the twelve-month period ended February 29, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year and ten-year periods

6	Nuveen Investments

ending February 29, 2012. During the twelve-month period, in a very favorable environment for tax-exempt bond investing, the Nuveen California Municipal Bond Fund outpaced all of the benchmarks against which we regularly compare the Fund’s results, which include the California municipal bond market, as measured by the S&P California Municipal Bond Index; the national municipal bond market, as measured by the S&P National Municipal Bond Index; and the Fund’s peer group average, as measured by the Lipper California Municipal Debt Funds Classification Average.

The period discussed in this report coincided with an unusually strong time span for the municipal bond market. Yields on tax-exempt debt reached their peak at about the start of this reporting period, and the past year saw municipal bond yields steadily dropping, while the prices on those securities rose accordingly (a bond’s yield and price move in opposite directions). Amid an environment of falling interest rates, longer-dated bonds saw their rates decline to a greater extent than shorter-dated securities, and this backdrop proved helpful for the Fund, whose duration was relatively long compared to the rest of the California municipal bond market, as measured by the S&P California Municipal Bond Index. Duration measures an investment’s sensitivity to changes in interest rates, so having a longer duration (and therefore more sensitivity) to the decline in interest rates proved to be a very positive factor for the Fund’s performance during the twelve-month period. In particular, the Fund benefited from having less exposure to bonds with the shortest durations, as those issues lagged the overall municipal market considerably. The Fund was also supported by its overweighting in the longer portion of the yield curve, as these longer-dated securities outperformed the market.

Sector allocation also provided a meaningful impact on the Fund’s results. For example, a particularly noteworthy source of outperformance came from the Fund’s tax-increment-financing district bonds, also known as redevelopment district bonds. Early in the period, we were able to add many of these bonds to the portfolio at what we believed were very attractive prices. As the period progressed, these bonds provided not only a healthy level of income but also realized price appreciation that boosted total returns. Another key positive for the Fund’s performance came from an overweighting in the health care sector, as spreads on these bonds narrowed during the period, meaning that investors became increasingly willing to accept a lower level of income in exchange for owning these bonds. A third favorable sector-related impact was the Fund’s relatively limited allocation to California state general obligation debt. Conversely, the Fund’s exposure to utility bonds, especially water/sewer issues, detracted modestly from performance, as these securities lagged the overall market because of their generally defensive orientation. Similarly, the Fund’s underweighting in transportation bonds, primarily toll roads, provided somewhat disappointing performance, as these securities fared comparatively well during the past year.

The Fund’s credit quality allocation also improved results, although to a lesser extent than duration and sector positioning factors did. Generally speaking, in a favorable environment for municipal securities, investors were comfortable assuming additional credit risk and purchasing lower-rated bonds in order to capture their higher yields. As a result, the portfolio’s underexposure to AAA-rated bonds proved helpful, while our increased weighting in bonds with lower investment grade ratings also added to results.

Nuveen Investments	7

What strategies were used to manage the Fund during the twelve-month period ended February 29, 2012?

The Fund invests primarily in investment-grade municipal bonds in an effort to provide interest income exempt from regular federal, California state and, in some cases, California local income taxes. Throughout the yearlong period, our management approach was opportunistic in nature — taking advantage of individual bond deals that we believed offered good value for shareholders at times when we had cash in the portfolio that required investment, coming primarily from new inflows into the Fund as well as the proceeds of bond calls.

In June 2011, two state bills amending the law that created RDAs were approved as part of cost-saving measures to close gaps in the California state budget. Assembly Bill (AB) 26 provided for the dissolution of all RDAs, while AB 27 would allow municipalities to keep their RDAs by committing to substantial community payments to the state. A lawsuit challenging the constitutionality of both bills was filed by an RDA lobbying group in July 2011. In late December 2011, the California Supreme Court ruled that AB 26 was constitutional and ordered the dissolution of all 400 RDAs in the state by February 1, 2012, creating successor agencies and oversight boards to manage obligations (e.g., contracts, bonds, leases) that were in place prior to the dissolution and take title to the RDAs’ housing and other assets. However, the court struck down AB 27, concluding that the provisions that required community payments were not voluntary, and violated the state constitution. Excess supply, amid the lack of clarity about these bonds’ future, pushed down their prices and allowed us to purchase securities offering unusually high income at a comfortable level of risk, as determined by our extensive research into each issuer’s credit quality. Accordingly, we added many of these securities to the portfolio, initially in the primary municipal bond market and, later, in the secondary market, after they became less widely available in the primary market. As we mentioned, these securities began to appreciate in price over time and were significant drivers of the Fund’s performance during the period.

We saw opportunities in other areas of the market as well, though to a much lesser degree than with the redevelopment district bonds. For example, we purchased new health care issues of varying credit ratings for the portfolio, adding those securities we believed were attractively valued and presented good total return potential. Another bright spot was California general obligation bonds, where we took advantage of periodic price declines to add to our weighting in this state-issued debt — enabling us to reduce the Fund’s underweighting in this area as well as capture apparent value for the Fund. We also swapped some of the portfolio’s holdings in local general obligation debt for state general obligation bonds.

Similarly, we engaged in swaps among our holdings in tobacco-securitization bonds — an approach that allowed us to realize a tax loss that could be used to offset future gains and reduce the portfolio’s tax exposure down the road. Specifically, we exchanged our tobacco holdings for other credits with similar yields but structures that provided the Fund with potential risk protection characteristics.

8	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the fund could lose more than its original investment and also increases the fund’s exposure to volatility and interest rate risk.

Dividend Information

All of the Fund’s share classes saw increases to their monthly dividend in May 2011, while its Class B and C Shares experienced a dividend decrease in February 2012. The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 2012, the Fund had a positive UNII balance for both tax purposes and financial reporting purposes.

Nuveen Investments	9

Fund Performance and Expense Ratios

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

10	Nuveen Investments

Nuveen California Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 29, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	16.79%	4.72%	4.95%
Class A Shares at maximum Offering Price	11.94%	3.83%	4.50%
Standard & Poor’s (S&P) California Municipal Bond Index*	14.84%	5.17%	5.38%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper California Municipal Debt Funds Classification Average*	16.11%	4.19%	4.53%

Class B Shares w/o CDSC	15.85%	3.94%	4.34%
Class B Shares w/CDSC	11.85%	3.76%	4.34%
Class C Shares	16.10%	4.15%	4.37%
Class I Shares	16.91%	4.92%	5.15%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	17.00%	4.69%	5.05%
Class A Shares at maximum Offering Price	12.09%	3.79%	4.60%
Class B Shares w/o CDSC	16.17%	3.92%	4.42%
Class B Shares w/CDSC	12.17%	3.75%	4.42%
Class C Shares	16.42%	4.14%	4.49%
Class I Shares	17.23%	4.91%	5.26%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

*	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Growth of an Assumed $10,000 Investment as of February 29, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

12	Nuveen Investments

Yields as of February 29, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen California Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.25%	3.46%	5.30%
Class B Shares	3.71%	2.85%	4.36%
Class C Shares	3.89%	3.09%	4.73%
Class I Shares	4.62%	3.81%	5.83%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	13

Holding Summaries as of February 29, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen California Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	33.5%
Health Care	18.1%
Tax Obligation/General	17.1%
Utilities	5.5%
Water and Sewer	5.3%
Consumer Staples	4.3%
Education and Civic Organizations	4.3%
Other	11.9%

1	As a percentage of total investments as of February 29, 2012. Holdings are subject to change.

14	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen California Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/12)	$1,083.20	$1,078.40	$1,079.50	$1,083.20	$1,020.74	$1,017.01	$1,018.05	$1,021.73
Expenses Incurred During Period	$4.30	$8.16	$7.08	$3.26	$4.17	$7.92	$6.87	$3.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.37% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Municipal Bond Fund (a series of the Nuveen Multistate Trust II, hereinafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 26, 2012

16	Nuveen Investments

Portfolio of Investments

Nuveen California Municipal Bond Fund

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.2%

$3,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa1	$3,454,465

425	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	409,823

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,635	5.750%, 6/01/47	6/17 at 100.00	B–	4,328,413
9,005	5.125%, 6/01/47	6/17 at 100.00	B–	6,234,342
18,565	Total Consumer Staples			14,427,043
	Education and Civic Organizations – 4.2%

105	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	112,920

2,960	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	Baa3	2,590,355

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	1,001,760
1,500	7.000%, 10/01/39	10/18 at 100.00	N/R	1,503,780

1,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.125%, 6/01/30	6/20 at 100.00	Baa2	1,649,040

1,000	California State Public Works Board, Lease Revenue Bonds, University of California Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A2	1,163,650

1,000	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aa2	1,049,660

1,600	California Statewide Communitities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	1,693,024

1,500	California Statewide Community Development Authority, Certificates of Participation, San Diego Space and Science Foundation, Series 1996, 7.500%, 12/01/26	6/12 at 100.00	N/R	1,500,525

2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	2,009,540
14,165	Total Education and Civic Organizations			14,274,254
	Health Care – 17.7%

3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	3,428,070

1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,175,620

3,500	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	A2	3,709,685

2,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	2,315,000

2,000	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	BBB	2,030,820

1,500	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33	6/21 at 100.00	A+	1,743,300

Nuveen Investments	17

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$440	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	$446,675

2,960	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	2,721,010

7,740	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 6.000%, 10/01/23	4/13 at 100.00	AA–	8,145,421

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	1,002,960

3,670	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB	3,752,355

1,615	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,733,573

3,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007B, 1.093%, 4/01/36	4/17 at 100.00	A+	1,890,600

2,250	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,695,793

4,540	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,875,007

2,065	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	2,352,572

2,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/35	1/21 at 100.00	A	2,110,520

1,580	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB+	1,611,632

3,625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	3,728,204

4,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	4,802,355

1,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	N/R	1,012,220

3,000	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	3,411,090
57,985	Total Health Care			60,694,482
	Housing/Multifamily – 1.3%

1,295	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,338,305

430	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012A, 5.500%, 8/15/47 (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	425,700

1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012B, 7.250%, 8/15/47 (WI/DD, Settling 3/13/12)	8/22 at 100.00	N/R	1,000,000

1,815	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/12 at 100.00	N/R	1,815,363
4,540	Total Housing/Multifamily			4,579,368
	Housing/Single Family – 1.0%

3,000	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	3,038,370

190	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	190,129
3,190	Total Housing/Single Family			3,228,499

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 3.1%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
$1,850	5.400%, 8/15/24	8/14 at 100.00	A–	$1,907,739
2,130	5.600%, 8/15/34	8/14 at 100.00	A–	2,172,579

3,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Insitute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A–	3,133,890

1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,144,550

2,000	California Municipal Finance Authority, Senior Living Revenue Bonds, Pilgrim Place at Claremont, Series 2009A, 6.125%, 5/15/39	5/19 at 100.00	A–	2,199,380
9,980	Total Long-Term Care			10,558,138
	Tax Obligation/General – 16.7%

4,500	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/26	4/18 at 100.00	A1	5,080,140

	California State, General Obligation Bonds, Various Purpose Series 2009:
5,000	5.500%, 11/01/34	11/19 at 100.00	A1	5,651,350
4,060	6.000%, 11/01/39	11/19 at 100.00	A1	4,744,963

	California State, General Obligation Bonds, Various Purpose Series 2010:
5,000	5.250%, 3/01/30	3/20 at 100.00	A1	5,611,900
10,000	5.500%, 3/01/40	3/20 at 100.00	A1	11,102,000
2,000	5.250%, 11/01/40	11/20 at 100.00	A1	2,182,340

	California State, General Obligation Bonds, Various Purpose Series 2011:
5,000	5.250%, 9/01/25	No Opt. Call	A1	5,955,400
1,000	5.250%, 10/01/27	10/21 at 100.00	A1	1,168,550
3,000	5.250%, 10/01/32	10/21 at 100.00	A1	3,402,210

	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2004A:
1,000	5.500%, 7/01/22 – FGIC Insured	7/14 at 100.00	A	1,104,130
1,500	5.500%, 7/01/24 – FGIC Insured	7/14 at 100.00	A	1,656,195

2,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2003A, 5.000%, 9/01/26 – FGIC Insured	9/13 at 100.00	A+	2,102,440

275	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	303,991

5,500	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	6,029,870

3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	1,169,420
53,335	Total Tax Obligation/General			57,264,899
	Tax Obligation/Limited – 32.7%

3,000	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	A–	2,952,060

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17B, Series 2011A, 6.125%, 9/01/31	No Opt. Call	N/R	1,032,340

	Brea Public Finance Authority, California, Revenue Bonds, Series 2008A:
2,105	7.000%, 9/01/23	9/16 at 102.00	BBB+	2,301,312
2,000	7.125%, 9/01/26	9/16 at 102.00	BBB+	2,167,820

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,135,590

2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,350,000

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	3,437,400

Nuveen Investments	19

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$350	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	$359,268

	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds:
470	6.500%, 8/01/24	8/21 at 100.00	A–	544,378
1,705	7.000%, 8/01/32	8/21 at 100.00	A–	2,004,245

1,060	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,250,291

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	Baa3	1,590,010

1,660	Highland, California, Special Tax Bonds, Communitiy Facilities District 01-1, Refunding, Series 2011, 5.500%, 9/01/28	9/21 at 100.00	BBB	1,768,066

865	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	855,078

740	Irvine, California, Unified School District, Community Facilities District 06-1 Special Tax Bonds, Series 2010, 6.700%, 9/01/35	9/20 at 100.00	N/R	823,583

	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
170	5.000%, 9/01/26	9/16 at 100.00	N/R	173,084
395	5.125%, 9/01/36	9/16 at 100.00	N/R	395,549

	Jurupa Community Services District, California, Community Facilities District 25 Earstvale Area Special Tax Bonds, Series 2008A:
1,000	8.375%, 9/01/28	9/18 at 100.00	N/R	1,145,760
3,205	8.875%, 9/01/38	9/18 at 100.00	N/R	3,673,026

1,300	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2010A, 6.250%, 9/01/40	9/12 at 103.00	N/R	1,313,806

2,500	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas, Subordinate Lien Series 2003B, 5.000%, 8/01/34 – FGIC Insured	8/13 at 100.00	BBB+	2,274,050

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Area Sheriff’s Facilities Projects, Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,902,538

1,120	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Fire Protection Facilities Project, Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,143,251

630	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	637,560

2,500	Los Angeles County Schools, California, Certificates of Participation, Pooled Financing Program, Regionalized Business Services Corporation, Series 2003A, 5.000%, 9/01/22 – AGM Insured	9/13 at 100.00	AA–	2,659,625

985	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	9/12 at 103.00	N/R	1,020,046

	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2004:
805	5.550%, 9/01/29	9/14 at 100.00	N/R	813,678
1,250	5.650%, 9/01/34	9/14 at 100.00	N/R	1,258,738

7,100	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A–	6,954,587

170	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	192,979

2,500	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	No Opt. Call	BB	2,554,300

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
$165	6.000%, 9/01/33	No Opt. Call	N/R	$170,288
365	6.125%, 9/01/41	No Opt. Call	N/R	376,534

1,425	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB	1,478,409

1,600	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AS, 5.000%, 2/01/31 – AMBAC Insured	2/17 at 100.00	A	1,616,960

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – NPFG Insured	6/17 at 100.00	A	1,157,625

1,645	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	9/12 at 100.00	N/R	1,657,732

560	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	604,212

305	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	301,056

2,345	Richmond Redevelopment Agency, California, Harbour Project Tax Allocation Bonds, Series 1998A Refunding, 5.500%, 7/01/18 – NPFG Insured	4/12 at 100.00	AA–	2,353,536

100	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	110,748

2,950	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.250%, 10/01/30	10/20 at 100.00	A–	3,234,970

380	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	388,060

1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A1	1,161,300

500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A1	578,115

2,000	San Francisco City and County, California, Certificates of Participation, Refunding Series 2010A, 5.000%, 10/01/30	No Opt. Call	AA–	2,172,120

685	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	772,981

	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
80	7.000%, 8/01/33	2/21 at 100.00	BBB	91,090
105	7.000%, 8/01/41	2/21 at 100.00	BBB	118,190

2,500	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	2,559,925

1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/26 – NPFG Insured	8/17 at 100.00	BBB	994,880

6,245	San Marcos Redevelopment Agency, California, Tax Allocation Bonds, Affordable Housing Project, Series 1997A, 6.000%, 10/01/27 (Alternative Minimum Tax)	4/12 at 100.00	AA–	6,255,429

2,140	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A	2,470,994

1,500	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 6.500%, 8/01/26	2/21 at 100.00	A	1,717,920

Nuveen Investments	21

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$3,425	Shafter Joint Powers Financing Authority, California, Lease Revenue Bonds, Community Correctional Facility Acquisition Project, Series 1997A, 6.050%, 1/01/17	7/12 at 100.00	A3		$3,435,618

135	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R		143,759

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A		589,175

6,700	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	N/R		6,340,612

2,500	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.250%, 4/01/27 – AGC Insured	4/18 at 100.00	AA–		2,794,325

1,225	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.000%, 9/01/25	3/21 at 100.00	BBB+		1,375,406

2,000	Tustin, California, Community Facilities District 2007-1, Legacy-Retail Center Special Tax Bonds, 6.000%, 9/01/37	9/17 at 100.00	N/R		2,046,000

1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A		1,139,687

	Vista Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, California, Vista Redevelopment Project, Series 2011:
4,045	6.000%, 9/01/33	9/21 at 100.00	A–		4,423,288
4,210	6.125%, 9/01/37	9/21 at 100.00	A–		4,556,567

240	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–		267,646
107,300	Total Tax Obligation/Limited				112,139,175
	Transportation – 2.4%

2,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/28	1/14 at 101.00	BBB–		2,800,243

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R		267,510
215	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R		188,518

415	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 1999, Issue 23A, 5.000%, 5/01/30 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		415,315

4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2002, Issue 32G, 5.000%, 5/01/24 – FGIC Insured	5/16 at 100.00	A+		4,507,880
7,665	Total Transportation				8,179,466
	U.S. Guaranteed – 4.0% (4)

1,800	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (Pre-refunded 3/06/12)	3/12 at 100.00	N/R	(4)	1,801,854

2,500	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R	(4)	2,791,100

3,130	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		3,322,620

1,495	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+	(4)	1,816,126

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2008, 6.500%, 5/01/19 (Pre-refunded 5/01/12) (Alternative Minimum Tax)	5/12 at 100.00	A+	(4)	2,019,360

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,505	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA–	(4)	$1,853,558
12,430	Total U.S. Guaranteed				13,604,618
	Utilities – 5.3%

2,445	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)	6/12 at 100.00	N/R		2,307,249

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–		529,530

	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B:
4,535	0.000%, 9/01/23	9/16 at 64.56	A		2,348,631
27,110	0.000%, 9/01/33	9/16 at 32.62	A		6,867,505
12,000	0.000%, 9/01/38	9/16 at 23.21	A		2,146,800

615	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R		611,624

3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/12 at 100.00	Ba1		3,469,584
50,675	Total Utilities				18,280,923
	Water and Sewer – 5.2%

2,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38	7/18 at 100.00	AA		2,239,860

2,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–		2,117,220

1,680	Castaic Lake Water Agency, California, Certificates of Participation, Series 2004A, 5.000%, 8/01/20 – AMBAC Insured	8/14 at 100.00	AA		1,839,130

1,250	Cucamonga Valley Water District, California, Certificates of Participation, Series 2006, 5.000%, 9/01/36 – NPFG Insured	9/16 at 100.00	AA–		1,311,313

3,745	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2009A, 5.750%, 6/01/26	6/19 at 100.00	AA		4,531,600

1,770	Pomona Public Finance Authority, California, Revenue Bonds, Water Facilities Project, Series 2007AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	A+		1,881,439

2,780	West Basin Municipal Water District, California, Revenue Bonds, Tender Option Bonds Trust 1035, 17.751%, 8/01/36 (IF) (6)	8/21 at 100.00	Aa2		3,972,175
15,225	Total Water and Sewer				17,892,737
$355,055	Total Investments (cost $315,304,963) – 97.8%				335,123,602
	Other Assets Less Liabilities – 2.2%				7,525,418
	Net Assets – 100%				$342,649,020

Nuveen Investments	23

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 29, 2012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring included the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Assets and Liabilities

February 29, 2012

Assets
Investments, at value (cost $315,304,963)	$335,123,602
Cash	3,094,816
Receivables:
Interest	5,280,256
Investments sold	719,100
Shares sold	1,102,827
Other assets	24,661
Total assets	345,345,262
Liabilities
Payables:
Dividends	540,541
Investments purchased	1,425,700
Shares redeemed	359,267
Accrued expense:
Management fees	171,714
12b-1 distribution and service fees	46,591
Other	152,429
Total liabilities	2,696,242
Net assets	$342,649,020
Class A Shares
Net assets	$142,844,161
Shares outstanding	13,557,015
Net asset value per share	$10.54
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.00
Class B Shares
Net assets	$1,301,921
Shares outstanding	123,725
Net asset value and offering price per share	$10.52
Class C Shares
Net assets	$40,317,161
Shares outstanding	3,839,018
Net asset value and offering price per share	$10.50
Class I Shares
Net assets	$158,185,777
Shares outstanding	15,032,413
Net asset value and offering price per share	$10.52
Net assets consist of:
Capital paid-in	$330,784,159
Undistributed (Over-distribution of ) net investment income	1,588,382
Accumulated net realized gain (loss)	(9,542,160)
Net unrealized appreciation (depreciation)	19,818,639
Net assets	$342,649,020
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Operations

Year Ended February 29, 2012

Investment Income	$17,388,495
Expenses
Management fees	1,594,214
12b-1 service fees – Class A	267,797
12b-1 distribution and service fees – Class B	13,595
12b-1 distribution and service fees – Class C	239,782
Shareholders’ servicing agent fees and expenses	134,974
Custodian’s fees and expenses	54,506
Trustees’ fee and expenses	9,240
Professional fees	66,734
Shareholders’ reports – printing and mailing expenses	54,116
Federal and state registration fees	1,785
Other expenses	7,493
Total expenses before custodian fee credit	2,444,236
Custodian fee credit	(1,042)
Net expenses	2,443,194
Net investment income (loss)	14,945,301
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(585,707)
Change in net unrealized appreciation (depreciation) of investments	33,614,974
Net realized and unrealized gain (loss)	33,029,267
Net increase (decrease) in net assets from operations	$47,974,568

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 2/29/12	Year Ended 2/28/11
Operations
Net investment income (loss)	$14,945,301	$14,487,219
Net realized gain (loss) from investments	(585,707)	673,815
Change in net unrealized appreciation (depreciation) of investments	33,614,974	(11,914,496)
Net increase (decrease) in net assets from operations	47,974,568	3,246,538
Distributions to Shareholders
From net investment income:
Class A	(6,333,633)	(5,943,619)
Class B	(57,279)	(98,949)
Class C	(1,337,867)	(1,111,252)
Class I	(6,916,880)	(6,760,241)
Decrease in net assets from distributions to shareholders	(14,645,659)	(13,914,061)
Fund Share Transactions
Proceeds from sale of shares	56,746,893	75,312,274
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,638,135	7,310,079
	64,385,028	82,622,353
Cost of shares redeemed	(52,219,474)	(77,261,765)
Net increase (decrease) in net assets from Fund share transactions	12,165,554	5,360,588
Net increase (decrease) in net assets	45,494,463	(5,306,935)
Net assets at the beginning of period	297,154,557	302,461,492
Net assets at the end of period	$342,649,020	$297,154,557
Undistributed (Over-distribution of) net investment income at the end of period	$1,588,382	$1,308,491

See accompanying notes to financial statements.

Nuveen Investments	27

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2012	$9.46	$.48	$1.07	$1.55	$(.47)	$—	$(.47)	$10.54	16.79%
2011	9.80	.47	(.36)	.11	(.45)	—	(.45)	9.46	1.05
2010	8.96	.46	.82	1.28	(.44)	—	(.44)	9.80	14.56
2009	9.50	.44	(.55)	(.11)	(.43)	—	(.43)	8.96	(1.25)
2008	10.50	.43	(1.00)	(.57)	(.43)	—	(.43)	9.50	(5.65)
Class B (3/97)
2012	9.45	.40	1.07	1.47	(.40)	—	(.40)	10.52	15.85
2011	9.80	.39	(.36)	.03	(.38)	—	(.38)	9.45	.19
2010	8.96	.39	.82	1.21	(.37)	—	(.37)	9.80	13.75
2009	9.50	.37	(.55)	(.18)	(.36)	—	(.36)	8.96	(1.99)
2008	10.49	.36	(1.00)	(.64)	(.35)	—	(.35)	9.50	(6.28)
Class C (9/94)
2012	9.43	.42	1.07	1.49	(.42)	—	(.42)	10.50	16.10
2011	9.78	.41	(.36)	.05	(.40)	—	(.40)	9.43	.39
2010	8.94	.41	.82	1.23	(.39)	—	(.39)	9.78	14.00
2009	9.48	.39	(.55)	(.16)	(.38)	—	(.38)	8.94	(1.80)
2008	10.47	.38	(1.00)	(.62)	(.37)	—	(.37)	9.48	(6.07)
Class I (7/86)(f)
2012	9.45	.50	1.06	1.56	(.49)	—	(.49)	10.52	16.91
2011	9.79	.49	(.36)	.13	(.47)	—	(.47)	9.45	1.23
2010	8.95	.48	.82	1.30	(.46)	—	(.46)	9.79	14.80
2009	9.49	.46	(.55)	(.09)	(.45)	—	(.45)	8.95	(1.02)
2008	10.49	.45	(1.00)	(.55)	(.45)	—	(.45)	9.49	(5.43)

28	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$142,844	.82%	.82%	4.82%	20%
136,513	.81	.81	4.77	18
128,672	.86	.85	4.86	14
106,117	.90	.85	4.66	40
107,241	.97	.82	4.23	50

1,302	1.57	1.57	4.09	20
1,960	1.56	1.56	4.00	18
3,276	1.61	1.60	4.13	14
4,337	1.65	1.60	3.87	40
7,175	1.72	1.57	3.46	50

40,317	1.37	1.37	4.25	20
26,338	1.36	1.36	4.21	18
25,552	1.41	1.40	4.31	14
20,484	1.45	1.40	4.10	40
25,306	1.52	1.37	3.68	50

158,186	.62	.62	5.02	20
132,344	.61	.61	4.96	18
144,962	.66	.65	5.07	14
151,650	.70	.65	4.87	40
164,365	.77	.62	4.43	50
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the periods presented herein.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California Municipal Bond Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of predecessor trusts or corporations prior to that date.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Securities, LLC (the “Distributor”).

The investment objective of the Fund is to provide as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen, to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganization

The Fund’s Board of Trustees approved the reorganizations of Nuveen California Municipal Bond Fund 2 and Nuveen California Tax Free Fund (the “Acquired Funds”) into the Fund, which was approved by the Acquired Funds shareholders at a special meeting held on March 30, 2012. After the close of business on April 13, 2012, the Acquired Funds transferred all of their assets and liabilities to the Fund in exchange for the Fund’s shares of equal value. The Fund’s shares were distributed to shareholders of the Acquired Funds and the Acquired Funds were terminated. As a result of the reorganizations, shareholders of the Acquired Funds became shareholders of the Fund. Shareholders of the Acquired Funds received the Funds shares with a total value equal to the total value of the Acquired Funds’ shares immediately prior to the closing of the reorganization.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

30	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $1,425,700.

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The

Nuveen Investments	31

Notes to Financial Statements (continued)

inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 29, 2012, the Fund invested in externally-deposited inverse floaters.

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 29, 2012, the Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

Maximum exposure to Recourse Trusts	$8,340,000

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options, swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 29, 2012.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

32	Nuveen Investments

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$335,123,602	$ —	$335,123,602

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3 Municipal Bonds
Balance at the beginning of period	$1,799,325
Gains (losses):
Net realized gains (losses)	171
Net change in unrealized appreciation (depreciation)	450,944
Purchases at cost	—
Sales at proceeds	(450,000)
Net discounts (premiums)	1,414
Transfers in to	—
Transfers out of	(1,801,854)
Balance at the end of period	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of February 29, 2012	$—

During the fiscal year ended February 29, 2012, the Fund recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended February 29, 2012.

Nuveen Investments	33

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,900,030	$19,128,914	5,970,886	$57,108,652
Class A – automatic conversion of Class B Shares	12,960	128,935	49,193	488,102
Class B	477	4,726	4,155	40,974
Class C	1,390,108	13,886,600	738,009	7,306,756
Class I	2,344,517	23,597,718	1,055,240	10,367,790
Shares issued to shareholders due to reinvestment of distributions:
Class A	208,274	2,080,140	207,829	2,042,441
Class B	2,838	28,005	6,005	59,110
Class C	70,514	702,701	55,508	543,392
Class I	485,311	4,827,289	475,489	4,665,136
	6,415,029	64,385,028	8,562,314	82,622,353
Shares redeemed:
Class A	(2,995,016)	(29,413,959)	(4,920,663)	(47,269,994)
Class B	(74,026)	(714,440)	(87,922)	(874,096)
Class B – automatic conversion to Class A Shares	(12,974)	(128,935)	(49,242)	(488,102)
Class C	(414,551)	(4,111,493)	(614,502)	(5,961,491)
Class I	(1,806,967)	(17,850,647)	(2,328,425)	(22,668,082)
	(5,303,534)	(52,219,474)	(8,000,754)	(77,261,765)
Net increase (decrease)	1,111,495	$12,165,554	561,560	$5,360,588

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 29, 2012, aggregated $72,163,703 and $61,007,803, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At February 29, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$315,116,058
Gross unrealized:
Appreciation	$22,631,895
Depreciation	(2,624,351)
Net unrealized appreciation (depreciation) of investments	$20,007,544

Permanent differences, primarily due to federal taxes paid, expiration of capital loss carryforwards and taxable market discount, resulted in reclassifications among the Fund’s components of net assets at February 29, 2012, the Fund’s tax year end, as follows:

Capital paid-in	$(4,991,231)
Undistributed (Over-distribution of) net investment income	(19,751)
Accumulated net realized gain (loss)	5,010,982

34	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2012, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income*	$2,548,898
Undistributed net ordinary income**	93,336
Undistributed net long-term capital gains	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2012, through February 29, 2012, and paid on March 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended February 29, 2012 and February 28, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net tax-exempt income***	$14,433,657
Distributions from net ordinary income**	149,695
Distributions from net long-term capital gains	—

2011
Distributions from net tax-exempt income	$13,898,835
Distributions from net ordinary income**	—
Distributions from net long-term capital gains	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Fund hereby designates this amount paid during the fiscal year ended February 29, 2012, as Exempt Interest Dividends.

At February 29, 2012, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
February 28, 2013	$84,061
February 28, 2017	3,965,451
February 28, 2018	4,898,247
Total	$8,947,759

At February 29, 2012, the Fund’s tax year end, $5,007,429 of its capital loss carryforward expired.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Post-enactment losses:
Short-term Long-term	$	— 594,405

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	35

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For net assets over $2 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2012, the complex-level fee rate for the Fund was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 29, 2012, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$238,943
Paid to financial intermediaries (Unaudited)	212,263

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$170,266

36	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$69,702

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2012, as follows:

CDSC retained (Unaudited)	$12,175

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	37

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	235
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	235
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	235
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	235
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	235
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	235
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235

38	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	235
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	235

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	235
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	235
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	235

Nuveen Investments	39

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	235
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	235
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	235
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	235
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	235

40	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	235
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	235
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	41

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Fund were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and

42	Nuveen Investments

mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed the Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Fund had demonstrated satisfactory performance in comparison to peers, performing in the second or third quartile over various periods.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and

Nuveen Investments	43

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members noted that the Fund had net management fees that were slightly higher than the peer average, but a net expense ratio that was in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund

44	Nuveen Investments

complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	45

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage: Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floaters: Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification Average. The Lipper California Municipal Debt Funds Classification Average contained 99, 82 and 76 funds for the 1-year, 5-year and 10-year periods, respectively, ended February 29, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) California Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

46	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	47

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-CA-0212P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 29, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen California High Yield Municipal Bond Fund	NCHAX	—	NCHCX	NCHRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the US and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the Continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the US, strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control act of 2011, both scheduled to take place at year-end loom closer with little progress being made to deal with them.

During the last year investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio manager John Miller examines key investment strategies and the Fund’s performance during the twelve months ending February 29, 2012. John Miller, who has 19 years of investment experience, has managed the Nuveen California High Yield Municipal Bond Fund since its inception in 2006.

What factors affected the U.S. economy, the national municipal bond market and the California municipal bond market during the twelve-month reporting period ending February 29, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its March 2012 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.0%, the best growth number since the end of second quarter 2010 and the tenth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 2.9% year-over-year as of February 2012, while the core CPI (which excludes food and energy) increased 2.2% during the same period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.3% in February 2012, the lowest level in three years, down from 9.0% in February 2011. The housing market continued to be the major weak spot in the economy. For the twelve months ended January 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 3.8%, as housing prices hit their lowest levels since early 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Nuveen Investments	5

Municipal bond prices generally rallied over this period. Historically light issuance of new tax-exempt bonds served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities. The depressed level of municipal bond issuance was due in part to the continued impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. This reduced the need for many borrowers to come to market with new issues during this period. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity.

Over the twelve months ended February 29, 2012, municipal bond issuance nationwide totaled $307.4 billion, a decrease of 24% compared with issuance during the twelve-month period ended February 28, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

California’s economy is the largest among the 50 states and the ninth largest in the world on a stand-alone basis, according to the International Monetary Fund. The state continued to be burdened by serious budget problems, with persistent deficits and high spending outweighing its revenues. The $120.1 billion 2011 Budget Act remained structurally unbalanced, relying on additional revenue assumptions and, if not met, the execution of “trigger” cuts in expenditures. Those revenue assumptions did not come to fruition, and the state implemented close to $1 billion of trigger cuts effective January 1, 2012, mainly affecting state universities, community colleges and human services. The governor’s fiscal 2013 budget proposal closes an estimated $9.2 billion gap and assumes additional revenues generated from a voter-approved, temporary five-year tax increase or, if rejected, the execution of another round of trigger cuts. The governor’s $137.3 billion budget also calls for expenditure reductions largely to welfare and childcare for the poor.

California’s economy is gaining momentum through rebounding job growth, leading to an improvement in the state’s unemployment rate, which measured 10.9% in February 2012, its lowest level since April 2009, down from 12% in February 2011. Although this figure is second highest in the nation and well above the national average of 8.3% for the same month, it represents an improvement over the prior December’s rate of 12.1%. The state’s monthly revenues for February 2012 trailed the governor’s proposed fiscal 2013 budget projections by 3.2%, which the state controller attributed to a large increase in early tax refunds going out in February. At the end of the reporting period, California maintained credit ratings of A1, A- and A- from rating agencies Moody’s Investors Service, S&P and Fitch, respectively. The supply of new tax-exempt bond issuance in California totaled more than $38.5 billion, a decrease of 33% from the previous twelve months.

6	Nuveen Investments

How did the Fund perform during the twelve-month period ended February 29, 2012?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide total return performance information for the one-year, five-year and since inception periods ending February 29, 2012. During the twelve-month period, in a very favorable environment for tax-exempt bond investing, the Nuveen California High Yield Municipal Bond Fund significantly outpaced all of the benchmarks against which we regularly compare the Fund’s results, the California municipal bond market, as measured by the S&P California Municipal Bond Index; the national high-yield municipal bond market, as measured by the S&P High Yield Municipal Bond Index; the national municipal bond market, as measured by the S&P National Municipal Bond Index; and the Fund’s peer group average, as measured by the Lipper California Municipal Debt Funds Classification Average.

The period discussed in this report coincided with an unusually strong time span for the municipal bond market, with bond yields peaking at the start of the period in February 2011. The past year was one of steadily dropping yields, while bond prices rose accordingly (a bond’s yield and price move in opposite directions). Amid an environment of falling interest rates, longer-dated bonds saw their rates decline to a greater extent than shorter-dated securities, and this backdrop proved helpful for the Fund, whose duration was relatively long compared to the rest of the California municipal bond market, as measured by the S&P California Municipal Bond Index. Duration measures an investment’s sensitivity to changes in interest rates, and having a longer duration (and therefore more sensitivity) to the decline in interest rates proved to be a very positive factor for the Fund’s performance during the twelve-month period.

Further adding to results was the Fund’s emphasis on lower-rated bonds paying higher coupon rates. As managers of a high-yield municipal bond fund, we normally favor these types of securities, which provide attractive levels of income. With many lower-rated bonds maintaining relatively stable prices for much of the period, the Fund benefited from a large allocation to these bonds with higher income streams. For example, we added a number of redevelopment district authority bonds, especially in the first half of the period, when these bonds were paying unusually high levels of income relative to their level of credit risk, in our opinion. Having these securities in the portfolio proved extremely helpful. In fact, this was true of the vast majority of the credits in the portfolio, which generated consistently solid financial performance, met their income payment obligations and performed as our in-depth credit research predicted.

One investment that did not add value to the portfolio during the reporting period included a position in Borrego Water District bonds for Borrego Springs, California. The issuer of these bonds began the reporting period in financial distress and finished it somewhat more so. We continued to own these securities, however, because we believed their further downside risk was limited. Another holding that detracted from performance included derivative securities in the form of forward interest rate swaps as a partial hedge against interest rate risk, which we believed was prudent given the portfolio’s relatively long duration. In fact, these swaps (hedges) performed as we expected, moving in the opposite direction of the bonds in the portfolio. Given the strong performance of the tax-exempt bond market as a whole during the twelve-month period, these swaps lost value and tempered the Fund’s otherwise very favorable results. We still held these positions at the end of the reporting period.

Nuveen Investments	7

What strategies were used to manage the Fund during the twelve-month period ended February 29, 2012?

The Fund’s investment objective is to provide high current income exempt from regular federal, California state and, in some cases, California local income taxes. The Fund seeks to purchase below investment grade or medium to lower rated, high-yielding municipal bonds that offer attractive value in terms of current yields, prices, credit quality, liquidity or future prospects.

Throughout the year long period, our management approach was opportunistic in nature — taking advantage of individual bond transactions that we believed offered unusually favorable return potential relative to the bond’s risk. The municipal market environment was such that we identified an exceptionally wide assortment of bonds priced far lower than we believed was warranted, given that we thought that the issuers’ underlying credit quality was quite sound. By the second half of the period, we faced increasing competition from other buyers for these worthwhile investment opportunities, and therefore we conducted even more thorough research to ensure that we were investing in the right bonds at the right prices to accomplish our management objectives.

In June 2011, two state bills amending the law that created RDAs were approved as part of cost-saving measures to close gaps in the California state budget. Assembly Bill (AB) 26 provided for the dissolution of all RDAs, while AB 27 would allow municipalities to keep their RDAs by committing to substantial community payments to the state. A lawsuit challenging the constitutionality of both bills was filed by an RDA lobbying group in July 2011. In late December 2011, the California Supreme Court ruled that AB 26 was constitutional and ordered the dissolution of all 400 RDAs in the state by February 1, 2012, creating successor agencies and oversight boards to manage obligations (e.g., contracts, bonds, leases) that were in place prior to the dissolution and take title to the RDAs’ housing and other assets. However, the court struck down AB 27, concluding that the provisions that required community payments were not voluntary, and violated the state constitution. Excess supply, amid the lack of clarity about these bonds’ future, pushed down their prices and allowed us to purchase securities offering unusually high income at a comfortable level of risk, as determined by our extensive research into each issuer’s credit quality. Accordingly, we took advantage of many opportunities to add these securities to the portfolio, initially in the primary municipal bond market and, later, in the secondary market, after they became less widely available in the primary market. Over time, however, as the market became more comfortable in the credit quality of these redevelopment district bonds, they began to appreciate in price which, in conjunction with their high level of income, further added to the Fund’s total return.

A second theme to our purchases during the period was a focus on community facilities district bonds. Similar to redevelopment district bonds, these credits are also backed by property taxes. They tend to be concentrated in geographic areas that are in the process of being fully developed and represent a large percentage of bond issuance in California as well as Florida. Although both states have issued these types of bond deals, Florida’s issuance featured a higher degree of speculatively structured bonds, and consequently the state has seen significant default activity on the part of the bonds’ issuers. In our view, these problems have put a taint on the entire community development bond sector, even

8	Nuveen Investments

though we found community facilities district bonds as a whole to be significantly more creditworthy in California, due in part to stricter regulations governing the issuance of the bonds in this state. (The Borrego Water District bonds mentioned earlier was one notable exception of a California issuer that encountered financial difficulty.) However, the market’s general concern about bonds in this sector led to a variety of these securities being favorably priced relative to what our research determined was their reasonable level of credit risk, and we selectively added a number of bonds in this area.

Other purchases targeted individual bond deals that we believed offered good value for shareholders at times when we had cash in the portfolio that required investment, coming primarily from new inflows into the Fund as well as the proceeds of bond calls. In addition to the other purchases we mentioned, we added a handful of health care bonds, a small amount of tobacco securitization bonds, a charter school issue and a multifamily housing bond deal.

Impact of the Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of Nuveen California High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of substantial leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because the manager believes that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional volatility. For example, the value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of the underlying bond due to changes in market interest rates or the bond’s creditworthiness. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. As a consequence, although investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond at times of low short-term market interest rates, those investments would serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income on the underlying bond.

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to the performance of the Fund over this reporting period, largely because of the income differential between the higher rates earned on the Fund’s long-term bond investments and the lower rates paid on its leveraging instruments.

Nuveen Investments	9

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the fund’s exposure to volatility, interest rate risk and credit risk.

Dividend Information

All of the Fund’s share classes saw an increase to their monthly dividend in August 2011. The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 2012, the Fund had a positive UNII balance for both tax purposes and financial reporting purposes.

10	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever the Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen California High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 29, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	23.45%	1.97%	3.02%
Class A Shares at maximum Offering Price	18.30%	1.10%	2.28%
Standard & Poor’s (S&P) California Municipal Bond Index**	14.84%	5.17%	5.28%
Standard & Poor’s (S&P) High Yield Municipal Bond Index**	16.23%	2.98%	4.34%
Standard & Poor’s (S&P) National Municipal Bond Index**	12.87%	5.19%	5.28%
Lipper California Municipal Debt Funds Classification Average**	16.11%	4.19%	4.40%

Class C Shares	22.84%	1.44%	2.47%
Class I Shares	23.76%	2.17%	3.21%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	25.82%	2.33%	3.15%
Class A Shares at maximum Offering Price	20.50%	1.46%	2.41%
Class C Shares	25.06%	1.76%	2.57%
Class I Shares	26.14%	2.51%	3.34%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.90%
Class C Shares	1.45%
Class I Shares	0.70%

Effective Leverage Ratio as of February 29, 2012

Effective Leverage Ratio	17.25%

*	Since inception returns are from 3/28/06.
**	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 29, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Yields as of February 29, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen California High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	5.80%	5.47%	8.38%
Class C Shares	5.56%	5.13%	7.86%
Class I Shares	6.27%	5.87%	8.99%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries as of February 29, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen California High Yield Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	46.6%
Health Care	11.9%
Education and Civic Organizations	10.8%
Transportation	7.4%
Utilities	5.0%
Consumer Staples	4.8%
Other	13.5%

1	As a percentage of total investments (excluding investments in derivatives) as of February 29, 2012. Holdings are subject to change.

Nuveen Investments	15

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen California High Yield Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/12)	$1,110.60	$1,108.70	$1,112.90	$1,020.49	$1,017.75	$1,021.48
Expenses Incurred During Period	$4.62	$7.50	$3.57	$4.42	$7.17	$3.42

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.43% and .68% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen California High Yield Municipal Bond Fund (a series of the Nuveen Multistate Trust II, hereinafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 26, 2012

Nuveen Investments	17

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 1.4%

$275	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/12 at 100.00	N/R	$278,759

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	655,790

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (4), (5), (6)	12/17 at 100.00	N/R	475,030

500	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2008B, 6.500%, 3/01/28	3/18 at 100.00	N/R	492,775

260	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project Revenue Bonds, Series 2006B, 5.625%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	234,757
3,035	Total Consumer Discretionary			2,137,111
	Consumer Staples – 4.7%

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	N/R	734,390

50	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	36,012

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,750	5.000%, 6/01/33	6/17 at 100.00	B–	2,106,088
1,600	5.750%, 6/01/47	6/17 at 100.00	B–	1,229,008
1,000	5.125%, 6/01/47	6/17 at 100.00	B–	692,320

1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB–	698,230

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
550	5.000%, 6/01/37	6/14 at 100.00	BB+	419,914
2,000	5.125%, 6/01/46	6/14 at 100.00	B+	1,472,520
9,950	Total Consumer Staples			7,388,482
	Education and Civic Organizations – 10.5%

1,065	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	1,029,695

75	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	76,589

1,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 18.373%, 10/01/16 (IF)	No Opt. Call	Aa1	1,785,400

100	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/36	11/15 at 100.00	A2	103,017

	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006:
1,165	5.000%, 1/01/30	1/15 at 100.00	Baa3	1,059,754
500	5.000%, 1/01/36	1/15 at 100.00	Baa3	437,560

1,000	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	871,370

1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	10/18 at 100.00	N/R	1,338,364

1,500	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A, 5.875%, 10/01/34	4/18 at 100.00	Baa1	1,604,595

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,000	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	$1,049,780

750	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	793,605

815	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	857,893

500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	No Opt. Call	N/R	475,175

2,135	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	2,145,141

200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	184,730

395	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	316,245

100	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 5.000%, 10/01/28 – ACA Insured	10/14 at 100.00	BBB	100,465

200	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	180,952

600	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/12 at 100.00	N/R	498,498

100	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.375%, 6/01/36	6/16 at 100.00	N/R	98,053

65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BBB–	59,574

390	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	324,269

1,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	1,065,056
16,300	Total Education and Civic Organizations			16,455,780
	Health Care – 11.6%

50	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	50,353

1,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	1,022,560

1,500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,378,890

495	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008A, 5.500%, 7/01/30	7/17 at 100.00	A	536,659

	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
250	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	BBB	236,275
2,000	5.000%, 8/15/47	8/17 at 100.00	BBB+	1,850,820

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
750	5.250%, 7/01/30	7/15 at 100.00	BBB	752,220
515	5.250%, 7/01/35	7/15 at 100.00	BBB	506,796
495	5.000%, 7/01/39	7/15 at 100.00	BBB	465,830

715	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.320%, 11/15/32 (IF)	5/18 at 100.00	AA–	893,235

Nuveen Investments	19

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,285	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.380%, 11/15/48 (IF)	5/18 at 100.00	AA–	$1,605,325

1,000	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.382%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,224,080

1,490	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,697,497

1,060	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB+	1,081,221

500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	537,410

500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	514,235

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
1,000	8.000%, 12/01/26	12/21 at 100.00	BB	1,200,100
500	7.500%, 12/01/41	12/21 at 100.00	BB	563,780

2,000	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	1,942,640

60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/16 at 103.00	N/R	54,240
17,165	Total Health Care			18,114,166
	Housing/Multifamily – 4.2%

1,400	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,456,840

400	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	386,188

120	California Statewide Communities Development Authority, Multifamily Housing Revenue Subordinate Bonds Stanford Arms Seniors Apartments Series 2001-P2, Pass-Through Certificates of Beneficial Ownership, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	6/12 at 100.00	N/R	120,128

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	948,290

370	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	4/12 at 100.00	N/R	367,329

295	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012A, 5.500%, 8/15/47 (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	292,050

480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012B, 7.250%, 8/15/47 (WI/DD, Settling 3/13/12)	8/22 at 100.00	N/R	480,000

1,250	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007, 5.000%, 12/15/33	12/12 at 100.00	Baa1	1,111,500

495	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	4/12 at 100.00	N/R	467,265

728	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	689,110

485	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	292,993
7,023	Total Housing/Multifamily			6,611,693

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 0.6%

$500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	BBB	$453,950

600	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 7.909%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	BBB	474,936
1,100	Total Housing/Single Family			928,886
	Industrials – 0.3%

65	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	68,199

1,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	218,460

250	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coeur d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26 (4), (5), (6)	12/16 at 100.00	N/R	—

750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	105,030
2,065	Total Industrials			391,689
	Long-Term Care – 2.8%

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	Baa1	572,275
1,040	8.500%, 11/01/39	11/19 at 100.00	Baa1	1,202,011

1,000	California Statewide Community Development Authority, Revenue Bonds, Hollenbeck Palms, Magnolia Assisted Living, Series 2007A, 4.600%, 2/01/37 – RAAI Insured (Alternative Minimum Tax)	2/17 at 100.00	N/R	793,960

1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	756,430

50	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	47,377

1,000	San Diego County, California, Certificates of Participation, San Diego-Imperial Counties Developmental Services Foundation Project, Series 2002, 5.500%, 9/01/27	9/12 at 100.00	Baa1	1,003,800
4,590	Total Long-Term Care			4,375,853
	Tax Obligation/General – 1.4%

385	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	288,792

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	No Opt. Call	B+	1,088,540

500	Guam, General Obligation Bonds, Series 2007A, 5.250%, 11/15/37	11/17 at 100.00	B+	479,610

250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 16.828%, 8/01/37 – NPFG Insured (IF) (7)	8/17 at 100.00	A+	309,570
2,135	Total Tax Obligation/General			2,166,512
	Tax Obligation/Limited – 45.6%

1,000	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	834,240

725	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	N/R	661,360

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	No Opt. Call	N/R	1,008,270

Nuveen Investments	21

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8D & 17B, Series 2009B:
$225	8.875%, 9/01/34	9/12 at 103.00	N/R	$234,873
450	8.625%, 9/01/39	9/12 at 103.00	N/R	468,941

300	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.050%, 9/01/37	9/12 at 101.00	N/R	264,078

1,000	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (5)	8/17 at 102.00	N/R	320,030

1,000	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	1,050,000

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,479,552

1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,030,810

250	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	257,898

800	Chino, California, Community Facilities District 2009-1, Watson Commerce Center, Special Tax Bonds, Series 2010, 6.750%, 9/01/40	9/20 at 100.00	N/R	827,048

990	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (7)	12/21 at 100.00	A+	1,167,725

100	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/12 at 102.00	N/R	97,432

950	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	827,460

250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	228,783

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
80	5.000%, 9/01/18	9/17 at 100.00	N/R	74,924
10	5.000%, 9/01/20	9/17 at 100.00	N/R	8,893
50	5.125%, 9/01/22	No Opt. Call	N/R	42,874
1,000	5.200%, 9/01/27	9/15 at 102.00	N/R	781,250
1,225	5.250%, 9/01/37	9/15 at 102.00	N/R	859,840

500	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	511,410

500	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series 2007B, 5.200%, 9/01/32	9/17 at 100.00	N/R	481,095

1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/14 at 102.00	N/R	882,970

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
500	17.031%, 6/01/29 – AMBAC Insured (IF) (7)	6/12 at 100.00	A2	503,240
750	17.031%, 6/01/45 (IF) (7)	6/15 at 100.00	A2	760,050
1,000	17.010%, 6/01/45 (IF) (7)	6/15 at 100.00	A2	1,013,380

1,000	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, Three Sixty Degrees @ South Bay, Series 2006, 5.000%, 9/01/36	9/16 at 102.00	N/R	811,090

1,000	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/12 at 101.00	N/R	916,390

200	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	185,162

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
$1,000	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CC	$651,610
500	4.750%, 8/01/35 – AMBAC Insured	No Opt. Call	CC	277,745

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
500	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	Ba1	498,590
1,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	1,170,350
1,250	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	941,475

295	Hesperia Unified School District, San Bernardino County, California, Community Facilities District 2006-5 Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	261,273

255	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	9/12 at 100.00	N/R	264,534

870	Imperial, California, Community Facilities District 2006-2 Savanna Ranch Special Tax Bonds, Improvement Area 1, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	851,556

150	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006, 5.050%, 9/01/26	9/16 at 100.00	N/R	141,594

120	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	120,167

1,115	Jurupa Community Services District, California, Community Facilities District 25 Earstvale Area Special Tax Bonds, Series 2008A, 8.375%, 9/01/28	9/18 at 100.00	N/R	1,277,522

500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 34 Eastvale Area , Series 2010A, 6.500%, 9/01/40	9/20 at 100.00	N/R	516,570

500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 38 Eastvale Improvement Area 2, Series 2010A, 6.375%, 9/01/40	9/12 at 100.00	N/R	516,670

750	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2010A, 6.250%, 9/01/40	9/12 at 103.00	N/R	757,965

1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2009B, 6.875%, 9/01/38	9/13 at 100.00	N/R	1,015,580

1,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	1,386,840

335	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB+	358,618

1,275	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	1,499,451

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
300	7.250%, 8/01/31	No Opt. Call	BBB+	346,062
1,550	7.500%, 8/01/41	8/21 at 100.00	BBB+	1,787,817

500	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	No Opt. Call	BBB+	576,715

130	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	9/12 at 103.00	N/R	81,740

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	62,477

1,000	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	806,980

125	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B, 5.450%, 9/01/38	9/16 at 100.00	N/R	112,666

330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	374,606

Nuveen Investments	23

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,500	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2006, 5.500%, 9/01/36	9/16 at 100.00	N/R	$1,254,915

1,600	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	No Opt. Call	BB	1,634,752

1,000	Palm Drive Health Care District, Sonoma County, California, Parcel Tax Revenue Bonds, Series 2005, 5.250%, 4/01/30	4/13 at 102.00	BB	815,760

1,100	Perris Public Finance Authority, California, Local Agency Revenue Bonds, Perris Valley Vistas IA3, Series 2008B, 6.625%, 9/01/38	9/16 at 100.00	N/R	1,135,970

485	Perris Public Financing Authority, California, Local Agency Revenue Bonds, Series 2007D, 5.800%, 9/01/38	9/14 at 100.00	N/R	472,831

220	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011, 6.125%, 9/01/41	No Opt. Call	N/R	226,952

570	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/37	9/12 at 101.00	N/R	512,459

500	Rancho Cardova, California, Special Tax Bonds, Sunridge Anatolia Area Community Facilities District 2003-1, Series 2005, 5.500%, 9/01/37	9/13 at 102.00	N/R	473,790

1,000	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	1,009,040

500	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011, 7.500%, 9/01/31	9/16 at 103.00	N/R	540,100

2,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	2,052,720

1,710	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	1,625,851

500	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	546,350

205	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	No Opt. Call	A–	237,259

125	Riverside Unified School District, Riverside County, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	116,094

1,000	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006, 5.200%, 9/02/36	9/16 at 101.00	N/R	941,940

1,000	Roseville Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007B, 5.000%, 9/01/33	9/17 at 100.00	N/R	904,670

1,700	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	1,544,773

1,800	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,755,936

1,510	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698, 18.211%, 12/01/33 – AMBAC Insured (IF) (7)	No Opt. Call	Aa3	2,210,157

1,495	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	1,405,180

461	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	6/12 at 100.00	N/R	402,919

100	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	92,819

500	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	BBB	577,905

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	South Gate, California, Certificates of Participation, Series 2002A, 5.000%, 9/01/24 – AMBAC Insured	9/12 at 102.00	BB+	$982,680

2,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	2,418,273

	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Revenue Bonds, Community Facilities District 2000-1, Refunding Series 2012:
1,635	5.500%, 9/01/30	9/22 at 100.00	N/R	1,679,652
500	5.500%, 9/01/33	9/22 at 100.00	N/R	506,365

1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	4/12 at 100.00	A–	1,000,320

530	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.250%, 9/01/29	3/21 at 100.00	BBB+	589,609

650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	729,846

500	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	572,670

500	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	510,565

500	Victor Elementary School District, Los Angeles County, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2007A, 5.500%, 9/01/37	9/15 at 102.00	N/R	458,425

600	West Hollywood Community Development Commission, California, East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	676,536

590	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	647,655

965	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/12 at 100.00	N/R	968,078

500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	539,755

	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006:
700	5.000%, 9/01/26	9/14 at 102.00	N/R	657,335
295	5.000%, 9/01/36	9/14 at 102.00	N/R	252,007

290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27	1/17 at 102.00	N/R	189,770

135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	104,987
73,406	Total Tax Obligation/Limited			71,223,911
	Transportation – 7.2%

500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	474,825

1,125	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.226%, 4/01/17 (IF)	No Opt. Call	AA	1,563,176

8,275	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 1999, 0.000%, 1/15/30	4/12 at 34.80	BBB–	2,846,021

1,125	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.505%, 5/15/40 (IF) (7)	5/20 at 100.00	AA	1,587,690

Nuveen Investments	25

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
$35	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R		$32,852
45	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R		39,457

	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008:
250	6.400%, 7/01/23 (Alternative Minimum Tax)	7/14 at 102.00	N/R		243,095
515	6.500%, 7/01/27 (Alternative Minimum Tax)	7/14 at 102.00	N/R		496,712

140	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25 (5)	4/12 at 100.00	N/R		38,590

35	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax) (5)	6/12 at 100.00	N/R		9,654

2,320	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	6/12 at 100.00	N/R		639,485

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
2,000	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	BBB		822,540
6,500	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	BBB		2,495,025
22,865	Total Transportation				11,289,122
	U.S. Guaranteed – 0.6% (8)

830	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (Pre-refunded 3/06/12)	3/12 at 100.00	N/R	(8)	830,855

10	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		10,615

100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R	(8)	122,005
940	Total U.S. Guaranteed				963,475
	Utilities – 4.8%

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
25	5.500%, 11/15/30	No Opt. Call	A–		27,248
700	5.000%, 11/15/35	No Opt. Call	A–		717,703
2,150	5.500%, 11/15/37	No Opt. Call	A–		2,357,282

7,890	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/33	9/16 at 32.62	A		1,998,695

1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A–		1,233,620

1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A–		1,233,620
12,765	Total Utilities				7,568,168
	Water and Sewer – 2.0%

500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R		445,465

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	No Opt. Call	Ba2		1,012,590

1,500	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	BBB		1,605,195
3,000	Total Water and Sewer				3,063,250
$176,339	Total Investments (cost $145,992,531) – 97.7%				152,678,098
	Other Assets Less Liabilities – 2.3% (9)				3,629,890
	Net Assets – 100%				$156,307,988

26	Nuveen Investments

Investments in Derivatives at February 29, 2012

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$3,600,000	Receive	3-Month USD-LIBOR	4.259%	Semi-Annually	6/28/12	6/28/41	$(1,093,488)
Morgan Stanley	2,000,000	Receive	3-Month USD-LIBOR	4.228	Semi-Annually	7/09/12	7/09/41	(592,285)
								$(1,685,773)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(9)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at February 29, 2012.

(10)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Assets and Liabilities

February 29, 2012

Assets
Investments, at value (cost $145,992,531)	$152,678,098
Cash	3,534,854
Deposits with broker	350,000
Receivables:
Interest	3,301,366
Investments sold	114,775
Shares sold	1,243,773
Other assets	62
Total assets	161,222,928
Liabilities
Unrealized depreciation on forward swaps	1,685,773
Payables:
Dividends	273,618
Investments purchased	2,025,807
Shares redeemed	777,862
Accrued expense:
Management fees	61,717
12b-1 distribution and service fees	28,947
Other	61,216
Total liabilities	4,914,940
Net assets	$156,307,988
Class A Shares
Net assets	$70,416,097
Shares outstanding	8,260,149
Net asset value per share	$8.52
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$8.89
Class C Shares
Net assets	$32,156,183
Shares outstanding	3,774,846
Net asset value and offering price per share	$8.52
Class I Shares
Net assets	$53,735,708
Shares outstanding	6,310,878
Net asset value and offering price per share	$8.51
Net assets consist of:
Capital paid-in	$157,889,685
Undistributed (Over-distribution of ) net investment income	1,069,029
Accumulated net realized gain (loss)	(7,650,520)
Net unrealized appreciation (depreciation)	4,999,794
Net assets	$156,307,988
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Operations

Year Ended February 29, 2012

Investment Income	$9,492,269
Expenses
Management fees	715,457
12b-1 service fees – Class A	114,939
12b-1 distribution and service fees – Class C	177,604
Shareholders’ servicing agent fees and expenses	32,371
Custodian’s fees and expenses	34,067
Trustees’ fee and expenses	3,742
Professional fees	41,146
Shareholders’ reports – printing and mailing expenses	24,544
Federal and state registration fees	2,549
Other expenses	3,983
Total expenses before custodian fee credit and expense reimbursement	1,150,402
Custodian fee credit	(276)
Expense reimbursement	(7,853)
Net expenses	1,142,273
Net investment income (loss)	8,349,996
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(220,767)
Forward swaps	(125,800)
Change in net unrealized appreciation (depreciation) of:
Investments	20,140,766
Forward swaps	(1,618,139)
Net realized and unrealized gain (loss)	18,176,060
Net increase (decrease) in net assets from operations	$26,526,056

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets

	Year Ended 2/29/12	Year Ended 2/28/11
Operations
Net investment income (loss)	$8,349,996	$7,644,750
Net realized gain (loss) from:
Investments	(220,767)	69,782
Forward swaps	(125,800)	(248,571)
Change in net unrealized appreciation (depreciation) of:
Investments	20,140,766	(9,054,186)
Forward swaps	(1,618,139)	(124,834)
Net increase (decrease) in net assets from operations	26,526,056	(1,713,059)
Distributions to Shareholders
From net investment income:
Class A	(3,709,279)	(3,786,851)
Class C	(1,404,921)	(1,037,625)
Class I	(2,865,593)	(2,351,189)
Decrease in net assets from distributions to shareholders	(7,979,793)	(7,175,665)
Fund Share Transactions
Proceeds from sale of shares	58,678,825	70,666,004
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,188,983	4,491,282
	63,867,808	75,157,286
Cost of shares redeemed	(42,322,661)	(39,251,927)
Net increase (decrease) in net assets from Fund share transactions	21,545,147	35,905,359
Net increase (decrease) in net assets	40,091,410	27,016,635
Net assets at the beginning of period	116,216,578	89,199,943
Net assets at the end of period	$156,307,988	$116,216,578
Undistributed (Over-distribution of) net investment income at the end of period	$1,069,029	$742,209

See accompanying notes to financial statements.

30	Nuveen Investments

Financial Highlights

Nuveen Investments	31

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (3/06)
2012	$7.36	$.53	$1.14	$1.67	$(.51)	$—		$(.51)	$8.52	23.45%
2011	7.87	.52	(.54)	(.02)	(.49)	—		(.49)	7.36	(.56)
2010	6.51	.51	1.34	1.85	(.49)	—		(.49)	7.87	29.23
2009	8.24	.48	(1.76)	(1.28)	(.45)	—		(.45)	6.51	(16.06)
2008	10.43	.45	(2.19)	(1.74)	(.45)	—	*	(.45)	8.24	(17.19)
Class C (3/06)
2012	7.36	.49	1.14	1.63	(.47)	—		(.47)	8.52	22.84
2011	7.87	.48	(.54)	(.06)	(.45)	—		(.45)	7.36	(1.07)
2010	6.51	.47	1.34	1.81	(.45)	—		(.45)	7.87	28.56
2009	8.24	.44	(1.76)	(1.32)	(.41)	—		(.41)	6.51	(16.55)
2008	10.42	.40	(2.19)	(1.79)	(.39)	—	*	(.39)	8.24	(17.61)
Class I (3/06)(g)
2012	7.35	.55	1.14	1.69	(.53)	—		(.53)	8.51	23.76
2011	7.86	.53	(.53)	—	(.51)	—		(.51)	7.35	(.34)
2010	6.50	.52	1.34	1.86	(.50)	—		(.50)	7.86	29.54
2009	8.24	.50	(1.77)	(1.27)	(.47)	—		(.47)	6.50	(16.01)
2008	10.43	.47	(2.19)	(1.72)	(.47)	—	*	(.47)	8.24	(17.04)

32	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(d)			Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses Including Interest(f)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Expenses Including Interest(f)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$70,416	.89%	.89%	6.77%	.88%	.88%	6.77%	19%
60,178	.90	.90	6.53	.90	.90	6.53	17
40,864	.94	.94	6.91	.94	.94	6.91	23
32,290	1.01	.92	6.13	1.01	.92	6.13	55
42,252	1.43	.99	4.58	1.37	.93	4.64	25

32,156	1.44	1.44	6.17	1.43	1.43	6.17	19
19,035	1.45	1.45	6.00	1.45	1.45	6.00	17
15,971	1.49	1.49	6.25	1.49	1.49	6.25	23
6,718	1.56	1.47	5.69	1.56	1.47	5.69	55
6,382	1.97	1.53	4.02	1.92	1.48	4.08	25

53,736	.69	.69	6.97	.68	.68	6.97	19
37,004	.70	.70	6.74	.70	.70	6.74	17
32,212	.74	.74	7.09	.74	.74	7.09	23
16,146	.81	.72	6.80	.81	.72	6.80	55
4,889	1.21	.77	4.89	1.17	.73	4.92	25
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Securities, LLC (the “Distributor”).

The investment objective of the Fund is to provide high current income exempt from regular federal, California state and, in some cases, California local income taxes. Total return is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. The Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower and may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and forward swaps are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $772,050.

34	Nuveen Investments

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 29, 2012, the Fund invested in externally-deposited inverse floaters.

Nuveen Investments	35

Notes to Financial Statements (continued)

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 29, 2012, the Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

Maximum exposure to Recourse Trusts	$29,415,000

Forward Swap Contracts

The Fund is authorized to enter into forward interest rate swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended February 29, 2012, the Fund entered into forward interest rate swap transactions to reduce the sensitivity of the Fund to movements in U.S. interest rates and to shorten the duration of its portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended February 29, 2012, was as follows:

Average notional amount of forward interest rate swap contracts outstanding*	$4,280,000
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

36	Nuveen Investments

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$152,203,068	$475,030	$152,678,098
Derivatives:
Forward Swaps*	—	(1,685,773)	—	(1,685,773)
Total	$—	$150,517,295	$475,030	$150,992,325
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	37

Notes to Financial Statements (continued)

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3 Municipal Bonds
Balance at the beginning of period	$1,942,634
Gains (losses):
Net realized gains (losses)	(87,926)
Net change in unrealized appreciation (depreciation)	(22,572)
Purchases at cost	—
Sales at proceeds	(283,457)
Net discounts (premiums)	229
Transfers in to	475,030
Transfers out of	(1,548,908)
Balance at the end of period	$475,030
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of February 29, 2012	$(178,020)

During the fiscal year ended February 29, 2012, the Fund recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Fund record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of February 29, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$1,685,773
*	Value represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Fund’s Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended February 29, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Swaps
Risk Exposure
Interest Rate	$(125,800)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps
Risk Exposure
Interest Rate	$(1,618,139)

38	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,669,201	$29,304,307	5,763,877	$45,707,390
Class A – automatic conversion of Class B Shares*	N/A	N/A	18,156	145,432
Class B*	N/A	N/A	—	—
Class C	1,615,927	12,891,273	1,166,998	9,301,894
Class I	2,053,356	16,483,245	1,947,423	15,511,288
Shares issued to shareholders due to reinvestment of distributions:
Class A	309,896	2,435,422	301,015	2,378,965
Class B	—	—	257	2,056
Class C	113,714	899,946	87,194	688,899
Class I	234,844	1,853,615	180,447	1,421,362
	7,996,938	63,867,808	9,465,367	75,157,286
Shares redeemed:
Class A	(3,895,852)	(30,041,348)	(3,099,382)	(24,204,633)
Class B*	N/A	N/A	(1,627)	(13,020)
Class B – automatic conversion to Class A Shares*	N/A	N/A	(18,179)	(145,432)
Class C	(541,712)	(4,231,349)	(696,801)	(5,430,680)
Class I	(1,009,466)	(8,049,964)	(1,191,548)	(9,458,162)
	(5,447,030)	(42,322,661)	(5,007,537)	(39,251,927)
Net increase (decrease)	2,549,908	$21,545,147	4,457,830	$35,905,359
*	After the close of business on June 30, 2010, all outstanding Class B Shares of the Fund were converted to Class A Shares, and Class B Shares are no longer issued by the Fund.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 29, 2012, aggregated $42,728,020 and $23,923,465, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At February 29, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$145,516,018
Gross unrealized:
Appreciation	$14,514,410
Depreciation	(7,352,330)
Net unrealized appreciation (depreciation) of investments	$7,162,080

Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Fund’s components of net assets at February 29, 2012, the Fund’s tax year end, as follows:

Capital paid-in	$23,880
Undistributed (Over-distribution of) net investment income	(43,383)
Accumulated net realized gain (loss)	19,503

Nuveen Investments	39

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2012, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income*	$1,145,207
Undistributed net ordinary income**	46,214
Undistributed net long-term capital gains	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2012, through February 29, 2012, and paid on March 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended February 29, 2012 and February 28, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net tax-exempt income***	$7,880,279
Distributions from net ordinary income**	—
Distributions from net long-term capital gains	—

2011
Distributions from net tax-exempt income	$6,981,434
Distributions from net ordinary income **	—
Distributions from net long-term capital gains	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Fund hereby designates this amount paid during the fiscal year ended February 29, 2012, as Exempt Interest Dividends.

At February 29, 2012, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
February 29, 2016	$320,899
February 28, 2017	3,792,828
February 28, 2018	2,097,482
Total	$6,211,209

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Post-enactment losses:
Short-term	$1,066,105
Long-term	221,806

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

40	Nuveen Investments

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2012, the complex-level fee rate for the Fund was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) for the Fund do not exceed 0.70% through July 31, 2012 (1.00% after July 31, 2012) of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended February 29, 2012, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$333,012
Paid to financial intermediaries (Unaudited)	286,092

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$188,597

Nuveen Investments	41

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$59,317

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2012, as follows:

CDSC retained (Unaudited)	$24,775

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

42	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	235
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	235
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	235
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	235
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	235
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	235
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235

Nuveen Investments	43

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	235
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	235

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	235
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	235
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	235

44	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	235
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	235
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	235
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	235
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	235

Nuveen Investments	45

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	235
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	235
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

46	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Fund were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and

Nuveen Investments	47

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to its Performance Peer Group for the quarter, one- and three-year periods ending December 31, 2010 and for the quarter, one-, three- and five-year periods ending March 31, 2011. In addition, the Board reviewed the Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

The Independent Board Members noted that the Fund, which, as indicated above, had significant differences with its Performance Peer Group, underperformed its benchmark in the one- and three-year periods.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

48	Nuveen Investments

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members noted that the Fund had net management fees and a net expense ratio higher than the peer average. In addition, the Independent Board Members noted that the Advisor was instituting an expense cap for Class A shares of the Fund in seeking to lower expenses and reduce variability in expenses from year to year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component

Nuveen Investments	49

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

50	Nuveen Investments

Notes

Nuveen Investments	51

Notes

52	Nuveen Investments

Notes

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage: Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floaters: Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification Average. The Lipper California Municipal Debt Funds Classification Average contained 112, 107 and 95 funds for the 1-year, 5-year and since inception periods, respectively, ended February 29, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) California Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Standard & Poor’s (S&P) High Yield Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

54	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-CAHY-0212P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 29, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen California Municipal Bond Fund 2	NCAIX	NCABX	NCAKX	NCIBX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the US and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the Continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the US, strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control act of 2011, both scheduled to take place at year-end loom closer with little progress being made to deal with them.

During the last year investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio manager Scott Romans examines key investment strategies and the Fund’s performance during the twelve months ending February 29, 2012. Scott, who has 13 years of investment experience, has managed the Nuveen California Municipal Bond Fund 2 since 2005.

Effective as of the close of business on April 27, 2011 the Nuveen California Municipal Bond Fund 2 was closed to new investors. Effective May 31, 2011, the Fund’s name changed from Nuveen California Insured Municipal Bond Fund. The Fund still invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and California personal income tax, but the Fund is no longer required to invest in insured municipal bonds.

During the current fiscal period, the Fund’s Board of Directors approved the reorganization of the Fund into the Nuveen California Municipal Bond Fund (the “Acquiring Fund”). The reorganization was approved by Fund shareholders at a special meeting held on March 30, 2012. After the close of business on April 13, 2012, the Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund’s shares of equal value. The Acquiring Fund’s shares were distributed to shareholders of the Fund and the Fund was terminated. As a result of the reorganization, shareholders of the Fund became shareholders of the Acquiring Fund. Shareholders of the Fund received Acquiring Fund shares with a total value equal to the total value of the Fund’s shares immediately prior to the closing of the reorganization.

What factors affected the U.S. economy, the national municipal bond market and the California municipal bond market during the twelve-month reporting period ending February 29, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its March 2012 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

Nuveen Investments	5

In the fourth quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.0%, the best growth number since the end of second quarter 2010 and the tenth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 2.9% year-over-year as of February 2012, while the core CPI (which excludes food and energy) increased 2.2% during the same period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.3% in February 2012, the lowest level in three years, down from 9.0% in February 2011. The housing market continued to be the major weak spot in the economy. For the twelve months ended January 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.8%, as housing prices hit their lowest levels since early 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied over this period. Historically light issuance of new tax-exempt bonds served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities. The depressed level of municipal bond issuance was due in part to the continued impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. This reduced the need for many borrowers to come to market with new issues during this period. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity.

Over the twelve months ended February 29, 2012, municipal bond issuance nationwide totaled $307.4 billion, a decrease of 24% compared with issuance during the twelve-month period ended February 28, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

California’s economy is the largest among the 50 states and the ninth largest in the world on a stand-alone basis, according to the International Monetary Fund. The state continued to be burdened by serious budget problems, with persistent deficits and high spending outweighing its revenues. The $120.1 billion 2011 Budget Act remained structurally unbalanced, relying on additional revenue assumptions and, if not met, the execution of “trigger” cuts in expenditures. Those revenue assumptions did not come to fruition, and the state implemented close to $1 billion of trigger cuts effective January 1, 2012, mainly affecting state universities, community colleges and human services. The governor’s fiscal 2013 budget proposal closes an estimated $9.2 billion gap and assumes additional revenues generated from a voter-approved, temporary five-year tax increase or, if rejected, the execution of another round of trigger cuts. The governor’s $137.3 billion budget also calls for expenditure reductions largely to welfare and childcare for the poor.

6	Nuveen Investments

The state’s economy is gaining momentum through rebounding job growth, leading to an improvement in the state’s unemployment rate, which measured 10.9% in February 2012, its lowest level since April 2009, down from 12% in February 2011. Although this figure is second highest in the nation and well above the national average of 8.3% for the same month, it represents an improvement over the prior December’s rate of 12.1%. The state’s monthly revenues for February 2012 trailed the governor’s proposed fiscal 2013 budget projections by 3.2%, which the state controller attributed to a large increase in early tax refunds going out in February. At the end of the reporting period, California maintained credit ratings of A1, A- and A- from rating agencies Moody’s Investors Service, S&P and Fitch, respectively. For the twelve months ended February 29, 2012, municipal issuance in California totaled $38.5 billion, a decrease of 33% from the previous twelve months. For this period, California was the second largest issuer in the nation, representing approximately 12.5% of total issuance nationwide.

How did the Fund perform during the twelve-month period ended February 29, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year and ten-year periods ending February 29, 2012. During the twelve-month period, in a very favorable environment for tax-exempt bond investing, the Nuveen California Municipal Bond Fund 2 outpaced the California municipal bond market, as measured by the S&P California Municipal Bond Index. The Fund also surpassed the results of the national municipal bond market, as measured by the S&P National Municipal Bond Index, and the Fund’s classification average, as measured by the Lipper California Municipal Debt Funds Classification Average.

The period discussed in this report coincided with an unusually strong time span for the municipal bond market. Yields on tax-exempt debt reached their peak at about the start of this reporting period, and as a result, the past year saw municipal bond yields steadily dropping, while the prices on those securities rose accordingly (a bond’s yield and price move in opposite directions). Amid an environment of falling interest rates, longer-dated bonds saw their rates decline to a greater extent than shorter-dated securities, and this backdrop proved helpful for the Fund, whose duration was relatively long compared to the rest of the California municipal bond market, as measured by the S&P California Municipal Bond Index. Duration measures an investment’s sensitivity to changes in interest rates, so having a longer duration (and therefore more sensitivity) to the decline in interest rates proved to be a very positive factor for the Fund’s performance during the twelve-month period. In particular, the Fund benefited from having less exposure to bonds with the shortest durations, as those issues considerably lagged the overall municipal market. The Fund was also supported by maintaining an overweighting in certain long-maturity securities, although a modest underweighting in the very longest duration bonds on the yield curve offset some of that outperformance.

Sector allocation also provided a meaningful impact on the Fund’s relative performance. For example, a particularly noteworthy source of outperformance came from the Fund’s tax-increment-financing district bonds, also known as redevelopment district bonds. Early in the period, we were able to add many of these bonds to the portfolio at what we

Nuveen Investments	7

believed were very attractive prices. As the period progressed, these bonds provided not only a healthy level of income but also realized price appreciation that boosted total returns. Another key positive for the Fund’s performance came from having a relatively limited allocation to California state general obligation debt, as we benefited from having low exposure to this underperforming category. A third source of favorable results was supplied by an overweighting in the health care sector, as spreads on these bonds narrowed during the period, meaning that investors became increasingly willing to accept a lower level of income in exchange for owning these bonds. Conversely, the Fund’s overweighting in the housing bonds sector was a minor negative. Housing bonds have tended to underperform during periods of falling interest rates, when the risk of mortgage prepayments increases.

In contrast to helpful sector positioning, the Fund’s credit quality allocation weighed slightly on the Fund’s performance relative to the S&P California Municipal Bond Index. Generally speaking, in a favorable environment for municipal securities, investors were comfortable assuming additional credit risk and purchasing lower-rated bonds in order to capture their higher yields. As a result, the portfolio’s underexposure to A-rated bonds, one of the best-performing segments of the municipal bond market during the past year, tempered what was otherwise a very strong period overall for the Fund’s performance.

What strategies were used to manage the Fund during the twelve-month period ended February 29, 2012?

The Fund invests primarily in investment-grade municipal bonds in an effort to provide interest income exempt from regular federal, California state and, in some cases, California local income taxes. Throughout the yearlong period, our management approach was opportunistic in nature, periodically taking advantage of individual bond deals that we believed offered good value for shareholders at times when we had cash in the portfolio, coming primarily from the proceeds of bond calls as well as from occasional sales of local general obligation bonds.

In June 2011, two state bills amending the law that created RDAs were approved as part of cost-saving measures to close gaps in the California state budget. Assembly Bill (AB) 26 provided for the dissolution of all RDAs, while AB 27 would allow municipalities to keep their RDAs by committing to substantial community payments to the state. A lawsuit challenging the constitutionality of both bills was filed by an RDA lobbying group in July 2011. In late December 2011, the California Supreme Court ruled that AB 26 was constitutional and ordered the dissolution of all 400 RDAs in the state by February 1, 2012, creating successor agencies and oversight boards to manage obligations (e.g., contracts, bonds, leases) that were in place prior to the dissolution and take title to the RDAs’ housing and other assets. However, the court struck down AB 27, concluding that the provisions that required community payments were not voluntary, and violated the state constitution. Excess supply, amid the lack of clarity about these bonds’ future, pushed down their prices and allowed us to purchase securities offering unusually high income at a comfortable level of risk, as determined by our extensive research into each issuer’s credit quality. Accordingly, we added some of these securities to the portfolio, initially in the primary municipal bond market and, later, in the secondary market, after

8	Nuveen Investments

they became less widely available in the primary market. As we mentioned, these securities began to appreciate in price over time and were significant drivers of the Fund’s performance during the period.

We saw opportunities in other areas of the market also, for example, we purchased new health care issues of varying credit ratings for the portfolio, as well as tobacco-securitization bonds, adding those securities we believed were attractively valued and offered good total-return potential. Another source of purchase activity was California general obligation bonds, where we took advantage of periodic price declines to add to our weighting in this state-issued debt, enabling us to reduce the Fund’s underweighting in this area as well as capture apparent value for the Fund. We also swapped some of the portfolio’s holdings in local general obligation debt for state general obligation bonds.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the fund could lose more than its original investment and also increases the fund’s exposure to volatility and interest rate risk.

Dividend Information

All of the Fund’s share classes saw increases to their monthly dividend in March 2011. The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 2012, the Fund had a positive UNII balance for both tax purposes and financial reporting purposes.

Nuveen Investments	9

Fund Performance and Expense Ratios

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

10	Nuveen Investments

Nuveen California Municipal Bond Fund 2

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 29, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	16.64%	3.98%	4.28%
Class A Shares at maximum Offering Price	11.70%	3.08%	3.83%
Standard & Poor’s (S&P) California Municipal Bond Index*	14.84%	5.17%	5.38%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper California Municipal Debt Funds Classification Average*	16.11%	4.19%	4.53%

Class B Shares w/o CDSC	15.88%	3.22%	3.65%
Class B Shares w/CDSC	11.88%	3.04%	3.65%
Class C Shares	15.99%	3.39%	3.69%
Class I Shares	16.82%	4.19%	4.49%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	17.68%	4.00%	4.51%
Class A Shares at maximum Offering Price	12.73%	3.11%	4.06%
Class B Shares w/o CDSC	16.79%	3.24%	3.86%
Class B Shares w/CDSC	12.79%	3.06%	3.86%
Class C Shares	17.02%	3.43%	3.93%
Class I Shares	17.87%	4.21%	4.71%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.83%
Class B Shares	1.58%
Class C Shares	1.38%
Class I Shares	0.63%

*	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Growth of an Assumed $10,000 Investment as of February 29, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

12	Nuveen Investments

Yields as of February 29, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen California Municipal Bond Fund 2

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.91%	3.20%	4.90%
Class B Shares	3.39%	2.50%	3.83%
Class C Shares	3.59%	2.80%	4.29%
Class I Shares	4.29%	3.55%	5.44%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	13

Holding Summaries as of February 29, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen California Municipal Bond Fund 2

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	37.7%
Tax Obligation/General	28.2%
Health Care	9.0%
Transportation	7.5%
Housing/Multifamily	5.5%
Education and Civic Organizations	4.7%
Other	7.4%

1	As a percentage of total investments as of February 29, 2012. Holdings are subject to change.

14	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen California Municipal Bond Fund 2

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/12)	$1,087.90	$1,083.90	$1,084.50	$1,088.80	$1,020.59	$1,016.76	$1,017.85	$1,021.58
Expenses Incurred During Period	$4.46	$8.45	$7.31	$3.43	$4.32	$8.17	$7.07	$3.32

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.63%, 1.41% and .66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	15

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization.

California Municipal Bond Fund 2
To approve an Agreement and Plan of Reorganization
For	7,645,023
Against	201,593
Abstain	455,642
Total	8,302,258

16	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Municipal Bond Fund 2 (formerly Nuveen California Insured Municipal Bond Fund) (a series of the Nuveen Multistate Trust II, hereinafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 26, 2012

Nuveen Investments	17

Portfolio of Investments

Nuveen California Municipal Bond Fund 2

(formerly Nuveen California Insured Municipal Bond Fund)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 2.2%

$5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B–	$3,461,600
	Education and Civic Organizations – 4.6%

750	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	9/12 at 100.00	Baa2	750,870

1,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aa2	1,574,490

5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	5/12 at 101.00	BBB	5,018,800
7,250	Total Education and Civic Organizations			7,344,160
	Health Care – 8.8%

2,000	Antelope Valley Healthcare District, California, Insured Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 – AGM Insured	7/12 at 100.00	AA–	2,002,160

2,000	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010B, 5.750%, 11/15/31	11/20 at 100.00	Aa3	2,385,780

1,500	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	A2	1,589,865

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	1,002,960

3,685	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	3,956,916

2,015	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/27	1/21 at 100.00	A	2,179,807

835	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	12/20 at 100.00	BBB–	898,961
13,035	Total Health Care			14,016,449
	Housing/Multifamily – 5.4%

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	6/12 at 100.00	N/R	4,026,260

3,865	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.400%, 1/20/31 (Alternative Minimum Tax)	7/12 at 101.00	AA+	3,917,100

660	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47 (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	653,400
8,705	Total Housing/Multifamily			8,596,760
	Housing/Single Family – 0.7%

165	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	165,112

985	California Rural Home Mortgage Finance Authority, FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative Minimum Tax)	6/12 at 101.00	Aaa	1,013,053
1,150	Total Housing/Single Family			1,178,165
	Tax Obligation/General – 27.4%

1,000	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/20 – NPFG Insured	8/14 at 100.00	AA–	1,100,180

2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	2,182,340

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	California State, General Obligation Bonds, Various Purpose Series 2011:
$6,515	5.250%, 9/01/25	No Opt. Call	A1	$7,759,886
1,500	5.250%, 10/01/27	10/21 at 100.00	A1	1,752,825
1,000	5.250%, 10/01/32	10/21 at 100.00	A1	1,134,070

6,900	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/31 – AGM Insured	8/16 at 100.00	AA–	7,336,425

1,185	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/27 – AGM Insured	10/14 at 100.00	AA–	1,289,185

1,460	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FGIC Insured	8/13 at 100.00	A+	1,535,964

2,405	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – FGIC Insured	7/14 at 101.00	A1	2,451,825

270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	298,463

4,070	San Benito Health Care District, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – SYNCORA GTY Insured	7/14 at 101.00	BBB+	4,084,001

5,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	5,681,950

3,040	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Series 1991A, 0.000%, 9/01/15 – NPFG Insured	No Opt. Call	BBB	2,842,826

3,000	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	3,289,020

1,000	Washington Unified School District, Yolo County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	A+	1,054,120
40,345	Total Tax Obligation/General			43,793,080
	Tax Obligation/Limited – 36.6%

1,915	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	A–	1,884,398

	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
15,000	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA–	3,871,200
10,000	0.000%, 9/01/36 – AGM Insured	No Opt. Call	AA–	2,250,300

150	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – NPFG Insured	No Opt. Call	BBB	161,406

1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	1,162,323

2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	8/12 at 100.00	AA–	2,279,655

1,960	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/13 at 100.00	AA	2,090,556

335	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	343,871

1,400	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 5.000%, 9/01/29 – NPFG Insured	9/15 at 100.00	BBB	1,402,226

2,480	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	2,488,308

Nuveen Investments	19

Portfolio of Investments

Nuveen California Municipal Bond Fund 2 (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,840	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	A–	$1,874,279

430	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	428,418

4,555	Long Beach Bond Finance Authority, California, Multiple Project Tax Allocation Bonds, Housing and Gas Utility Financing Project Areas, Series 2005A-1, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	BBB+	4,145,369

1,830	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,851,960

1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA–	1,099,240

14,050	Paramount Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	A–	5,943,572

1,065	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB	1,104,916

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – NPFG Insured	6/17 at 100.00	A	1,157,625

295	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	318,290

290	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	286,250

8,000	Riverside County, California, Asset Leasing Corporate Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997B, 5.000%, 6/01/19 – NPFG Insured	6/12 at 101.00	BBB	8,135,839

360	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	367,636

3,560	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Woodcreek West, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	A–	3,617,708

1,955	San Francisco City and County Redevelopment Agency, California, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/25 – AGM Insured	6/21 at 100.00	AA–	2,184,537

1,180	San Francisco City and County, California, Certificates of Participation, Refunding Series 2010A, 5.000%, 10/01/30	No Opt. Call	AA–	1,281,551

1,000	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	1,023,970

1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	8/12 at 100.00	A–	1,000,320

	Vista Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, California, Vista Redevelopment Project, Series 2011:
2,165	6.000%, 9/01/33	9/21 at 100.00	A–	2,367,471
2,260	6.125%, 9/01/37	9/21 at 100.00	A–	2,446,043
85,130	Total Tax Obligation/Limited			58,569,237
	Transportation – 7.3%

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/12 at 100.00	BBB	5,883,930

3,255	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40 – NPFG Insured	7/12 at 100.00	BBB	3,216,884

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$1,290	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 1997A, 5.250%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	A3		$1,291,664

1,320	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.100%, 1/01/20 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–		1,323,722
12,365	Total Transportation				11,716,200
	U.S. Guaranteed – 0.2% (4)

305	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994, 7.000%, 9/01/14 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	332,923
	Utilities – 3.3%

595	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R		591,733

1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	A+		1,955,733

2,700	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	A1		2,826,225
5,245	Total Utilities				5,373,691
	Water and Sewer – 0.7%

1,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38	7/18 at 100.00	AA		1,119,930
$179,530	Total Investments (cost $151,431,428) – 97.2%				155,502,195
	Other Assets Less Liabilities – 2.8%				4,465,034
	Net Assets – 100%				$159,967,229

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having given an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Assets and Liabilities

February 29, 2012

Assets
Investments, at value (cost $151,431,428)	$155,502,195
Cash	1,780,186
Receivables:
Interest	1,707,256
Investments sold	2,194,523
Shares sold	32,409
Other assets	21,354
Total assets	161,237,923
Liabilities
Payables:
Dividends	159,886
Investments purchased	653,400
Shares redeemed	256,639
Accrued expense:
Management fees	81,942
12b-1 distribution and service fees	17,414
Other	101,413
Total liabilities	1,270,694
Net assets	$159,967,229
Class A Shares
Net assets	$56,705,957
Shares outstanding	5,352,019
Net asset value per share	$10.60
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.06
Class B Shares
Net assets	$522,532
Shares outstanding	49,170
Net asset value and offering price per share	$10.63
Class C Shares
Net assets	$13,173,474
Shares outstanding	1,249,436
Net asset value and offering price per share	$10.54
Class I Shares
Net assets	$89,565,266
Shares outstanding	8,436,647
Net asset value and offering price per share	$10.62
Net assets consist of:
Capital paid-in	$156,091,648
Undistributed (Over-distribution of ) net investment income	933,208
Accumulated net realized gain (loss)	(1,128,394)
Net unrealized appreciation (depreciation)	4,070,767
Net assets	$159,967,229
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Operations

Year Ended February 29, 2012

Investment Income	$8,216,462
Expenses
Management fees	821,905
12b-1 service fees – Class A	113,961
12b-1 distribution and service fees – Class B	9,284
12b-1 distribution and service fees – Class C	94,480
Shareholders’ servicing agent fees and expenses	75,096
Custodian’s fees and expenses	30,782
Trustees’ fee and expenses	4,790
Professional fees	41,537
Shareholders’ reports – printing and mailing expenses	37,335
Federal and state registration fees	859
Other expenses	3,851
Total expenses before custodian fee credit	1,233,880
Custodian fee credit	(1,356)
Net expenses	1,232,524
Net investment income (loss)	6,983,938
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,144,857
Change in net unrealized appreciation (depreciation) of investments	16,094,528
Net realized and unrealized gain (loss)	17,239,385
Net increase (decrease) in net assets from operations	$24,223,323

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Changes in Net Assets

	Year Ended 2/29/12	Year Ended 2/28/11
Operations
Net investment income (loss)	$6,983,938	$8,043,735
Net realized gain (loss) from investments	1,144,857	(1,164,351)
Change in net unrealized appreciation (depreciation) of investments	16,094,528	(8,126,684)
Net increase (decrease) in net assets from operations	24,223,323	(1,247,300)
Distributions to Shareholders
From net investment income:
Class A	(2,481,879)	(3,010,759)
Class B	(35,636)	(74,298)
Class C	(482,167)	(480,390)
Class I	(3,895,198)	(4,159,824)
Decrease in net assets from distributions to shareholders	(6,894,880)	(7,725,271)
Fund Share Transactions
Proceeds from sale of shares	4,622,195	9,322,551
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,672,023	4,671,188
	9,294,218	13,993,739
Cost of shares redeemed	(23,905,742)	(40,215,641)
Net increase (decrease) in net assets from Fund share transactions	(14,611,524)	(26,221,902)
Net increase (decrease) in net assets	2,716,919	(35,194,473)
Net assets at the beginning of period	157,250,310	192,444,783
Net assets at the end of period	$159,967,229	$157,250,310
Undistributed (Over-distribution of) net investment income at the end of period	$933,208	$873,574

See accompanying notes to financial statements.

24	Nuveen Investments

Financial Highlights

Nuveen Investments	25

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2012	$9.49	$.44	$1.10	$1.54	$(.43)	$—	$(.43)	$10.60	16.64%
2011	9.99	.43	(.51)	(.08)	(.42)	—	(.42)	9.49	(.96)
2010	9.40	.43	.57	1.00	(.41)	—	(.41)	9.99	10.87
2009	9.83	.43	(.44)	(.01)	(.41)	(.01)	(.42)	9.40	(.06)
2008	10.84	.43	(.95)	(.52)	(.43)	(.06)	(.49)	9.83	(5.04)
Class B (3/97)
2012	9.51	.36	1.12	1.48	(.36)	—	(.36)	10.63	15.88
2011	10.02	.36	(.53)	(.17)	(.34)	—	(.34)	9.51	(1.77)
2010	9.43	.36	.57	.93	(.34)	—	(.34)	10.02	10.03
2009	9.85	.36	(.43)	(.07)	(.34)	(.01)	(.35)	9.43	(.73)
2008	10.86	.35	(.96)	(.61)	(.34)	(.06)	(.40)	9.85	(5.77)
Class C (9/94)
2012	9.44	.38	1.10	1.48	(.38)	—	(.38)	10.54	15.99
2011	9.95	.38	(.53)	(.15)	(.36)	—	(.36)	9.44	(1.60)
2010	9.36	.37	.58	.95	(.36)	—	(.36)	9.95	10.31
2009	9.78	.37	(.42)	(.05)	(.36)	(.01)	(.37)	9.36	(.55)
2008	10.79	.37	(.96)	(.59)	(.36)	(.06)	(.42)	9.78	(5.62)
Class I (7/86)(f)
2012	9.51	.46	1.10	1.56	(.45)	—	(.45)	10.62	16.82
2011	10.01	.45	(.51)	(.06)	(.44)	—	(.44)	9.51	(.75)
2010	9.42	.45	.57	1.02	(.43)	—	(.43)	10.01	11.05
2009	9.84	.45	(.43)	.02	(.43)	(.01)	(.44)	9.42	.23
2008	10.85	.45	(.96)	(.51)	(.44)	(.06)	(.50)	9.84	(4.87)

26	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$56,706	.85%	.85%	4.40%	24%
57,581	.83	.83	4.34	3
78,338	.86	.86	4.39	1
77,517	.85	.85	4.38	9
80,867	.91	.83	4.03	21

523	1.60	1.60	3.68	24
1,691	1.58	1.58	3.58	3
2,851	1.61	1.61	3.66	1
4,867	1.60	1.60	3.60	9
7,890	1.66	1.58	3.28	21

13,173	1.40	1.40	3.85	24
12,624	1.38	1.38	3.80	3
12,599	1.41	1.41	3.84	1
11,668	1.40	1.40	3.83	9
12,455	1.46	1.38	3.48	21

89,565	.65	.65	4.60	24
85,354	.63	.63	4.54	3
98,657	.66	.66	4.59	1
95,255	.65	.65	4.57	9
112,282	.71	.63	4.23	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the periods presented herein.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California Municipal Bond Fund 2 (formerly, Nuveen California Insured Municipal Bond Fund) (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of predecessor trusts or corporations prior to that date.

Effective April 27, 2011, the Fund was closed to new investors. Investors in the Fund as of April 27, 2011, are able to continue investing in the Fund, through the reinvestment of dividends and capital gains distributions.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Securities, LLC (the “Distributor”).

The Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. The municipal securities in which the Fund invests are, at the time of purchase, (i) rated BBB/Baa or higher, (ii) unrated, but judged to be of comparable quality by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principle and interest. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganization

The Fund’s Board of Trustees approved the reorganization of the Fund into the Nuveen California Municipal Bond Fund (the “Acquiring Fund”), which was approved by Fund shareholders at a special meeting held on March 30, 2012. After the close of business on April 13, 2012, the Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund’s shares of equal value. The Acquiring Fund’s shares were distributed to shareholders of the Fund and the Fund was terminated. As a result of the reorganization, shareholders of the Fund became shareholders of the Acquiring Fund. Shareholders of the Fund received Acquiring Fund shares with a total value equal to the total value of the Fund’s shares immediately prior to the closing of the reorganization.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the

28	Nuveen Investments

obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $653,400.

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Insurance

During the period March 1, 2011 through May 31, 2011, the Fund invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floating rate securities whose underlying bonds are covered by insurance were included for purposes of the 80%. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered “while in fund” under a master portfolio insurance policy purchased by the Fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or Fund shares. The Adviser may obtain master policies from insurers that specialize in insuring municipal bonds.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Nuveen Investments	29

Notes to Financial Statements (continued)

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 29, 2012.

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 29, 2012, the Fund did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of

30	Nuveen Investments

the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$155,502,195	$—	$155,502,195

During the fiscal year ended February 29, 2012, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended February 29, 2012.

Nuveen Investments	31

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	213,062	$2,106,808	383,367	$3,836,017
Class A – automatic conversion of Class B Shares	20,832	205,404	33,973	342,022
Class B	551	5,355	1,057	10,514
Class C	64,828	626,514	189,066	1,878,664
Class I	170,038	1,678,114	328,171	3,255,334
Shares issued to shareholders due to reinvestment of distributions:
Class A	143,235	1,425,049	156,968	1,564,026
Class B	1,579	15,540	2,924	29,210
Class C	30,924	306,274	29,683	293,878
Class I	293,316	2,925,160	279,292	2,784,074
	938,365	9,294,218	1,404,501	13,993,739
Shares redeemed:
Class A	(1,093,273)	(10,897,985)	(2,345,545)	(23,023,556)
Class B	(109,950)	(1,078,401)	(76,857)	(776,421)
Class B – automatic conversion to Class A Shares	(20,772)	(205,404)	(33,874)	(342,022)
Class C	(182,890)	(1,771,246)	(148,578)	(1,445,051)
Class I	(1,006,182)	(9,952,706)	(1,483,481)	(14,628,591)
	(2,413,067)	(23,905,742)	(4,088,335)	(40,215,641)
Net increase (decrease)	(1,474,702)	$(14,611,524)	(2,683,834)	$(26,221,902)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 29, 2012, aggregated $36,173,986 and $47,662,352, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At February 29, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$151,107,484
Gross unrealized:
Appreciation	$6,600,355
Depreciation	(2,205,644)
Net unrealized appreciation (depreciation) of investments	$4,394,711

Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Fund’s components of net assets at February 29, 2012, the Fund’s tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	(29,424)
Accumulated net realized gain (loss)	29,424

32	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2012, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income*	$1,167,677
Undistributed net ordinary income**	—
Undistributed net long-term capital gains	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2012, through February 29, 2012, and paid on March 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended February 29, 2012 and February 28, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net tax-exempt income***	$6,941,194
Distributions from net ordinary income**	—
Distributions from net long-term capital gains	—

2011
Distributions from net tax-exempt income	$7,790,512
Distributions from net ordinary income**	—
Distributions from net long-term capital gains	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Fund hereby designates this amount paid during the fiscal year ended February 29, 2012, as Exempt Interest Dividends.

At February 29, 2012, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
February 28, 2017	$227,468
February 28, 2018	825,136
February 28, 2019	75,788
Total	$1,128,392

During the tax year ended February 29, 2012, the Fund utilized $89,102 of its capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Fund’s tax year ended February 29, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For net assets over $2 billion	.2750
For net assets over $5 billion	.2500

Nuveen Investments	33

Notes to Financial Statements (continued)

The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2012, the complex-level fee rate for the Fund was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.975% of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 29, 2012, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$22,267
Paid to financial intermediaries (Unaudited)	19,012

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$5,626

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$15,247

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2012, as follows:

CDSC retained (Unaudited)	$4,619

34	Nuveen Investments

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	35

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	235
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	235
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	235
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	235
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	235
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	235
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235

36	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	235
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	235

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	235
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	235
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	235

Nuveen Investments	37

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	235
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	235
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	235
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	235
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	235

38	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	235
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	235
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	39

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Fund were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things,

40	Nuveen Investments

the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed the Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

The Independent Board Members noted that the Fund, which, as indicated above, had significant differences with its Performance Peer Group, underperformed its benchmark in the one- and three-year periods.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

Nuveen Investments	41

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members noted that the Fund had net management fees that were slightly higher than the peer average, but a net expense ratio that was below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component

42	Nuveen Investments

and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	43

Notes

44	Nuveen Investments

Notes

Nuveen Investments	45

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage: Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floaters: Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification Average. The Lipper California Municipal Debt Funds Classification Average contained 99, 82 and 76 funds for the 1-year, 5-year and 10-year periods, respectively, ended February 29, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) California Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

46	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolios of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	47

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

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To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-CA2-0212P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended February 29, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Connecticut Municipal Bond Fund	16,725	0	0	0
California Municipal Bond Fund	16,414	0	0	0
California High Yield Municipal Bond Fund	15,175	0	0	0
New Jersey Municipal Bond Fund	16,018	0	0	0
New York Municipal Bond Fund	19,212	0	0	0
California Municipal Bond Fund 2 [5]	15,446	0	0	0
Massachusetts Municipal Bond Fund	15,815	0	0	0

Total	$114,805	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

[5]	The Fund changed names from California Insured Municipal Bond Fund to California Municipal Bond Fund 2.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Connecticut Municipal Bond Fund	0%	0%	0%	0%
California Municipal Bond Fund	0%	0%	0%	0%
California High Yield Municipal Bond Fund	0%	0%	0%	0%
New Jersey Municipal Bond Fund	0%	0%	0%	0%
New York Municipal Bond Fund	0%	0%	0%	0%
California Municipal Bond Fund 2 [1]	0%	0%	0%	0%
Massachusetts Municipal Bond Fund	0%	0%	0%	0%

[1]	The Fund changed names from California Insured Municipal Bond Fund to California Municipal Bond Fund 2.

Fiscal Year Ended February 28, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Connecticut Municipal Bond Fund	16,658	0	565	0
California Municipal Bond Fund	16,307	0	565	0
California High Yield Municipal Bond Fund	14,502	0	565	0
New Jersey Municipal Bond Fund	15,816	0	565	0
New York Municipal Bond Fund [5]	33,782	0	1,130	0
California Municipal Bond Fund 2	15,375	0	565	0
Massachusetts Municipal Bond Fund [6]	29,345	0	1,130	0

Total	$141,785	$0	$5,085	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund acquired New York Insured Municipal Bond Fund in November 2011.
[6]	The Fund acquired Massachusetts Insured Municipal Bond Fund in November 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Connecticut Municipal Bond Fund	0%	0%	0%	0%
California Municipal Bond Fund	0%	0%	0%	0%
California High Yield Municipal Bond Fund	0%	0%	0%	0%
New Jersey Municipal Bond Fund	0%	0%	0%	0%
New York Municipal Bond Fund [1]	0%	0%	0%	0%
California Municipal Bond Fund 2	0%	0%	0%	0%
Massachusetts Municipal Bond Fund [2]	0%	0%	0%	0%

[1]	The Fund acquired New York Insured Municipal Bond Fund in November 2011.
[2]	The Fund acquired Massachusetts Insured Municipal Bond Fund in November 2011.

Fiscal Year Ended February 29, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 28, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 29, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Connecticut Municipal Bond Fund	0	0	0	0
California Municipal Bond Fund	0	0	0	0
California High Yield Municipal Bond Fund	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0
New York Municipal Bond Fund	0	0	0	0
California Municipal Bond Fund 2 [1]	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund changed names from California Insured Municipal Bond Fund to California Municipal Bond Fund 2.

Fiscal Year Ended February 28, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Connecticut Municipal Bond Fund	565	0	0	565
California Municipal Bond Fund	565	0	0	565
California High Yield Municipal Bond Fund	565	0	0	565
New Jersey Municipal Bond Fund	565	0	0	565
New York Municipal Bond Fund [1]	1,130	0	0	1,130
California Municipal Bond Fund 2	565	0	0	565
Massachusetts Municipal Bond Fund [2]	1,130	0	0	1,130

Total	$5,085	$0	$0	$5,085

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund acquired New York Insured Municipal Bond Fund in November 2011.
[2]	The Fund acquired Massachusetts Insured Municipal Bond Fund in November 2011.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 7, 2012